                           Sentinel Family of Funds

                                 Annual Report

                               November 30, 1997





                         [PHOTO OF HOUSE APPEARS HERE]

[LOGO APPEARS HERE]

Sentinel Group Funds, Inc. (SGF)

Sentinel Pennsylvania
Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND(3863)

--------------------------------------------------------------------------------
Table of Contents
 2  Message to Shareholders
 4  Fund Performance
 5  Sentinel Investment Team
 6  Sentinel Common Stock Fund
12  Sentinel Balanced Fund
19  Sentinel Growth Fund
25  Sentinel Small Company Fund
31  Sentinel World Fund
36  Sentinel High Yield Bond Fund
41  Sentinel Bond Fund
47  Sentinel Government Securities Fund
53  Sentinel Short Maturity Government Fund
59  Sentinel U.S. Treasury Money Market Fund
64  Sentinel Tax-Free Income Fund
70  Sentinel New York Tax-Free Income Fund
75  Notes to Financial Statements (SGF)
80  Report of Independent Accountants (SGF)
81  Sentinel Pennsylvania Tax-Free Trust
86  Notes to Financial Statements (PA)
88  Report of Independent Accountants (PA)
89  Federal Tax Status of Dividends and Distributions
89  Privileges, Plans and Services for Shareholders
91  Directors/Trustees and Officers
93  A Brief History

Cover:  A Vermont maple "sugarhouse" reaches full boil in early spring.

        Original oil by Douglas Fryer.

                             Message to Shareholders



[PHOTO OF KENISTON P. MERRILL APPEARS HERE]
Keniston P. Merrill
Chairman

[PHOTO OF JOSEPH M. ROB APPEARS HERE]
Joseph M. Rob
Director and President

Dear Shareholder:

We are pleased to submit our annual report for the twelve months ended November 30, 1997. The just-completed fiscal year was one of significant opportunity in the financial markets.

The Economy

The pattern of economic growth in 1997 was similar to that of 1996, with strong growth during the first three months of 1997 (at about 5% in real GDP) slowing to a more moderate 3% pace in the second half. Also similar to 1996, inflation remained well under control at about 2.5% for 1997.

For a good part of the year, the very favorable environment of moderate growth, low inflation and a declining federal budget deficit had a decidedly positive impact on returns for financial assets. However, late in the year, external forces, most notably financial crises in the lesser developed countries, and continued difficulties with the Japanese economy, began to take a toll on expectations for the U.S. economy. In particular, financial market participants began to suspect that the continued strength of the U.S. dollar might result in increasing difficulties for U.S. exporters combined with tough price competition from imported goods, and may ultimately serve as a catalyst for slower growth domestically.

Looking forward, while we see little in the purely domestic economy that would alter the moderate growth, low inflation scenario, it appears probable that the growing interdependency of economies worldwide may have a greater impact on our domestic situation than has been the case during the post-war years. We will remain vigilant in evaluating how these interdependencies may impact the economic outlook, the potential returns on financial assets, and, particularly, the investments in your Funds.

The Financial Markets

Stock and bond markets achieved strong returns for the third consecutive year. Volatility also increased significantly.

For the year ended November 30, 1997, the Lehman Brothers Aggregate Bond Index, a widely used measure of overall bond market performance, achieved a total return of 7.6%, moderately above long-term historical norms. The ride in the bond market was hardly a smooth one, however. The 10-year Treasury hit a low near 6.00% three times during the year and reached a high of almost 7.00% in April. As investors became more wary of overseas markets late in the year and sought the safe haven of a strong currency, the U.S. fixed income markets rallied strongly, ending the year at a high point with the 10-year Treasury at around 5.85%, and the 30-year bond at 6.00%.

Looking forward, we are generally positive with respect to the U.S. bond market. Continuing economic difficulties in the developing nations may again lead to a "flight to quality," increasing the demand for U.S. fixed income investments and in particular obligations of the U.S. Treasury. As well, the problems in the Far East and South America may result in a decline in U.S. exports to those regions, keeping a lid on U.S. economic growth. This in turn may help to continue to constrain inflationary pressures. As we have seen in recent years, a moderate growth rate and a relatively low inflation rate provide near ideal conditions for the U.S. fixed income markets.

Stock market returns were again extraordinary, especially during the first half of 1997. For the twelve months ended November 30, 1997, the Standard & Poor's 500 Index achieved a total return of 28.5%. The Russell 2000, a widely used measure of returns for smaller capitalization stocks, advanced 23.2% for the period. Continued strong earnings growth, and very positive developments in Washington (in the form of a balanced budget compromise and a reduction in capital gains tax rates), fueled the stock market advance through the summer months. Virtually every major stock market index set new all-time highs. With global economic conditions deteriorating in the fall, however, the market began to discount the possibility of slower earnings growth in 1998, and traded down modestly from its highs. Although there was much publicity surrounding the steep one day drop in stock prices during October, the market recovered all of the lost ground in a matter of weeks. As the year drew to a close, the stock market continued to exhibit a great deal of day-to-day volatility, and a number of the more cyclical stock groups continued to show signs of weakness. Nevertheless, at fiscal year end the stock market remained less than 10% below all-time highs set earlier in the year.

Consensus estimates for S&P 500 profits for 1998 now hover in the $45-47 range, about 10% higher than the figures for 1997. Based on those estimates, the current price-earnings multiple on 1998 earnings is 21 times. After three exceptionally strong years of stock market returns, the current price-earnings multiple has risen to the high end of its normal range, a level which can perhaps be justified given the low level of interest rates, but which may not be sustainable should there be significant reductions in earnings growth expectations. We believe it is a particularly appropriate time to emphasize the long-term, value-oriented investment discipline that is the hallmark of the Sentinel Funds.

As always, we appreciate your support and look forward to continuing to help you achieve your long-term investment goals.

In closing, as Chairman of the Sentinel Funds and co-author of this message, I'm happy to report that in anticipation of my retirement on December 31, 1997, the board of directors on December 11, 1997, elected Patrick E. Welch, Chairman and Chief Executive Officer of National Life Insurance Company, as Chairman of the Sentinel Funds Board of Directors. Following my retirement, I will remain on the Sentinel board as a director/trustee, and look forward to continuing to serve the Sentinel Funds and its shareholders in that capacity.

Sincerely,

/s/ Keniston P. Merrill

Keniston P. Merrill
Chairman

/s/ Joseph M. Rob

Joseph M. Rob
Director & President

December 15, 1997

Fund Performance

Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                            11/30/96 - 11/30/97
                                                     -----------------------------------------------------------------------
                                                      11/30/97
                                                      Net Asset                    Capital
                                                      Value Per      Income         Gain          Total       Lipper
                                                        Share       Dividends   Distributions    Return*     Average**
Sentinel
Fund
Small Company                       "A" Shares       $  6.30          $.01         $ .04          23.0%        21.0%
----------------------------------------------------------------------------------------------------------------------------
                                    "B" Shares          6.18             -           .04          21.6            -
----------------------------------------------------------------------------------------------------------------------------
Growth                                                 18.73           .02          2.80          27.3         22.0
----------------------------------------------------------------------------------------------------------------------------
World                               "A" Shares         17.25           .11           .24          12.5          4.9
----------------------------------------------------------------------------------------------------------------------------
                                    "B" Shares         17.05           .04           .24          11.5            -
----------------------------------------------------------------------------------------------------------------------------
Common Stock                        "A" Shares         44.09           .57          3.54          20.9         23.5
----------------------------------------------------------------------------------------------------------------------------
                                    "B" Shares         44.03           .26          3.54          19.9            -
----------------------------------------------------------------------------------------------------------------------------
Balanced                            "A" Shares         20.29           .55           .45          15.4         16.1
----------------------------------------------------------------------------------------------------------------------------
                                    "B" Shares         20.32           .41           .45          14.6            -
----------------------------------------------------------------------------------------------------------------------------
Bond                                "A" Shares          6.36           .40             -           6.7          6.9
----------------------------------------------------------------------------------------------------------------------------
                                    "B" Shares          6.38           .34             -           5.9            -
----------------------------------------------------------------------------------------------------------------------------
Government Securities                                  10.09           .59             -           7.2          6.5
----------------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                        13.64           .65           .13           6.9          6.9
----------------------------------------------------------------------------------------------------------------------------
PA Tax-Free Trust                                      13.34           .64           .08           6.1          6.7
----------------------------------------------------------------------------------------------------------------------------
Short Maturity Government                               9.82           .56             -           6.0          5.2
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond                 *** "A" Shares         10.41           .32             -           7.3          5.3+
----------------------------------------------------------------------------------------------------------------------------
                                *** "B" Shares         10.40           .31             -           7.2            -
----------------------------------------------------------------------------------------------------------------------------
NY Tax-Free Income                                     11.88           .60           .09           7.7          6.7
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market          "A" Shares          1.00           .04             -           4.6            -
----------------------------------------------------------------------------------------------------------------------------
                                    "B" Shares          1.00           .05             -           4.7            -
----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500+                                     -             -             -          28.5            -
----------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index++                              -             -             -           7.6            -
----------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index+++                             -             -             -           7.2            -
----------------------------------------------------------------------------------------------------------------------------

  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Past performance is no guarantee of future performance.
 ** Average performance of category of funds with similar investment objectives as tracked by Lipper Analytical Services.
*** 6/23/97 Inception Date
  + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.
  + Reflects total return for the five month period ended 11/30/97.

                          The Sentinel Investment Team

                             [PHOTO APPEARS HERE]

While recognizing the investment process is never easy, we believe that it is too often made unnecessarily complex. We concentrate on what we believe to be the key fundamental considerations, filtering out extraneous factors which, over the long run, have little or no bearing on the true value of an investment.

As a result, Sentinel's management has been characterized as "patient." Over the years, this approach has provided Sentinel investors with a high level of consistency of results, with an equally high level of downside protection.

                                                           Keniston P. Merrill

Standing, left to right: Daniel J. Manion, CFA, Assistant Vice President & Co-Portfolio Manager/Analyst - Sentinel Common Stock Fund; Thomas H. Brownell, CFA, Vice President & Portfolio Manager; David M. Brownlee, CFA, Vice President & Portfolio Manager - Sentinel Government Securities Fund and Sentinel Short Maturity Government Fund; Kenneth J. Hart, Vice President & Portfolio Manager - Sentinel Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust; William C. Kane, CFA, Vice President & Co-Portfolio Manager - Sentinel Bond Fund; Bruce R. Bottamini, CFA, Vice President, Director of Fixed Income Research; Richard D. Temple, Vice President & Portfolio Manager - Sentinel Bond Fund, Co-Manager - Sentinel Balanced Fund, Charles C. Schwartz, Assistant Equity Analyst; Scott T. Brayman, CFA, Assistant Vice President & Co-Portfolio Manager/Analyst - Sentinel Small Company Fund; Robert L. Lee, CFA, Vice President & Portfolio Manager - Sentinel Growth Fund, Co-Manager - Sentinel Small Company Fund; Gary M. Reich, CPA, CFA, Equity Analyst.

Seated, left to right: Darlene A. Coppola, Money Market Trader - Sentinel U.S. Treasury Money Market Fund; Richard A. Pender, CFA, Vice President & Portfolio Manager - Sentinel Common Stock Fund, Co-Manager - Sentinel Balanced Fund; Keniston P. Merrill, Chairman & CEO Sentinel Advisors Company, Co-Manager - Sentinel Common Stock Fund and Sentinel Small Company Fund; Rodney A. Buck, CFA, Senior Vice President - Sentinel Advisors Company, Manager - Sentinel Balanced Fund.

Not pictured: Erik B. Granade, CFA, Manager - Sentinel World Fund; Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund.

Sentinel Common Stock Fund seeks a combination of current income and long-term growth of both capital and income through investments in the common stocks of many well-established dividend paying companies.


                           Sentinel Common Stock Fund

In the U.S., the economic environment continues to be quite healthy, as steady growth combined with modest inflation and falling interest rates provides a nearly ideal backdrop for the stock market.

The Sentinel Common Stock Fund produced a total return of 20.9% for the fiscal year ended November 30, 1997. This figure was below the 23.5% average return for the universe of Lipper Growth & Income Funds and the 28.5% return for the Standard & Poor's 500.

While the domestic stock market produced another year of impressive returns, with 1997 likely to be the third successive year of 20% plus gains for the major equity indices, the latter part of the year was particularly volatile. Most of the market's gains were made in the earlier portion of the year, with little headway made during the fall, a period of increasing unease in the international financial markets.

In the U.S., the economic environment continues to be quite healthy, as steady growth combined with modest inflation and falling interest rates provides a nearly ideal backdrop for the stock market. However, the recent Asian and Brazilian currency crises and stock market declines, along with the expected economic slowdown in these regions, could have a major impact on what is an increasingly global economy. Many U.S.-based multinational firms have made significant investments in emerging market economies and may have to deal with a demand slowdown and a more difficult export environment, given the continued strength of the U.S. dollar. Additionally, producers in these countries will increasingly look to export markets to absorb excess capacity and will do so with weakened currencies, a development which could effect even mostly domestic industries in the U.S.

Within the past year, the stock market has shifted favor between large and small stocks and among various market sectors. The largest capitalization issues performed well during the earlier part of the year before a pronounced shift in favor to small caps this past summer. This trend has apparently reversed of late, with the shares of larger companies, which constitute the bulk of the Sentinel Common Stock Fund's holdings, once again dominating as year-end approaches.

Technology issues were strong throughout most of the year and the Fund's relatively limited exposure to this sector negatively impacted relative performance. However, some of our concerns about the valuation levels of many of these stocks and the sustainability of profit margins in the midst of falling product prices and excessive capacity growth are proving valid. The above-mentioned Asian market turmoil has also begun to take a toll on technology issues. As a

--------------------------------------------------------------------------------

Average Annual
Total Return -
Class A Shares
Through 11/30/97
                                                         w/sales   w/o sales
Period                                                   charge+    charge
 1 Year                                                  14.8%       20.9%
--------------------------------------------------------------------------------
 5 Years                                                 15.7%       16.9%
--------------------------------------------------------------------------------
10 Years                                                 15.7%       16.3%
--------------------------------------------------------------------------------

+Sales charge applicable to year of initial investment.
================================================================================
Sentinel Common Stock Fund Performance -- Class A Shares
Ten Years Ended 11/30/97

                             [GRAPH APPEARS HERE]

                                                                     Standard &
                          Sentinel Common      Lipper Growth &       Poor's 500
     Date                 Stock Fund           Income Fund Avgerage  Stock Index
     ----                 ----------           --------------------  -----------
    Nov. '87                  9,500                 10,000             10,000
    Nov. '88                 11,378                 12,160             12,323
    Nov. '89                 14,293                 15,105             16,119
    Nov. '90                 13,951                 14,212             15,561
    Nov. '91                 16,894                 17,187             18,723
    Nov. '92                 19,715                 20,278             22,174
    Nov. '93                 21,441                 22,545             24,408
    Nov. '94                 21,053                 22,618             24,670
    Nov. '95                 27,965                 29,539             33,777
    Nov. '96                 35,560                 36,919             43,273
    Nov. '97                 42,976                 45,595             55,610


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
Ten years ended 11/30/97

Sentinel Common Stock Fund            $42,976
Standard & Poor's 500 Stock Index*    $55,610
Lipper Growth & Income Fund Average   $45,595

*An unmanaged index of stocks reflecting average prices in the stock market.

result, the gap in performance between the Fund and its peer group that had developed during August and September as a result of a technology stock rally and a shift into smaller capitalization issues has narrowed considerably.

Financials were once again a strong sector and the Common Stock Fund's ample representation here impacted performance positively as our holdings in banks, insurance companies and diversified financial companies enjoyed substantial appreciation. The Fund also had excellent gains in its advertising and publishing related holdings. Within the energy sector, the Fund's holdings in oil service were strong relative performers despite some recent profit taking. Also beneficial was the Fund's limited exposure to highly cyclical, basic commodity industries such as papers, metals and mining, which despite compelling valuation levels, continued to perform poorly in an environment of excess capacity and weak pricing.

With a number of high-flying stocks giving back some of their gains as our fiscal year came to a close, investors sought refuge in more defensive issues such as utility shares, and consumer staples stocks including foods and pharmaceuticals. The Common Stock Fund has significant representation in these areas, especially the electric utilities, which have exhibited relative strength in recent months amid increased investor uncertainty and an ongoing bond market rally.

Looking ahead to 1998, we expect the trends of modest economic growth and restrained inflation to continue. While this environment should be generally favorable for common stocks, given what appear to be somewhat lofty valuation levels and high investor expectations for corporate earnings, we must once again urge investor caution about extrapolating recent exceptional stock market returns indefinitely into the future.

As mentioned above, the Fund participated in a positive way from the market's preference for larger capitalization issues. In our stock selection processes, we have increasingly found better values in some of the mid-cap stocks and have been selectively adding to our holdings of some of these high quality issues. The portfolio maintains its traditional value focus, with a dividend yield above that of the overall market and price to earnings ratios and other valuation measures below those of the averages. At the same time, we continue to focus on those companies with strong finances, good fundamental operating environments and the ability to deliver consistent and relatively strong earnings growth. We believe that the Sentinel Common Stock Fund's conservative investment approach will continue to serve our shareholders well in both the strong market environments investors have grown accustomed to, and the more difficult periods that may lie ahead. As always, we appreciate your continued support.


/s/ Keniston P. Merrill

Keniston P. Merrill


/s/ Richard A. Pender

Richard A. Pender, CFA


/s/ Daniel J. Manion

Daniel J. Manion, CFA

Sentinel Common Stock Fund
Investment in Securities
at November 30, 1997

-----------------------------------------------------------------------------
                                                       Shares      Value
                                                                  (Note 1)
-----------------------------------------------------------------------------
  Common Stocks 95.6%
  Aerospace 2.6%
  Boeing Co.                                          160,000 $   8,500,000
  Goodrich (B.F.)                                     750,000    33,375,000
                                                               --------------
                                                                 41,875,000
                                                               --------------
  Automobiles & Auto Parts  3.9%
  Chrysler Corp.                                      700,000    24,018,750
  Ford Motor                                          800,000    34,400,000
  Meritor Automotive Inc.                             141,666     3,169,777
                                                               --------------
                                                                 61,588,527
                                                               --------------
  Banks  9.8%
  BankAmerica Corp.                                   400,000    29,200,000
  Bank of New York                                    550,000    29,562,500
  Chase Manhattan Corp.                               287,200    31,197,100
  Citicorp                                            190,000    22,788,125
  First Union Corp.                                   553,200    26,968,500
  Morgan (J.P.)                                       135,000    15,415,312
                                                               --------------
                                                                155,131,537
                                                               --------------
  Building Materials  1.8%
  Sherwin - Williams                                1,000,000    28,562,500
                                                               --------------
  Computer Products 1.4%
  Hewlett Packard                                     350,000    21,371,875
                                                               --------------
  Consumer & Business Svcs  2.1%
  Omnicom Group                                       450,000    33,356,250
                                                               --------------
  Consumer Products 5.1%
  Fortune Brands                                      875,000    31,664,063
  Kimberly - Clark                                    650,000    33,840,625
  Rubbermaid                                          650,000    15,762,500
                                                               --------------
                                                                 81,267,188
                                                               --------------
  Drugs  4.0%
  American Home Products                              450,000    31,443,750
  Pfizer, Inc.                                        450,000    32,737,500
                                                               --------------
                                                                 64,181,250
                                                               --------------
  Electrical Equipment  3.4%
  Emerson Electric                                    500,000    27,500,000
  General Electric                                    350,000    25,812,500
                                                               --------------
                                                                 53,312,500
                                                               --------------
  Energy  8.2%
  Amoco                                               259,600    23,364,000
  Chevron                                             240,000    19,245,000
  Exxon                                               475,000    28,975,000
  Mobil                                               420,000    30,213,750
  Royal Dutch Petroleum                               550,000    28,978,125
                                                               --------------
                                                                130,775,875
                                                               --------------
  Financial  3.3%
  American Express                                    425,000    33,521,875
  Traveler's Group                                    375,000    18,937,500
                                                               --------------
                                                                 52,459,375
                                                               --------------
  Foods  4.4%
  CPC International                                   325,000    33,596,875
  Sara Lee                                            700,000    37,012,500
                                                               --------------
                                                                 70,609,375
                                                               --------------
  Industrial-Diversified  9.1%
  Crown Cork & Seal                                   625,000    30,507,812
  PPG Industries                                      325,000    18,829,688
  Parker-Hannifin                                     975,000    43,387,500
  Praxair Inc.                                        700,000    30,756,250
  Rockwell Int'l.                                     425,000    20,718,750
                                                               --------------
                                                                144,200,000
                                                               --------------
  Insurance  7.4%
  Allstate Corp.                                      425,000    36,496,875
  American General                                    625,000    33,671,875
  American Int'l. Group                               300,000    30,243,750
  Jefferson-Pilot                                     225,000    17,170,313
                                                               --------------
                                                                117,582,813
                                                               --------------
  Lodging  1.3%
  Marriott International                              275,000    19,920,312
                                                               --------------
  Medical - Equipment & Supplies  2.0%
  Johnson & Johnson                                   500,000    31,468,750
                                                               --------------
  Oil Field Equipment & Services  3.8%
  Halliburton Co.                                     570,000    30,744,375
  Schlumberger Ltd.                                   360,000    29,632,500
                                                               --------------
                                                                 60,376,875
                                                               --------------
  Publishing  3.1%
  Gannett                                             500,000    29,031,250
  McGraw-Hill                                         300,000    20,531,250
                                                               --------------
                                                                 49,562,500
                                                               --------------
  Railroads  3.8%
  Canadian Pacific                                  1,100,000    31,143,750
  Union Pacific Corp.                                 481,100    28,866,000
                                                               --------------
                                                                 60,009,750
                                                               --------------
  Retail  2.9%
  May Department Stores                               366,980    19,725,175
  Sears, Roebuck                                      580,800    26,607,900
                                                               --------------
                                                                 46,333,075
                                                               --------------
  Tobacco  1.1%
  Philip Morris                                       390,000    16,965,000
                                                               --------------
  Utilities - Electric  7.1%
  Duke Energy                                         650,000    33,800,000
  FPL Group                                           450,000    25,171,875
  Florida Progress                                    650,000    23,034,375
  Pacificorp                                        1,300,000    30,306,250
                                                               --------------
                                                                112,312,500
                                                               --------------
  Utilities - Gas  2.3%
  Enron Corp.                                         525,000    20,343,750
  Sonat, Inc.                                         380,000    16,553,750
                                                               --------------
                                                                 36,897,500
                                                               --------------
  Utilities - Telephone  1.7%
  GTE Corp.                                           540,000    27,303,750
                                                               --------------
  Total Common Stocks
    (Cost $801,020,121)                                       1,517,424,077
                                                               --------------

  Preferred Stock 0.8%
  Microsoft Corp. Series A
    (Cost $11,393,362)                                142,500    12,620,156
                                                               --------------
-----------------------------------------------------------------------------
                                                   Principal Amount  Value
                                                   (M=$1,000)        (Note 1)
-----------------------------------------------------------------------------
  Corporate Short-Term Notes 3.4%
  Assoc. Corp. of N.A.
    5.52%, 12/10/97                                  14,000M  $ 13,980,680
  Beneficial Corp
    5.57%, 12/18/97                                  11,000M    10,971,067
  Merrill Lynch
    5.57%, 12/02/97                                  10,000M     9,998,452
  Norwest Financial
    5.57%, 12/15/97                                   6,900M     6,885,054
  Prudential Funding
    5.56%, 12/05/97                                  12,500M    12,492,278
                                                             ---------------
  Total Corporate Short-Term Notes
    (Cost $54,327,531)                                          54,327,531
                                                             ---------------
  Total Investments
    (Cost $866,741,014)*                                     1,584,371,764

  Excess of Other Assets
  Over Liabilities 0.2%                                          2,927,005
                                                             ---------------
  Net Assets                                                $1,587,298,769
                                                             ===============

-----------------------------------------------------------------------------

* Also cost for federal income tax purposes. At November 30, 1997, unrealized appreciation for federal income tax purposes aggregated $717,630,750 of which $722,780,642 related to appreciated securities and $5,149,892 related to depreciated securities.


See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------
Assets
Investments at value                                         $1,584,371,764
Cash and cash equivalents                                           833,239
Receivable for fund shares sold                                     433,955
Receivable for dividends and interest                             4,718,442
                                                             ---------------
  Total Assets                                                1,590,357,400
                                                             ---------------

Liabilities
Payable for fund shares repurchased                                 538,252
Accrued expenses                                                    534,865
Management fee payable                                              710,483
Distribution fee payable (Class A Shares)                         1,071,213
Distribution fee payable (Class B Shares)                            59,430
Fund service fee payable                                            144,388
                                                             ---------------
  Total Liabilities                                               3,058,631
                                                             ---------------
Net Assets Applicable to Outstanding shares                  $1,587,298,769
                                                             ===============
Net Asset Value and Offering Price per Share
  Class A Shares
$1,509,999,349 / 34,246,432 shares outstanding               $        44.09
Sales Charge -- 5.00% of offering price                                2.32
                                                             ---------------
Maximum Offering Price                                       $        46.41
                                                             ===============
  Class B Shares
$77,299,420 / 1,755,409 shares outstanding                   $        44.03
                                                             ===============

Net Assets Represent
Capital stock at par value                                   $      360,018
Paid-in capital                                                 696,738,228
Accumulated undistributed net investment income                   3,560,582
Accumulated undistributed net realized gain
  on investments                                                169,009,191
Unrealized appreciation of investments                          717,630,750
                                                             ---------------
Net Assets                                                   $1,587,298,769
                                                             ===============
Investments at Cost                                          $  866,741,014
                                                             ===============

Sentinel Common Stock Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                     $  30,455,034
Interest                                                          5,011,831
                                                             ---------------
  Total Income                                                   35,466,865
                                                             ---------------
Expenses:
Management advisory fee                                           7,992,617
Transfer agent and custodian                                      1,871,420
Distribution expense (Class A Shares)                             4,100,000
Distribution expense (Class B Shares)                               500,000
Accounting services                                                 512,680
Auditing fees                                                       119,600
Legal fees                                                           58,800
Reports and notices to shareholders                                 137,314
Directors' fees and expenses                                        159,140
Other                                                               110,893
                                                             ---------------
  Total Expenses                                                 15,562,464
  Expense Offset                                                   (127,795)
                                                             ---------------
  Net Expenses                                                   15,434,669
                                                             ---------------
Net Investment Income                                            20,032,196
                                                             ---------------

Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                       169,148,488
Net change in unrealized appreciation                            84,198,889
                                                             ---------------
Net Realized and Unrealized Gain on Investments                 253,347,377
                                                             ---------------
Net Increase in Net Assets from Operations                     $273,379,573
                                                             ===============






See Notes to Financial Statements.



See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Changes in Net Assets


---------------------------------------------------------------------------------------------

                                                                       Year             Year
                                                                      Ended            Ended
                                                                   11/30/97         11/30/96
                                                             ---------------  ---------------
Increase in Net Assets from Operations
Net investment income                                        $   20,032,196   $   19,052,646
Net realized gain on sales of investments                       169,148,488      116,444,973
Net change in unrealized appreciation                            84,198,889      148,127,314
                                                             ---------------  ---------------
Net increase in net assets from operations                      273,379,573      283,624,933
                                                             ---------------  ---------------

Distributions to Shareholders
From net investment income
  Class A Shares                                                (19,255,324)     (19,249,840)
  Class B Shares                                                   (313,742)         (42,698)
From net realized gain on investments
  Class A Shares                                               (113,937,213)     (82,958,132)
  Class B Shares                                                 (2,471,535)               -
                                                             ---------------  ---------------
Total distributions to shareholders                            (135,977,814)    (102,250,670)
                                                             ---------------  ---------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                                108,947,565      109,605,903
  Class B Shares                                                 44,336,849       24,776,151
Net asset value of shares in reinvestment
  of dividends and distributions
  Class A Shares                                                109,313,469       83,386,533
  Class B Shares                                                  2,719,384           37,935
                                                             ---------------  ---------------
                                                                265,317,267      217,806,522
Less: Payments for shares reacquired
  Class A Shares                                               (146,100,510)    (122,853,547)
  Class B Shares                                                 (3,169,265)        (421,513)
                                                             ---------------  ---------------
Increase in net assets from capital share transactions          116,047,492       94,531,462
                                                             ---------------  ---------------

Total Increase in Net Assets for period                         253,449,251      275,905,725
Net Assets: Beginning of period                               1,333,849,518    1,057,943,793
                                                             ---------------  ---------------
Net Assets: End of period                                    $1,587,298,769   $1,333,849,518
                                                             ===============  ===============
Undistributed Net Investment Income
  at End of Period                                           $    3,560,582   $    3,097,452
                                                             ===============  ===============



See Notes to Financial Statements.
10

Sentinel Common Stock Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


------------------------------------------------------------------------------------------------------------------------------------


                                                   Year Ended       Year Ended       Year Ended       Year Ended       Year Ended

Class A Shares                                       11/30/97         11/30/96         11/30/95         11/30/94         11/20/93
                                              ---------------- ---------------- ----------------  ---------------  ---------------
Net asset value at beginning of period             $    40.60       $    35.21       $    28.25       $    29.63       $    29.71
                                              ---------------- ---------------- ----------------  ---------------  ---------------

Income from Investment Operations
Net investment income                                    0.57             0.59             0.72             0.83             0.79
Net realized and unrealized gain (loss)
  on investments                                         7.03             8.18             8.09            (1.35)            1.66
                                              ---------------- ---------------- ----------------  ---------------  ---------------
Total from investment operations                         7.60             8.77             8.81            (0.52)            2.45
                                              ---------------- ---------------- ----------------  ---------------  ---------------

Less Distributions
Dividends from net investment income                     0.57             0.61             0.74             0.80             0.82
Distributions from realized gains on                     3.54             2.77             1.11             0.06             1.71
  investments                                 ---------------- ---------------- ----------------  ---------------  ---------------
Total Distributions                                      4.11             3.38             1.85             0.86             2.53
                                              ---------------- ---------------- ----------------  ---------------  ---------------
Net asset value at end of period                   $    44.09       $    40.60       $    35.21       $    28.25       $    29.63
                                              ================ ================ ================  ===============  ===============
Total Return (%) *                                       20.9             27.2             32.8             (1.8)             8.8

Ratios/Supplemental Data
Ratio of net expenses to average
 net assets (%)                                          1.04             1.06             1.09             1.02             0.93
Ratio of expenses to average net assets
 before expense reductions (%)**                         1.05             1.07             1.10             1.02             0.93
Ratio of net investment income to average
 net assets (%)                                          1.41             1.64             2.29             2.82             2.68
Portfolio turnover rate (%)                                24               22               22               15                9
Average commission rate paid per share             $   0.0600       $   0.0600              N/A              N/A              N/A
Net assets at end of period (000 omitted)          $1,509,999       $1,306,592       $1,057,944         $839,335         $897,836

--------------------------------------------------------------------------------------
                                                         Year     Eight Months
                                                        Ended            Ended
Class B Shares                                       11/30/97       11/30/96(A)
                                              ---------------- ----------------
Net asset value at beginning of period             $    40.57       $    35.43
                                              ---------------- ----------------

Income from Investment Operations
Net investment income                                    0.27             0.22
Net realized and unrealized gain
 on investments                                          6.99             5.05
                                              ---------------- ----------------
Total from investment operations                         7.26             5.27
                                              ---------------- ----------------

Less Distributions
Dividends from net investment income                     0.26             0.13
Distributions from realized gains
 on investments                                          3.54                -
                                              ---------------- ----------------
Total Distributions                                      3.80             0.13
                                              ---------------- ----------------
Net asset value at end of period                   $    44.03       $    40.57
                                              ================ ================
Total Return (%) *                                       19.9             14.9 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)          1.79             1.91 +
Ratio of expenses to average net assets before
  expense reductions (%)**                               1.80             1.92 +
Ratio of net investment income to
 average net assets (%)                                  0.66             0.80 +
Portfolio turnover rate (%)                                24               22
Average commission rate paid per share             $   0.0600       $   0.0600
Net assets at end of period (000 omitted)          $   77,299       $   27,257


(A)  Commenced operations April 1, 1996.
 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.




See Notes to Financial Statements.                                            11

 Sentinel Balanced Fund seeks a conservative combination of stability, income and capital growth through a well diversified portfolio of both stocks and bonds. At least 25% of the Fund's net assets will always be invested in fixed income securities.

                            Sentinel Balanced Fund

The Sentinel Balanced Fund began the fiscal year with a mix of 59% stocks, 31% bonds and 10% cash. Early in the year, most of the cash position was moved into longer-term investments, which impacted performance positively in light of the strong returns in both the stock and bond markets.

The Sentinel Balanced Fund produced a total return of 15.4% for the fiscal year ended November 30, 1997. The Balanced Fund's results were modestly lower than the 16.1% return of the average balanced fund as measured by Lipper Analytical Services, and fell between the 28.5% return for the Standard & Poor's 500 and the 7.6% return for the Lehman Aggregate Bond Index.

The last twelve months were again a period of extraordinary volatility in the financial markets. The bond market was particularly fitful, dropping on any hint of robust economic activity, and rallying back when the mist cleared and the slow growth, low inflation environment again appeared intact. The ten-year Treasury yield zigged and zagged between 6.00% and 7.00% for most of the year, but by fiscal year-end, the strong "flight to quality" rally in the Treasury market resulted in the ten-year yield falling below 6.00%, and the thirty-year bond quickly approaching that level. The stock market achieved well-above average returns for the third consecutive year; stocks have not declined even for a calendar quarter since late in 1994. The ride in the stock market was also a wild one, with a very strong technology rally in the summer, a 500 point decline in the Dow Jones Industrial Average on a single day in October, a year-end recovery rally, and a decided shift behind the major market averages from a more speculative, growth-oriented market earlier in the year to a safe-haven, defensive stance as the international financial turmoil increased in the fall.

The Sentinel Balanced Fund began the fiscal year with a mix of 59% stocks, 31% bonds and 10% cash. Early in the year, most of the cash position was moved into longer-term investments, which impacted performance positively in light of the strong returns in both the stock and bond markets. As of November 30, 1997, the Balanced Fund's asset allocation was 62% stocks, 35% bonds and 3% cash. During the year, the Fund again benefited from its long-standing positions in the financial services sector, as well as a meaningful position in energy service companies. However, results for the stock portion overall lagged the market modestly, due primarily to a significantly underweighted position in the strong, volatile technology sector. Although the de-emphasis of technology stocks hurt performance during the summer months, a significant correction is ongoing in the sector as

--------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/97

                    w/sales            w/o sales
 Period             charge+             charge
 1 Year              9.7%                15.4%
--------------------------------------------------
 5 Years            11.0%                12.1%
--------------------------------------------------
10 Years            11.8%                12.4%
--------------------------------------------------

+Sales charge applicable to year of initial investment.

=======================================================================

Sentinel Balanced Fund Performance -- Class A Shares
Ten Years Ended 11/30/97

                           [LINE GRAPH APPEARS HERE]

               Sentinel       Lipper          Standard &         Lehman
               Balanced      Balanced         Poor's 500        Aggregate
                 Fund      Fund Average      Stock Index*      Bond Index+
              ---------    ------------      -----------       -----------

Nov.'87         9,500          10,000            10,000             10,000
Nov.'88        10,883          11,594            12,323             10,923
Nov.'89        12,848          13,906            16,119             12,491
Nov.'90        13,074          13,709            15,561             13,437
Nov.'91        15,361          16,324            18,723             15,374
Nov.'92        17,258          18,655            22,174             16,736
Nov.'93        18,939          20,645            24,408             18,559
Nov.'94        18,248          20,277            24,670             17,991
Nov.'95        22,703          25,299            33,777             21,165
Nov.'96        26,468          30,150            43,273             22,450
Nov.'97        30,553          35,003            55,610             24,146


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
Ten years ended 11/30/97




Sentinel Balanced Fund                           $30,553
Standard & Poor's 500 Stock Index*               $55,610
Lehman Aggregate Bond Index+                     $24,146
Lipper Balanced Fund Average                     $35,003

* An unmanaged index of stocks reflecting average prices in the stock market. + An unmanaged index of bonds reflecting average prices in the bond market.

the fiscal year comes to a close, and Fund performance is being positively impacted in the current environment.

Looking ahead to 1998, we continue to expect that the economy will grow at a more moderate rate than has been the case in the last several years, and that inflation should remain restrained. The financial turmoil in the lesser developed countries of Asia, and coincident currency weakness, will likely lead to a tougher export market for U.S. companies. As well, they will likely face a more difficult environment at home competing with cheap imports. This will hinder corporate America's ability to raise prices, keeping inflation in the low range of recent years. While the lower growth, low inflation environment suggests a continued positive outlook for the fixed income markets, the potential for slower earnings growth may keep a lid on equities. We do not anticipate a repeat of the extraordinary stock market returns of the last three years, and believe that a disciplined, value-oriented focus on quality companies with consistent earnings growth profiles will be the key to successful stock market investing next year.

We continue to believe that a balanced investment program, with diversified exposure to both the stock and bond markets, will serve our shareholders well. We appreciate your continuing support of our efforts.

/s/ Rodney A. Buck

Rodney A. Buck, CFA

/s/ Richard A. Pender

Richard A. Pender, CFA

/s/ Richard D. Temple

Richard D. Temple

Sentinel Balanced Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------------------------------------
                                                Principal Amount       Value
                                                   (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 21.3%
U.S. Treasury Obligations 11.3%
5-Year:
  Note 5.5%, '00                                      2550M        $  2,527,126
                                                                   -------------
10-Year:
  Note 5.75%, '03                                     5000M           4,977,900
  Note 7.25%, '04                                     2250M           2,421,068
  Note 7.5%, '05                                      4750M           5,193,128
  Note 6.875%, '06                                     750M             798,098
  Note 7%, '06                                        2500M           2,681,775
  Note 6.125%, '07                                   16500M          16,830,330
                                                                   -------------
                                                                     32,902,299
                                                                   -------------
30-Year:
  Note 7.25%, '16                                     1000M           1,126,270
  Note 6.375%, '27                                    2000M           2,080,420
                                                                   -------------
                                                                      3,206,690
                                                                   -------------
Total U.S. Treasury Obligations                                      38,636,115
                                                                   -------------
U.S. Government Agency Obligations 10.0%
Federal Home Loan Mortgage Corporation 2.8%
15-Year:
  6.5%, '08                                           1593M           1,597,717
  7%, '10                                             1071M           1,084,248
  7.5%, '10                                           1840M           1,894,404
  7.5%, '10                                           1507M           1,551,704
  7.5%, '11                                           1522M           1,561,431
                                                                   -------------
                                                                      7,689,504
                                                                   -------------
30-Year:
  8%, '08                                             1739M           1,817,410
                                                                   -------------
Total Federal Home Loan Mortgage Corporation                          9,506,914
                                                                   -------------
Federal National Mortgage Association 5.3%
Collateralized Mortgage Obligations:
  CMO Trust Series
  22(Y) 7.95%, '17                                    2284M           2,348,078
                                                                   -------------
7-Year Balloon:
  7%, '04                                             2468M           2,497,993
                                                                   -------------
15-Year:
  7.5%, '06                                            740M             760,147
  7.5%, '07                                           1134M           1,161,735
  7.5%, '07                                           2274M           2,331,996
  7%, '12                                             3905M           3,949,363
  7.5%, '12                                           4939M           5,056,183
                                                                   -------------
                                                                     13,259,424
                                                                   -------------
Total Federal National Mortgage Association                          18,105,495
                                                                   -------------
Government National Mortgage Association 1.9%
15-Year:
  8.5%, '02                                           3290M           3,429,984
                                                                   -------------
30-Year:
  9%, '09                                               42M              45,097
  7.75%, '26                                          2985M           3,072,521
                                                                   -------------
                                                                      3,117,618
                                                                   -------------
Total Government National Mortgage Association                        6,547,602
                                                                   -------------
Total U.S. Government Agency Obligations                             34,160,011
                                                                   -------------
Total U.S. Government Obligations
  (Cost $71,432,820)                                                 72,796,126
                                                                   -------------
Bonds 14.2%
Beverages 0.2%
Anheuser Busch 8.5%, '17                               771M             800,876
                                                                   -------------
Financial Institutions 3.4%
First Union Corp. 6.824%, '26                         2325M           2,435,438
Lehman Brothers Holdings 8.5%, '15                    2800M           3,213,000
PNC Funding Co. 6.875%, '07                           3500M           3,561,250
Provident Capital Trust 8.6%, '26                     2500M           2,596,875
                                                                   -------------
                                                                     11,806,563
                                                                   -------------
Foreign Financial Institutions 4.2%
Bank Austria 7.25%, '17                               3000M           3,157,500
Banque National 7.2%, '07                             4000M           4,145,000
BCH Cayman Islands Ltd. 7.7%, '06                     2500M           2,665,625
Credit Suisse 7.9%, '07                               2000M           2,142,500
Midland Bank 7.65%, '25                                800M             878,000
Societe Generale 7.85%, '49                           1300M           1,360,125
                                                                   -------------
                                                                     14,348,750
                                                                   -------------
Industrial - Diversified 0.6%
Dimon Inc. 8.875%, '06                                1800M           1,935,000
                                                                   -------------
Insurance 1.0%
Farmers Insurance Exchange 8.625%, '24                3000M           3,442,500
                                                                   -------------
Sovereign Credit 0.3%
Korea Development Bank 6.75%, '05                     1000M             888,750
                                                                   -------------
Telecommunications 2.3%
Comcast Cablevision 8.375%, '07                       3250M           3,591,250
Comsat 8.05%, '06                                     2000M           2,233,240
Continental Cablevision 8.3%, '06                     2000M           2,187,500
                                                                   -------------
                                                                      8,011,990
                                                                   -------------
Utility-Electric 2.0%
New Orleans Public Service 8%, '06                    2000M           2,120,000
Niagara Mohawk Power 8.5%, '23                        2500M           2,668,750
Western Resource Co. 6.875%, '04                      1875M           1,912,500
                                                                   -------------
                                                                      6,701,250
                                                                   -------------
Utility-Gas 0.2%
Consolidated Natural Gas 8.625%, '11                   623M             652,592
                                                                   -------------
Total Bonds (Cost $46,798,069)                                       48,588,271
                                                                   -------------
--------------------------------------------------------------------------------
                                                      Shares           Value
                                                                      (Note 1)
--------------------------------------------------------------------------------


Common Stocks 61.4%
Aerospace 1.7%
Boeing Co                                            22,060        $  1,171,937
Goodrich (B.F.)                                     100,000           4,450,000
                                                                   -------------
                                                                      5,621,937
                                                                   -------------
Automobiles & Auto Parts 2.4%
Chrysler Corp.                                       90,000           3,088,125
Ford Motor                                          107,500           4,622,500
Meritor Automotive Inc.                              21,666             484,777
                                                                   -------------
                                                                      8,195,402
                                                                   -------------
Banks 5.5%
BankAmerica Corp.                                    45,000           3,285,000
Bank of New York                                     72,500           3,896,875
Chase Manhattan Corp.                                26,000           2,824,250
Citicorp                                             25,000           2,998,437
First Union Corp.                                    72,000           3,510,000
Morgan (J.P.)                                        20,000           2,283,750
                                                                   -------------
                                                                     18,798,312
                                                                   -------------
Building Materials 1.1%
Sherwin-Williams                                    130,000           3,713,125
                                                                   -------------
Computer Products 0.8%
Hewlett Packard                                      45,000           2,747,813
                                                                   -------------
Consumer & Business Services 1.4%
Omnicom Group                                        65,000           4,818,125
                                                                   -------------
Consumer Products 3.2%
Fortune Brands                                      120,000           4,342,500
Kimberly-Clark                                       84,000           4,373,250
Rubbermaid                                           90,000           2,182,500
                                                                   -------------
                                                                     10,898,250
                                                                   -------------

Drugs 2.7%
American Home Products                               60,000           4,192,500
Pfizer, Inc.                                         70,000           5,092,500
                                                                   -------------
                                                                      9,285,000
                                                                   -------------
Electrical Equipment 3.2%
Emerson Electric                                     75,000           4,125,000
General Electric                                     42,000           3,097,500
Grainger, (W.W.)                                     40,000           3,745,000
                                                                   -------------
                                                                     10,967,500
                                                                   -------------
Energy 5.5%
Amoco                                                44,000           3,960,000
Chevron                                              35,000           2,806,562
Exxon                                                65,000           3,965,000
Mobil                                                60,100           4,323,444
Royal Dutch Petroleum                                72,000           3,793,500
                                                                   -------------
                                                                     18,848,506
                                                                   -------------
Financial 1.7%
American Express                                     42,500           3,352,188
Travelers Group                                      45,000           2,272,500
                                                                   -------------
                                                                      5,624,688
                                                                   -------------
Foods 2.7%
CPC International                                    45,000           4,651,875
Sara Lee                                             87,500           4,626,562
                                                                   -------------
                                                                      9,278,437
                                                                   -------------

                                                                     (continued)
14

Sentinel Balanced Fund
Investment in Securities (cont'd.)
at November 30, 1997

----------------------------------------------------
                               Shares        Value
                                           (Note 1)
----------------------------------------------------
Industrial-Diversified 6.2%
Crown Cork & Seal              82,500   $  4,027,031
Dover                          30,000      2,011,875
PPG Industries                 50,000      2,896,875
Parker-Hannifin               112,500      5,006,250
Praxair Inc.                   90,000      3,954,375
Rockwell Int'l.                65,000      3,168,750
                                       -------------
                                          21,065,156
                                       -------------

Insurance 3.8%
Allstate Corp.                 42,500      3,649,688
American General               65,000      3,501,875
American Int'l. Group          34,000      3,427,625
Jefferson-Pilot                32,500      2,480,156
                                       -------------
                                          13,059,344
                                       -------------

Lodging 0.9%
Marriott International         40,000      2,897,500
                                       -------------
Medical-Equipment & Supplies 1.3%
Johnson & Johnson              72,000      4,531,500
                                       -------------
Oil Field Equipment & Services 2.3%
Halliburton Co.                75,000      4,045,313
Schlumberger Ltd.              48,000      3,951,000
                                       -------------
                                           7,996,313
                                       -------------

Publishing 2.4%
Gannett                        70,000      4,064,375
McGraw-Hill                    60,000      4,106,250
                                       -------------
                                           8,170,625
                                       -------------

Railroads 3.1%
Canadian Pacific              135,000      3,822,188
Illinois Central Corp.         82,500      2,975,156
Union Pacific Corp.            61,800      3,708,000
                                       -------------
                                          10,505,344
                                       -------------

Retail 2.1%
May Department Stores          55,000      2,956,250
Sears, Roebuck                 89,700      4,109,381
                                       -------------
                                           7,065,631
                                       -------------

Tobacco 0.7%
Philip Morris                  54,000      2,349,000
                                       -------------
Utilities-Electric 4.1%
Duke Energy Co.                80,000      4,160,000
FPL Group                      60,000      3,356,250
Florida Progress               80,000      2,835,000
Pacificorp                    160,000      3,730,000
                                       -------------
                                          14,081,250
                                       -------------

Utilities-Gas 1.6%
Enron Corp.                    75,000      2,906,250
Sonat, Inc.                    60,000      2,613,750
                                       -------------
                                           5,520,000
                                       -------------

Utilities-Telephone 1.0%
GTE Corp.                      70,000      3,539,375
                                       -------------
Total Common Stocks
  (Cost $117,842,456)                    209,578,133
                                       -------------

Preferred Stock 0.5%
Microsoft Corp. Series A
  (Cost $1,575,174)            19,700      1,744,681
                                       -------------

----------------------------------------------------
                          Principal Amount   Value
                             (M=$1,000)     (Note 1)
----------------------------------------------------
Corporate Short-Term Notes 6.7%
Beneficial Corp. 5.7%,
  12/17/97                     16700M    $16,657,693
Texaco Group, Inc. 5.58%
  12/01/97                      6200M      6,200,000
                                       -------------
Total Corporate Short-Term Notes
  (Cost $22,857,693)                      22,857,693
                                       -------------
Total Investments
  (Cost $260,506,212)*                   355,564,904


Excess of Liabilities
  Over Other Assets (4.1%)               (14,024,423)
                                       -------------
Net Assets                              $341,540,481
                                       =============

----------------------------------------------------
* Also cost for federal income tax purposes. At
  November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $95,058,692 of which $95,669,205 related to appreciated securities and $610,513 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

Assets
Investments at value                                              $355,564,904
Cash and cash equivalents                                              694,536
Receivable for securities sold                                          33,347
Receivable for fund shares sold                                        212,179
Receivable for dividends and interest                                2,365,197
                                                                ---------------
   Total Assets                                                    358,870,163
                                                                ---------------

Liabilities
Payable for securities purchased                                    16,749,833
Payable for fund shares repurchased                                     82,537
Accrued expenses                                                       114,894
Management fee payable                                                 172,795
Distribution fee payable (Class A Shares)                              149,733
Distribution fee payable (Class B Shares)                               22,355
Fund service fee payable                                                37,535
                                                                ---------------
   Total Liabilities                                                17,329,682
                                                                ---------------
Net Assets Applicable to Outstanding Shares                       $341,540,481
                                                                ===============

Net Asset Value and Offering Price per Share
   Class A Shares
$314,947,831/15,519,009 shares outstanding                        $      20.29
Sales Charge -- 5.00% of offering price                                   1.07
                                                                ---------------
Maximum Offering Price                                            $      21.36
                                                                ===============

   Class B Shares

$26,592,650/1,308,557 shares outstanding                          $      20.32
                                                                ===============

Net Assets Represent
Capital stock at par value                                        $    168,276
Paid-in capital                                                    225,328,557
Accumulated undistributed net investment income                      1,371,840
Accumulated undistributed net realized gain
   on investments                                                   19,613,116
Unrealized appreciation of investments                              95,058,692
                                                                ---------------
Net Assets                                                        $341,540,481
                                                                ===============
Investments at Cost                                               $260,506,212
                                                                ===============

Sentinel Balanced Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                         $  4,346,925
Interest                                                             8,818,913
                                                                ---------------
   Total Income                                                     13,165,838
                                                                ---------------

Expenses:
Management advisory fee                                              2,020,909
Transfer agent and custodian                                           522,167
Distribution expense (Class A Shares)                                  913,800
Distribution expense (Class B Shares)                                  187,785
Accounting services                                                    114,130
Auditing fees                                                           26,250
Legal fees                                                              14,600
Reports and notices to shareholders                                     40,744
Directors' fees and expenses                                            35,269
Other                                                                   35,337
                                                                ---------------
    Total Expenses                                                   3,910,991
    Expense Offset                                                     (45,567)
                                                                ---------------
    Net Expenses                                                     3,865,424
                                                                ---------------
Net Investment Income                                                9,300,414
                                                                ---------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                           19,528,942
Net change in unrealized appreciation                               17,871,222
                                                                ---------------
Net Realized and Unrealized Gain on Investments                     37,400,164
                                                                ---------------
Net Increase in Net Assets from Operations                         $46,700,578
                                                                ===============

See Notes to Financial Statements.
16

Sentinel Balanced Fund
Statement of Changes in Net Assets

----------------------------------------------------------------------------------
                                                             Year             Year
                                                            Ended            Ended
                                                         11/30/97         11/30/96
                                                   --------------   --------------
Increase in Net Assets from Operations
Net investment income                              $    9,300,414   $    8,845,963
Net realized gain on sales of investments              19,528,942        7,530,121
Net change in unrealized appreciation                  17,871,222       27,684,174
                                                   --------------   --------------
Net increase in net assets from operations             46,700,578       44,060,258
                                                   --------------   --------------

Distributions to Shareholders
From net investment income
  Class A Shares                                       (8,713,721)      (8,766,564)
  Class B Shares                                         (386,612)         (39,537)

From net realized gain on investments
  Class A Shares                                       (7,122,678)      (6,598,524)
  Class B Shares                                         (285,241)             -
                                                   --------------   --------------
Total distributions to shareholders                   (16,508,252)     (15,404,625)
                                                   --------------   --------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                       34,678,474       38,066,491
  Class B Shares                                       14,295,999       10,345,842

Net asset value of shares in reinvestment
     of dividends and distributions
  Class A Shares                                       14,292,974       13,951,023
  Class B Shares                                          615,243           34,337
                                                   --------------   --------------
                                                       63,882,690       62,397,693

Less: Payments for shares reacquired
  Class A Shares                                      (59,461,675)     (49,751,264)
  Class B Shares                                       (1,308,672)        (169,001)
                                                   --------------   --------------
Increase in net assets from capital share
  transactions                                          3,112,343       12,477,428
                                                   --------------   --------------
Total Increase in Net Assets for period                33,304,669       41,133,061
Net Assets: Beginning of period                       308,235,812      267,102,751
                                                   --------------   --------------
Net Assets: End of period                            $341,540,481     $308,235,812
                                                   ==============   ==============

Undistributed Net Investment Income
   at End of Period                                $    1,371,840   $    1,259,431
                                                   ==============   ==============

See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
Class A Shares                                     11/30/97         11/30/96         11/30/95         11/30/94         11/30/93
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Net asset value at beginning of period            $   18.55        $   16.84        $   14.08        $   15.27        $   14.82
                                            ---------------- ---------------- ----------------  ---------------  ---------------

Income from Investment Operations
Net investment income                                  0.56             0.54             0.58             0.58             0.59
Net realized and unrealized gain (loss) on
 investments                                           2.18             2.13             2.78            (1.12)            0.80
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Total from investment operations                       2.74             2.67             3.36            (0.54)            1.39
                                            ---------------- ---------------- ----------------  ---------------  ---------------

Less Distributions
Dividends from net investment income                   0.55             0.54             0.59             0.56             0.58
Distributions from realized gains on
 investments                                           0.45             0.42             0.01             0.09             0.36
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Total Distributions                                    1.00             0.96             0.60             0.65             0.94
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Net asset value at end of period                  $   20.29        $   18.55        $   16.84        $   14.08        $   15.27
                                            ================ ================ ================  ===============  ===============
Total Return (%) *                                     15.4             16.6             24.4             (3.6)             9.7

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)        1.16             1.20             1.27             1.21             1.14
Ratio of expenses to average net assets before
 expense reductions (%) **                             1.17             1.22             1.29             1.21             1.14
Ratio of net investment income to average net
 assets (%)                                            2.93             3.13             3.77             3.97             3.88
Portfolio turnover rate (%)                              63               83              110               66               72
Average commission rate paid per share            $  0.0600        $  0.0600              N/A              N/A              N/A
Net assets at end of period (000 omitted)         $ 314,948        $ 297,288        $ 267,103        $ 226,328        $ 229,632


--------------------------------------------------------------------------------
                                                       Year     Eight Months
                                                      Ended            Ended
Class B Shares                                     11/30/97       11/30/96(A)
                                            ---------------- ----------------
Net asset value at beginning of period            $   18.58        $   17.09

Income from Investment Operations
Net investment income                                  0.42             0.26
Net realized and unrealized loss on
  investments                                          2.18             1.37
                                            ---------------- ----------------
Total from investment operations                       2.60             1.63
                                            ---------------- ----------------

Less Distributions
Dividends from net investment income                   0.41             0.14
Distributions from realized gains on
   investments                                         0.45                -
                                            ---------------- ----------------
Total Distributions                                    0.86             0.14
                                            ---------------- ----------------
Net asset value at end of period                  $   20.32        $   18.58
                                            ================ ================
Total Return (%) *                                     14.6              9.6 ++

Ratios/Supplemental Data
Ratio of net expenses to average
   net assets (%)                                      1.88             2.12 +
Ratio of expenses to average
   net assets before expense
   reductions (%) **                                   1.89             2.13 +
Ratio of net investment income to
   average net assets (%)                              2.21             2.21 +
Portfolio turnover rate (%)                              63               83
Average commission rate paid per share            $  0.0600        $  0.0600
Net assets at end of period (000 omitted)         $  26,593        $  10,948

(A)  Commenced operations April 1, 1996.

  +  Annualized

 ++  Not annualized

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995,the earning credits as described in Notes (2) and (1) H.

N/A  Not applicable to periods prior to 1996.




See Notes to Financial Statements.
18

Sentinel Growth Fund seeks long-term growth of capital through intensively managed primary investments in companies with seasoned, yet aggressive managements.


                             Sentinel Growth Fund


As you are no doubt aware, the stock market was extremely volatile during 1997. Fortunately, the Fund was able to benefit from that volatility by moving quickly to take advantage of attractive investment opportunities throughout the year in certain key market sectors.

The Sentinel Growth Fund earned a total return of 27.3% during the fiscal year ended November 30, 1997. The average fund in the Lipper Growth Fund universe earned a 22.0% return and the Standard & Poor's 500 produced a 28.5% return. We are pleased with the results of the Fund this year as the Sentinel Growth Fund finished the twelve month period in the top 20% of all growth funds in the Lipper universe.

As you are no doubt aware, the stock market was extremely volatile during 1997. Fortunately, the Fund was able to benefit from that volatility by moving quickly to take advantage of attractive investment opportunities throughout the year in certain key market sectors. Early in the year, several of our holdings in the semiconductor equipment industry doubled in price, producing substantial gains for the fund. At mid-year, we decided to sell most of our holdings in this sector because we felt that the stocks had reached fair value. The decision to reduce our positions served us well in the second half of the year when the equipment stocks traded down to significantly lower prices.

Similar opportunities arose in the biotechnology and water treatment industries. During the first half of the year, we earned significant profits in Centocor, which benefited from positive test results on two key products under development. In the water treatment industry, the Fund was helped by a strong performance by U.S. Filter, which continued to execute successfully its strategy of acquiring smaller rivals and of becoming a "one-stop" source for its customers. Our holdings in both Centocor and U.S. Filter were reduced substantially following sharp price gains at mid-year.

Another tactic that served us well during the year was our decision to reduce our holdings in large capitalization stocks. The stocks of large companies, such as Intel and Johnson & Johnson, performed extremely well early in the year and, by the end of May, were no longer inexpensive. We decided at that time to concentrate our new purchases in the less expensive mid-size sector of the market. Mid-cap stocks performed strongly in the second half of the year and our focus on this market segment contributed in part to the Fund's strong results in the July-October time frame.

-----------------------------
Average Annual
Total Return
Through 11/30/97

           w/sales w/o sales
Period     charge+  charge
 1 Year    20.9%     27.3%
-----------------------------
 5 Years   11.6%     12.8%
-----------------------------
10 Years   13.0%     13.5%
-----------------------------

+Sales charge applicable to year of initial investment.
================================================================================
Sentinel Growth Fund Performance
Ten Years Ended 11/30/97
                           [LINE GRAPH APPEARS HERE]



                Sentinel Growth         Lipper Growth   Standard & Poor's
                           Fund          Fund Average     500 Stock Index
                           ----          ------------     ---------------
   Nov.'87                9,500               10,000               10,000
   Nov.'88               10,612               12,196               12,323
   Nov.'89               13,555               15,792               16,119
   Nov.'90               13,371               14,771               15,561
   Nov.'91               15,403               18,788               18,723
   Nov.'92               18,554               22,257               22,174
   Nov.'93               18,310               24,448               24,408
   Nov.'94               17,369               24,526               24,670
   Nov.'95               21,688               32,338               33,777
   Nov.'96               26,589               40,187               43,273
   Nov.'97               33,837               49,030               55,610

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Chart Ending Values
& Legend
Ten years ended 11/30/97

     Sentinel Growth      $33,837
     Fund

     Standard & Poor's    $55,610
     500 Stock Index*

     Lipper Growth        $49,030
     Fund Average

*An unmanaged index of stocks reflecting average prices in the stock market.

The common theme underlying our approach is a continued emphasis on owning companies that are market leaders (preferably market dominant) in growth industries. Typically, our largest sector weights are in the fastest growing areas of the market such as financial services, technology, health care, and consumer growth stocks. With regard to individual holdings, we seek to own "franchise" companies that are selling at modest price/earnings and price/cash flow multiples and are demonstrating positive revenue and earnings trends. Risk is buffered by the Fund's broad diversification and an aggregate price/earnings multiple that is close to that of the overall market.

We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.


/s/ Robert L. Lee

Robert L. Lee, CFA

Sentinel Growth Fund
Investment in Securities
at November 30, 1997


------------------------------------------------------------------------------
                                                     Shares          Value
                                                                    (Note 1)
------------------------------------------------------------------------------
  Common Stocks 93.9%
  Aerospace 2.5%
  Goodrich (B F) Co.                                 50,000       $ 2,225,000
                                                                 -------------
  Banks 9.4%
  BankAmerica Corp.                                  30,000         2,190,000
  Citicorp                                           13,500         1,619,156
  Cullen Frost Bankers, Inc.                         17,800           945,625
  First Union Corp.                                  18,000           877,500
  Mercantile Bankshares                              78,000         2,642,250
                                                                 -------------
                                                                    8,274,531
                                                                 -------------
  Biotechnology 2.2%
  Amgen Inc.                                         30,000         1,533,750
* Centocor Inc.                                      10,000           435,000
                                                                 ------------
                                                                    1,968,750
                                                                 -------------
  Computers/Computer Services 0.9%
  Hewlett Packard                                    13,000           793,812
                                                                 -------------
  Business Services 4.9%
  Analysts International                             17,100           814,388
  Omnicom Group                                      34,800         2,579,550
* Sterling Commerce                                  27,000           938,250
                                                                 -------------
                                                                    4,332,188
                                                                 -------------
  Drugs & Drug Delivery 4.5%
* Scherer (R P)                                      14,000           858,375
  Schering Plough Corp.                              50,000         3,134,375
                                                                 -------------
                                                                    3,992,750
                                                                 -------------
  Electronics 0.6%
  Methode Electronics                                15,000           243,750
  Motorola                                            5,000           314,375
                                                                 -------------
                                                                      558,125
                                                                 -------------
  Financial 3.6%
  American Express Co.                               32,000         2,524,000
  SLM Holdings Corp.                                  5,000           645,625
                                                                 -------------
                                                                    3,169,625
                                                                 -------------
  Hotels/Restaurants 2.1%
  Marriott International                             25,000         1,810,937
                                                                 -------------
  Healthcare Providers 3.5%
  Columbia/HCA Healthcare                           105,000         3,097,500
                                                                 -------------
  Industrial - Diversified 2.6%
  Crown Cork & Seal                                  15,000           732,188
  Parker-Hannifin                                    35,000         1,557,500
                                                                 -------------
                                                                    2,289,688
                                                                 -------------
  Insurance 7.7%
  Allstate Corp.                                     30,000         2,576,250
  Enhance Financial Services                         13,000           726,375
  Executive Risk Inc.                                13,900           903,500
  Jefferson Pilot Corp.                              22,200         1,694,138
  Life Reassurance Corp.                             15,000           856,875
                                                                 -------------
                                                                    6,757,138
                                                                 -------------
  Medical - Equipment & Supplies 4.2%
  Dentsply International                             70,000       $ 1,898,750
  Hillenbrand Industries                             40,000         1,782,500
                                                                 -------------
                                                                    3,681,250
                                                                 -------------
  Oil Field Equipment & Services 10.8%
  Chevron Oil                                        31,400         2,517,887
  Halliburton Co.                                    45,000         2,427,188
  Mobil Corp.                                        23,800         1,712,112
  Schlumberger Ltd.                                  35,200         2,897,400
                                                                 -------------
                                                                    9,554,587
                                                                 -------------
  Publishing/Educational Information 3.1%
  McGraw-Hill Inc.                                   39,900         2,730,656
                                                                 -------------
  Restaurants  6.2%
  Ruby Tuesday Inc.                                  85,000         2,231,250
* Outback Steakhouse                                 32,000           958,000
  Sbarro Inc.                                        80,000         2,240,000
                                                                 -------------
                                                                    5,429,250
                                                                 -------------
  Retail 8.0%
  CVS Corp.                                          17,000         1,128,375
  Ethan Allen Interiors                              63,200         2,433,200
* Staples Inc.                                       60,000         1,691,250
  TJX Companies                                      53,000         1,828,500
                                                                 -------------
                                                                    7,081,325
                                                                 -------------
  Semiconductors &
  Semiconductor Equipment 2.8%
* Applied Materials Inc.                             37,000         1,221,000
* KLA Instruments                                    33,000         1,278,750
                                                                 -------------
                                                                    2,499,750
                                                                 -------------
  Software 4.3%
* Microsoft Corp.                                    27,000         3,820,500
                                                                 -------------
  Telecommunications 4.5%
* Airtouch Communications                            55,000         2,158,750
  Lucent Technologies                                22,300         1,786,788
                                                                 -------------
                                                                    3,945,538
                                                                 -------------
  Tobacco 5.5%
  Philip Morris                                      45,000         1,957,500
  UST Inc.                                           94,000         2,902,250
                                                                 -------------
                                                                    4,859,750
                                                                 -------------
  Total Common Stocks
    (Cost $75,087,721)                                             82,872,650
                                                                 -------------


------------------------------------------------------------------------------
                                               Principal Amount      Value
                                                  (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
  Corporate Short-Term Notes 5.6%
  Beneficial Corp.
    5.57%, 12/10/97                                  1700M        $ 1,697,633
  CIT Group Holdings
    5.48%, 12/02/97                                  1500M          1,499,771
  Merrill Lynch
    5.58%, 12/05/97                                  1700M          1,698,946
                                                                 -------------
  Total Corporate Short-Term Notes
    (Cost $4,896,350)                                               4,896,350
                                                                 -------------
  Total Investments
    (Cost $79,984,071)**                                           87,769,000

  Excess of Other Assets
    Over Liabilities 0.5%                                             415,483
                                                                 -------------
  Net Assets                                                      $88,184,483
                                                                 =============


--------------------------------------------------------------------------------
 * Non-income producing.
** Also cost for federal income tax purposes. At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $7,784,929 of which $10,081,170 related to appreciated securities and $2,296,241 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Growth Fund
Statement of Assets and Liabilities
at November 30, 1997
-----------------------------------------------------------------------

 Assets

 Investments at value                                       $87,769,000
 Cash and cash equivalents                                      485,510
 Receivable for fund shares sold                                 28,177
 Receivable for dividends                                        97,228
                                                        ---------------
    Total Assets                                             88,379,915
                                                        ---------------

 Liabilities
 Payable for fund shares repurchased                             28,500
 Accrued expenses                                                49,828
 Management fee payable                                          44,946
 Distribution fee payable                                        56,179
 Fund service fee payable                                        15,979
                                                        ---------------
    Total Liabilities                                           195,432
                                                        ---------------
 Net Assets Applicable to Outstanding Shares                $88,184,483
                                                        ===============
 Net Asset Value and Offering Price Per Share
 $88,184,483/4,707,977 shares outstanding                   $     18.73
 Sales Charge--5.00% of Offering Price                             0.99
                                                        ---------------
 Maximum Offering Price Per Share                           $     19.72
                                                        ===============

 Net Assets Represent
 Capital stock at par value                                 $    47,080
 Paid-in capital                                             56,186,674
 Accumulated distributions in excess of
    net investment income                                       (27,862)
 Accumulated undistributed net realized gain
    on investments                                           24,193,662
 Unrealized appreciation of investments                       7,784,929
                                                        ---------------
 Net Assets                                                 $88,184,483
                                                        ===============
 Investments at Cost                                        $79,984,071
                                                        ===============

Sentinel Growth Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

 Investment Income
 Income:
 Dividends                                                  $   733,875
 Interest                                                       164,564
                                                        ---------------
    Total Income                                                898,439
                                                        ---------------
 Expenses:
 Management advisory fee                                        492,664
 Transfer agent and custodian                                   226,820
 Distribution expense                                           234,750
 Accounting services                                             27,770
 Auditing fees                                                    7,450
 Legal fees                                                       3,500
 Reports and notices to shareholders                             19,350
 Directors' fees and expenses                                     8,686
 Other                                                           11,684
                                                        ---------------
     Total Expenses                                           1,032,674
     Expense Offset                                             (19,836)
                                                        ---------------
     Net Expenses                                             1,012,838
                                                        ---------------
 Net Investment Loss                                           (114,399)
                                                        ---------------

 Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on sales of investments                   24,318,310
 Net change in unrealized appreciation (depreciation)        (5,377,151)
                                                        ---------------
 Net Realized and Unrealized Gain on Investments             18,941,159
                                                        ---------------
 Net Increase in Net Assets from Operations                 $18,826,760
                                                        ===============


See Notes to Financial Statements.

Sentinel Growth Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                         Year              Year
                                                                        Ended             Ended
                                                                     11/30/97          11/30/96
                                                              ---------------   ---------------
 Increase in Net Assets from Operations
 Net investment income (loss)                                   $    (114,399)   $       98,077
 Net realized gain on sales of investments                         24,318,310        11,151,783
 Net change in unrealized appreciation (depreciation)              (5,377,151)        1,875,022
                                                              ---------------  ----------------
 Net increase in net assets from operations                        18,826,760        13,124,882
                                                              ---------------  ----------------

 Distributions to Shareholders
 From net investment income                                           (59,692)         (258,814)
 From net realized gain on investments                            (11,151,823)       (9,038,321)
                                                              ---------------  ----------------
 Total distributions to shareholders                              (11,211,515)       (9,297,135)
                                                              ---------------  ----------------

 From Capital Share Transactions
 Net proceeds from sales of shares                                 10,603,174         6,445,280
 Net asset value of shares in reinvestment
     of dividends and distributions                                10,331,592         8,450,217
                                                              ---------------  ----------------
                                                                   20,934,766        14,895,497
 Less: Payments for shares reacquired                             (10,181,809)       (9,353,332)
                                                              ---------------  ----------------
 Increase in net assets from capital share transactions            10,752,957         5,542,165
                                                              ---------------  ----------------
 Total Increase in Net Assets for period                           18,368,202         9,369,912
 Net Assets: Beginning of period                                   69,816,281        60,446,369
                                                              ---------------  ----------------
 Net Assets: End of period                                        $88,184,483       $69,816,281
                                                              ===============  ================
 Accumulated undistributed Net Investment
    Income (Loss) at End of Period                                $   (27,862)      $    21,641
                                                              ===============  ================

See Notes to Financial Statements.

Sentinel Growth Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    11/30/97      11/30/96      11/30/95      11/30/94      11/30/93
                                                  ----------    ----------    ----------    ----------    ----------
 Net asset value at beginning of period             $  17.57      $  16.93      $  16.15      $  17.51      $  18.56
                                                  ----------    ----------    ----------    ----------    ----------
 Income from Investment Operations
 Net investment income (loss)                          (0.02)         0.03          0.07          0.05          0.04
 Net realized and unrealized gain (loss)
    on investments                                      4.00          3.23          3.33         (0.92)        (0.28)
                                                  ----------    ----------    ----------    ----------    ----------
 Total from investment operations                       3.98          3.26          3.40         (0.87)        (0.24)
                                                  ----------    ----------    ----------    ----------    ----------
 Less Distributions
 Dividends from net investment income                   0.02          0.07          0.05          0.03          0.04
 Distributions from realized gains on
    investments                                         2.80          2.55          2.57          0.46          0.77
                                                  ----------    ----------    ----------    ----------    ----------
 Total Distributions                                    2.82          2.62          2.62          0.49          0.81
                                                  ----------    ----------    ----------    ----------    ----------
 Net asset value at end of period                   $  18.73      $  17.57      $  16.93      $  16.15      $  17.51
                                                  ==========    ==========    ==========    ==========    ==========
 Total Return (%) *                                     27.3          22.6          24.9          (5.1)         (1.3)

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)        1.29          1.40          1.50          1.43          1.31
 Ratio of expenses to average net assets before
    expense reductions (%) **                           1.32          1.43          1.54          1.43          1.31
 Ratio of net investment income (loss)
    to average net assets (%)                          (0.15)         0.16          0.42          0.30          0.22
 Portfolio turnover rate (%)                             161            98            84            58            12
 Average commission rate paid per share              $0.0600       $0.0600           N/A           N/A           N/A
 Net assets at end of period (000 omitted)           $88,184       $69,816       $60,446       $50,447       $57,833


* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
   (1) H.
N/A Not applicable to periods prior to 1996.

See Notes to Financial Statements.
24

    Sentinel Small Company Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.

                          Sentinel Small Company Fund

Looking forward to 1998, the Fund's investments will continue to be focused on companies that are solving problems for their customers. Companies with products or services that provide attractive solutions to customers' needs should enjoy the increasingly rare ability to increase unit volume and preserve pricing power.

The Sentinel Small Company Fund achieved a return of 23.0% for the twelve month period ending November 30, 1997. This compares favorably to the 21.0% return of the average small company fund (as measured by Lipper Analytical Services), and was similar to the 23.2% returned by the Russell 2000 index.

Some notable events in your Fund this year included Tyco International's acquisition of ADT, Ltd., Hewlett Packard's acquisition of Verifone and Emerson Electric's recent agreement to acquire Computational Systems. Ethan Allen was the best performing stock in the portfolio this past year. Your Fund's investments in Tootsie Roll, Analyst International, Donaldson Co., Duff and Phelps Credit Rating, Mercantile Bankshares, Wilmington Trust, Halliburton and Smith International were also particularly rewarding.

Looking forward to 1998, the Fund's investments will continue to be focused on companies that are solving problems for their customers. Companies with products or services that provide attractive solutions to customers' needs should enjoy the increasingly rare ability to increase unit volume and preserve pricing power. Of course, we also will continue to seek exposure to those small companies that are poised to benefit from important long-term trends. More specifically, we continue to favor selected health care opportunities related to drug delivery and the manufacturing of supplies for the biotechnology and pharmaceutical industries. As for technology, we are focused on companies that should benefit from the growth of electronic commerce and the large need for more efficient (paperless) document storage/retrieval systems. Computer service companies also are likely to prosper due to the often underestimated corporate and government need to address Year 2000 software bugs, migrate from mainframe to client server applications and establish Internet capabilities. Although the energy service stocks recently have been under selling pressure due to lower crude oil prices, we continue to believe that this industry is in the midst of a secular boom that probably has several more years of duration. As long as oil prices do not collapse, the need of major oil

------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/97
           w/sales w/o sales
Period     charge+  charge
1 Year     16.8%     23.0%
------------------------------
3 Years    16.9%     18.9%
------------------------------
Since
Inception* 12.2%     13.4%
------------------------------

*3/1/93

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Small Company Fund Performance -- Class A Shares
3/1/93 inception through 11/30/97

                           [LINE GRAPH APPEARS HERE]


                     Sentinel Small   Lipper Small Company   Russell 2000
                       Company Fund    Growth Fund Average         Index*
                 ------------------       ----------------          -----
        3/1/93                9,500                 10,000         10,000
      11/30/93                9,800                 11,013         11,384
      11/30/94               10,259                 11,167         11,257
      11/30/95               11,505                 14,796         14,465
      11/30/96               14,036                 17,855         16,854
      11/30/97               17,257                 21,605         20,758

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
3/1/93 inception through 11/30/97

     Sentinel Small      $17,257
     Company Fund
     Russell 2000        $20,758
     Index*
     Lipper Small        $21,605
     Company Growth
     Fund Average

*An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

companies to replace reserves, coupled with the much lower finding costs that have resulted from technology, should continue to fuel growth for this industry. Selected retailers and other companies with exposure to relatively affluent consumers should also continue to prosper. Finally, our preference for shares of quality small companies that have developed, or are developing strong brand names or attractive franchises should remain a rewarding long-term investment strategy.

We believe our long-term shareholders will continue to be well served by the Fund's broad diversification and conscious bias towards attractively valued, financially sound and well-managed small companies that have realistic prospects for superior growth. Our investment approach is designed to result in less volatility than the average small company fund, yet produce superior long-term returns than the majority of our peers. Your continued confidence in our efforts is appreciated.


/s/ Keniston P. Merrill
Keniston P. Merrill


/s/ Scott T. Brayman
Scott T. Brayman, CFA


/s/ Robert L. Lee
Robert L. Lee, CFA

Sentinel Small Company Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------
                             Shares       Value
                                        (Note 1)
--------------------------------------------------
  Common Stocks 90.6%
  Banks 6.5%
  Cullen Frost Bankers Inc.   39,000 $  2,071,875
  Mercantile Bankshares       96,000    3,252,000
  Wilmington Trust Corp.      46,000    2,685,250
                                     -------------
                                        8,009,125
                                     -------------
  Beverages  1.5%
* Chalone Wine Group Ltd.     26,000      292,500
* Robert Mondavi `A'          33,000    1,563,375
                                     -------------
                                        1,855,875
                                     -------------
  Business Services  6.5%
  Analysts Int'l.             53,700    2,557,463
* CACI  Int'l.                70,000    1,382,500
* Healthcare Services Group  120,000    1,522,500
* Sterling Commerce           75,000    2,606,250
                                     -------------
                                        8,068,713
                                     -------------
  Clothing and Apparel - Retail 6.3%
* Gymboree                    46,000    1,328,250
* Lands' End                  90,000    3,178,125
* Wet Seal Inc - Class A     110,100    3,254,831
                                     -------------
                                        7,761,206
                                     -------------
  Communications  1.0%
* Dynatech Corp.              35,000    1,270,937
                                     -------------
  Cosmetics and Toiletries 3.1%
  Alberto-Culver Co. Class A 143,400    3,818,025
                                     -------------
  Drugs & Drug Delivery 2.8%
* Scherer (R P)               56,600    3,470,287
                                     -------------
  Electronics  5.2%
  Harman Int'l Industries     67,800    3,432,375
  Methode Electronics `A'    180,000    2,925,000
                                     -------------
                                        6,357,375
                                     -------------
  Energy  1.5%
* CalEnergy Inc.              54,000    1,795,500
                                     -------------
  Environmental Control  6.5%
  Calgon Carbon              110,900    1,219,900
  Donaldson Co.               70,000    3,360,000
* TETRA Technologies         148,000    3,468,750
                                     -------------
                                        8,048,650
                                     -------------
  Financial  1.3%
  Duff & Phelps Credit Rating 43,600    1,566,875
                                     -------------
  Food & Food Distributors  5.4%
  GoodMark Foods              87,800    1,481,625
  Smart & Final Inc.          55,000    1,003,750
  Tootsie Roll Industries     65,200    4,189,100
                                     -------------
                                        6,674,475
                                     -------------
  Healthcare Providers  2.2%
* Genesis Health Ventures     64,950    1,575,038
  Healthplan Services         56,000    1,081,500
                                     -------------
                                        2,656,538
                                     -------------
  Industrial - Diversified  8.8%
  Aptargroup                  33,000    1,881,000
* Bush Boake Allen           104,700    2,944,687
  Cambrex Corp.               40,000    1,815,000
* Computational Systems       67,500    1,974,375
  Lawter Int'l.              102,500    1,178,750
* Material Sciences           76,600    1,125,063
                                     -------------
                                       10,918,875
                                     -------------
  Insurance 3.2%
  Enhance Financial
    Service Group             25,000 $  1,396,875
  Executive Risk Inc.         19,000    1,235,000
  Life Reassurance Corp.      24,000    1,371,000
                                     -------------
                                        4,002,875
                                     -------------
  Manufacturing - Diversified 2.4%
* Cannondale Corp.            30,000      624,375
  Tyco International Ltd.     60,000    2,355,000
                                     -------------
                                        2,979,375
                                     -------------
  Medical - Equipment & Supplies  7.4%
  Allergan Inc.               36,000    1,219,500
  Ballard Medical Products    72,600    1,674,338
  Hillenbrand Industries      59,000    2,629,188
  Life Technologies           84,000    2,572,500
  Minntech Corp.              88,400    1,038,700
                                     -------------
                                        9,134,226
                                     -------------
  Oil Field Equipment & Services  3.6%
  Halliburton Co.             46,000    2,481,125
* Smith International         30,000    1,920,000
                                     -------------
                                        4,401,125
                                     -------------
  Real Estate  2.3%
  Chateau Communities Inc.    93,050    2,838,025
                                     -------------
  Restaurants  4.9%
  Applebee's Intl.            42,000      887,250
* Ruby Tuesday Inc.           96,100    2,522,625
  Sbarro Inc.                 93,000    2,604,000
                                     -------------
                                        6,013,875
                                     -------------
  Retail  5.4%
  Casey's General Stores      89,000    2,097,062
  Ethan Allen Interiors      117,300    4,516,050
                                     -------------
                                        6,613,112
                                     -------------
  Software  2.4%
* FileNet Corp.              104,000    2,853,500
                                     -------------
  Transportation 0.4%
* Railtex Inc.                30,000      446,250
                                     -------------
  Total Common Stocks
    (Cost $84,071,111)                111,554,819
                                     -------------

  Preferred Stock 0.2%
  Phoenix Duff & Phelps Cl A
    (Cost $403,571)           10,000      264,375
                                     -------------

--------------------------------------------------
                       Principal Amount   Value
                           (M=$1,000)    (Note 1)
--------------------------------------------------
  Corporate Short-Term Notes 8.6%
  Assoc. Corp. of NA 5.52%,
    12/12/97                  1000M   $   998,313
  Household Finance 5.56%,
    12/09/97                  1600M     1,598,023
  Merrill Lynch 5.58%,
    12/01/97                  1500M     1,500,000
  Norwest Financial 5.57%,
    12/17/97                  3500M     3,491,336
  Prudential Funding 5.55%,
    12/04/97                  1000M       999,537
  Prudential Funding 5.55%,
    12/09/97                  1000M       998,767
  Prudential Funding 5.56%,
    12/12/97                  1000M       998,301
                                     -------------
  Total Corporate Short-Term Notes
    (Cost $10,584,277)                 10,584,277
                                     -------------
  Total Investments
    (Cost $95,058,959)**              122,403,471

  Excess of Other Assets
    Over Liabilities 0.6%                 784,058
                                     -------------
  Net Assets                         $123,187,529
                                     =============

--------------------------------------------------
 * Non-income producing.
** Also cost for federal income tax purposes.
   At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $27,344,512 of which $29,559,145 related to appreciated securities and $2,214,633 related to depreciated securities.


                                              See Notes to Financial Statements.

Sentinel Small Company Fund
Statement Assets and Liabilities
at November 30, 1997
-------------------------------------------------------------------

 Assets
 Investments at value                                 $122,403,471
 Cash and cash equivalents                                 632,303
 Receivable for securities sold                            329,956
 Receivable for fund shares sold                            23,374
 Receivable for dividends and interest                      38,608
                                                   ---------------
    Total Assets                                       123,427,712
                                                   ---------------

 Liabilities
 Payable for fund shares repurchased                        42,240
 Accrued expenses                                           37,335
 Management fee payable                                     62,513
 Distribution fee payable  (Class A Shares)                 63,926
 Distribution fee payable  (Class B Shares)                  6,773
 Fund service fee payable                                   27,396
                                                   ---------------
    Total Liabilities                                      240,183
                                                   ---------------
 Net Assets Applicable to Outstanding Shares          $123,187,529
                                                   ===============

 Net Asset Value and Offering Price per Share

    Class A Shares
 $115,531,634/18,330,365 shares outstanding           $       6.30
 Sales Charge-- 5.00% of offering price                       0.33
                                                   ---------------
 Maximum Offering Price                               $       6.63
                                                   ===============
    Class B Shares

 $7,655,895/1,238,948 shares outstanding              $     6.18
                                                   ===============
 Net Assets Represent
 Capital stock at par value                           $    195,693
 Paid-in capital                                        80,730,606
 Accumulated undistributed net investment income           272,080
 Accumulated undistributed net realized gain
    on investments                                      14,644,638
 Unrealized appreciation of investments                 27,344,512
                                                   ---------------
 Net Assets                                           $123,187,529
                                                   ===============
 Investments at Cost                                  $ 95,058,959
                                                   ===============

Sentinel Small Company Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

 Investment Income
 Income:
 Dividends                                            $    942,761
 Interest                                                  978,876
                                                   ---------------
    Total Income                                         1,921,637
                                                   ---------------
 Expenses:
 Management advisory fee                                   698,939
 Transfer agent and custodian                              388,394
 Distribution expense (Class A Shares)                     321,320
 Distribution expense (Class B Shares)                      46,440
 Accounting services                                        39,355
 Auditing fees                                               9,750
 Legal fees                                                  4,050
 Reports and notices to shareholders                        21,253
 Directors' fees and expenses                               12,187
 Other                                                      22,044
                                                   ---------------
     Total Expenses                                      1,563,732
     Expense Offset                                        (21,763)
                                                   ---------------
     Net Expenses                                        1,541,969
                                                   ---------------
 Net Investment Income                                     379,668
                                                   ---------------

 Realized and Unrealized Gain on Investments
 Net realized gain on sales of investments              14,644,582
 Net change in unrealized appreciation                   7,565,634
                                                   ---------------
 Net Realized and Unrealized Gain on Investments        22,210,216
                                                   ---------------
 Net Increase in Net Assets from Operations           $ 22,589,884
                                                   ===============

See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                              Year             Year
                                                             Ended            Ended
                                                          11/30/97         11/30/96
                                                   ---------------  ----------------
 Increase in Net Assets from Operations
 Net investment income                             $       379,668  $       216,690
 Net realized gain on sales of investments              14,644,582          772,415
 Net change in unrealized appreciation                   7,565,634       17,429,645
                                                   ---------------  ----------------
 Net increase in net assets from operations             22,589,884       18,418,750
                                                   ---------------  ----------------

 Distributions to Shareholders
 From net investment income
   Class A Shares                                         (134,035)        (438,193)
   Class B Shares                                                -                -
 From realized gain on investments
   Class A Shares                                         (755,382)     (16,243,656)
   Class B Shares                                          (17,013)               -
                                                   ---------------  ----------------
 Total distributions to shareholders                      (906,430)     (16,681,849)
                                                   ---------------  ----------------

 From Capital Share Transactions
 Net proceeds from sales of shares
   Class A Shares                                       13,878,046       14,896,129
   Class B Shares                                        5,225,981        1,943,806
 Net asset value of shares in reinvestment
     of dividends and distributions
   Class A Shares                                          809,158       15,171,070
   Class B Shares                                           16,917                -
                                                   ---------------  ----------------
                                                        19,930,102       32,011,005

 Less: Payments for shares reacquired
   Class A Shares                                      (19,403,606)     (21,663,864)
   Class B Shares                                         (358,156)         (69,477)
                                                   ---------------  ----------------
 Increase in net assets from capital share
   transactions                                            168,340       10,277,664
                                                   ---------------  ----------------
 Total Increase in Net Assets for period                21,851,794       12,014,565
 Net Assets: Beginning of period                       101,335,735       89,321,170
                                                   ---------------  ----------------
 Net Assets: End of period                            $123,187,529     $101,335,735
                                                   ===============  ================
 Undistributed Net Investment Income
    at End of Period                               $       272,080  $        26,447
                                                   ===============  ================



See Notes to Financial Statements.

Sentinel Small Company Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                                                                    Nine
                                                    Year Ended     Year Ended     Year Ended    Year Ended  Months Ended
 Class A Shares                                       11/30/97       11/30/96       11/30/95      11/30/94   11/30/93(A)
                                                 -------------  -------------  -------------  ------------  ------------
 Net asset value at beginning of period            $      5.17    $      5.20    $      5.53   $      6.87   $      6.49
                                                 -------------  -------------  -------------  ------------  ------------
 Income from Investment Operations
 Net investment income (loss)                             0.02           0.01           0.02         (0.04)        (0.06)
 Net realized and unrealized gain on investments          1.16           0.95           0.56          0.18          0.44
                                                 -------------  -------------  -------------  ------------  ------------
 Total from investment operations                         1.18           0.96           0.58          0.14          0.38
                                                 -------------  -------------  -------------  ------------  ------------

 Less Distributions
 Dividends from net investment income                     0.01           0.03              -             -             -
 Distributions from realized gains on investments         0.04           0.96           0.91          1.48             -
                                                 -------------  -------------  -------------  ------------  ------------
 Total Distributions                                      0.05           0.99           0.91          1.48             -
                                                 -------------  -------------  -------------  ------------  ------------
 Net asset value at end of period                  $      6.30    $      5.17    $      5.20   $      5.53   $      6.87
                                                 =============  =============  =============  ============  ============
 Total Return (%) *                                       23.0           22.0           12.2           2.0           5.9++

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)          1.34           1.47           1.56          1.58          1.52+
 Ratio of expenses to average net assets before
    expense reductions (%) **                             1.36           1.51           1.60          1.58          1.52+
 Ratio of net investment income (loss)
    to average net assets (%)                             0.38           0.23           0.26         (0.74)        (1.01)+
 Portfolio turnover rate (%)                                45             60             79            46            61
 Average commission rate paid per share            $    0.0600    $    0.0600            N/A           N/A           N/A
 Net assets at end of period (000 omitted)         $   115,532    $    99,393    $    89,321   $    88,420   $   105,176

--------------------------------------------------------------------------------

                                                          Year     Eight Months
                                                         Ended            Ended
 Class B Shares                                       11/30/97      11/30/96(B)
                                                  ------------     ------------
 Net asset value at beginning of period              $    5.12        $    4.82
                                                  ------------     ------------
 Income from Investment Operations
 Net investment loss                                     (0.03)           (0.03)
 Net realized and unrealized gain on investments          1.13             0.33
                                                  ------------     ------------

 Total from investment operations                         1.10             0.30
                                                  ------------     ------------

 Less Distributions
 Dividends from net investment income                        -                -
 Distributions from realized gains on investments         0.04                -
                                                  ------------     ------------

 Total Distributions                                      0.04                -
                                                  ------------     ------------
 Net asset value at end of period                    $    6.18        $    5.12
                                                  ============     ============

 Total Return (%) *                                       21.6              6.2++


 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)          2.35             2.62+
 Ratio of expenses to average net assets before
    expense reductions (%) **                             2.36             2.64+
 Ratio of net investment income (loss)
    to average net assets (%)                            (0.62)           (0.91)+
 Portfolio turnover rate (%)                                45               60
 Average commission rate paid per share              $  0.0600        $  0.0600
 Net assets at end of period (000 omitted)           $   7,656        $   1,943


(A)  Commenced operations March 1, 1993.
(B)  Commenced operations April 1, 1996.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.

See Notes to Financial Statements.
30

      Sentinel World Fund seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.


                              Sentinel World Fund

During the twelve months ending November 30, 1997, the Sentinel World Fund returned 12.5%, which compares favorably to the 4.9% gain for the average international equity fund in the Lipper universe and the 0.1% decline in the Europe, Australia, and Far East Index (EAFE).

During the twelve months ending November 30, 1997, the Sentinel World Fund returned 12.5%, which compares favorably to the 4.9% gain for the average international equity fund in the Lipper universe and the 0.1% decline in the Europe, Australia, and Far East Index (EAFE). Relative performance was bolstered by the Fund's conservative posturing, limited exposure to the smaller Asian markets, and emphasis on high-quality stocks.

Activity in the Pacific Rim dominated events during the most recent fiscal year, with the severe currency devaluations in the smaller Asian countries and continued troubles in Japan's financial system resulting in poor performance across the region. The larger markets of Japan, Hong Kong and Singapore all declined by roughly 25%, while many of the emerging markets in the region fell by as much as 70% in U.S. dollar terms in the period. The Sentinel World Fund benefited from its significant underweighting in Japanese equities, as well as its focus on the more defensive markets within Southeast Asia. Looking forward, we continue to find selective opportunities among Japan's leading export-oriented companies, and expect Hong Kong's premier companies will once again return to favor for their superior long-term growth prospects related to China.

European equities fared very well over the past year, gaining about 22% in U.S. dollar terms. Contributing to this strong rise has been the prospect of a single European currency, accelerating economic growth, and significant corporate developments, including both mergers and restructuring activity. We continue to emphasize European stocks on a regional basis in the Fund, as we have in recent years, with a particular focus on interest-rate sensitive and stable growth issues.

In 1998, we envision increasingly volatile global financial markets, although we remain constructive on the long-term outlook for stock prices. As always, the Sentinel World Fund will mainly target the developed countries represented in the EAFE Index, and will invest in a broadly diversified list of well-established, high quality companies that are attractively valued on a global basis.


/s/ Erik B. Granade


Erik B. Granade, CFA

------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/97


           w/sales w/o sales
Period     charge+  charge
1 Year      6.9%     12.5%
------------------------------
3 Years    10.8%     12.7%
------------------------------
Since
Inception* 13.5%     14.7%
------------------------------

*3/1/93

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel World Fund Performance -- Class A Shares
3/1/93 inception through 11/30/97

                             [GRAPH APPEARS HERE]

                                                          Morgan
                                                         Stanley's
                                                          Capital
                                      Lipper           International
                   Sentinel        International           EAFE
                  World Fund       Fund Average           Index*
                  ----------       -------------       -------------
  3/1/93             9,500             10,000            10,000
11/30/93            11,786             12,083            12,027
11/30/94            12,746             13,230            13,837
11/30/95            14,050             13,936            14,930
11/30/96            16,226             15,976            16,736
11/30/97            18,258             16,755            16,734

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
3/1/93 inception through 11/30/97

Sentinel World Fund                              $18,258
Morgan Stanley's Capital International "EAFE"
  (Europe, Australia, Far East) Index*           $16,734
Lipper International Fund Average                $16,755

*An unmanaged index of 1,114 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

Sentinel World Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------
                            Shares        Value
                                        (Note 1)
--------------------------------------------------
  Common Stocks 93.0%
  Argentina  1.3%
  YPF S. A. (ADR)            40,000   $ 1,342,500
                                      -----------
  Australia  5.6%
  National Australia        146,880     1,938,201
  News Corporation          350,000     1,864,581
  Rio Tinto Limited         109,625     1,202,381
  Westpac Bank Corp Ord.     96,008       601,076
                                      -----------
                                        5,606,239
                                      -----------
  Denmark  3.3%
  Den Danske Bank            15,000     1,779,547
  Novo Nordisk (ADR)         25,000     1,535,938
                                      -----------
                                        3,315,485
                                      -----------
  Finland  0.8%
  Cultor                     15,400       811,172
                                      -----------
  France  6.7%
  Alcatel Alsthom (ADR)      40,005       990,124
  Elf Aquitaine (ADR)        28,785     1,647,941
  Group Danone               10,500     1,674,596
  Guyenne et Gascogne         2,940       922,343
  Societe Generale           10,850     1,425,480
                                      -----------
                                        6,660,484
                                      -----------
  Germany  3.7%
  Bayer A.G. Ord.            35,000     1,289,656
  Deutsche Bank              25,000     1,611,327
  Siemens A.G.               13,000       769,754
                                      -----------
                                        3,670,737
                                      -----------
  Hong Kong  3.4%
  Cheung Kong               125,000       881,272
  China Light & Power Co.   310,000     1,563,976
  HSBC Holdings              40,890       986,506
                                      -----------
                                        3,431,754
                                      -----------
  Italy  3.3%
  Istituto Mobiliare
    Italia (ADR)             55,000     1,708,437
  Telecom Italia (ADR)       25,000     1,553,125
                                      -----------
                                        3,261,562
                                      -----------
  Japan  15.4%
  Canon                      50,000     1,204,772
  Daiichi Pharmaceuticals    70,000       837,864
  Dai Nippon Printing Co.    70,000     1,385,488
  Fuji Photo Film            38,000     1,364,522
  Hitachi Koki Co. Ord.     175,000       722,863
  Ito-Yokado                 23,000     1,036,417
  Kirin Beverage             50,000       754,938
  Kyocera Corp.              18,000       867,436
  Mitsubishi Heavy Industry 400,000     1,570,898
  Murata Manufacturing       33,000       988,774
  Nintendo Co.               20,000     2,065,324
  Sankyo Co. LTD             40,000     1,273,616
  Sekisui House             120,000       861,803
  Teijin                    180,000       471,739
                                      -----------
                                       15,406,454
                                      -----------
  Mexico  1.4%
  Telefonos de Mexico (ADR)  27,500     1,361,250
                                      -----------
  Netherlands  7.8%
  ABN Amro Bank              84,876     1,617,702
  Akzo Nobel N.V.            10,500     1,846,014
  Hollandsche Beton
    Groep N.V.               60,000     1,086,246
  ING Groep N.V.             27,290     1,108,892
  Unilever N.V. (ADR)        36,000     2,090,250
                                      -----------
                                        7,749,104
                                      -----------
  Norway  1.5%
  Norsk Hydro (ADR)          30,000     1,554,375
                                      -----------
  Portugal  1.6%
  Portugal Telecom (ADR)     35,000     1,605,625
                                      -----------
  Singapore  2.5%
  Development Bank
    of Singapore             75,000       705,772
  Jardine Matheson          141,232       748,530
  Singapore Int'l. Airlines 160,000     1,043,915
                                      -----------
                                        2,498,217
                                      -----------
  South Korea  0.3%
  Pohang Iron & Steel Co.     6,740       261,647
                                      -----------
  Spain  7.0%
  Banco Popular              30,000     1,909,548
  Banco Santander            36,000     1,087,839
  Endesa (ADR)               50,000       937,500
  Repsol (ADR)               40,000     1,725,000
  Telefonica de
    Espana S.A. (ADR)        15,000     1,297,500
                                      -----------
                                        6,957,387
                                      -----------
  Sweden  4.3%
  Aga B Free                 85,000     1,067,134
  Astra AB B Free           121,333     2,025,802
  Volvo AB B                 45,625     1,216,462
                                      -----------
                                        4,309,398
                                      -----------
  Switzerland  4.5%
  Nestle A.G. Registered      1,575     2,316,404
  Novartis A.G. Registered    1,348     2,152,642
                                      -----------
                                        4,469,046
                                      -----------
  United Kingdom  18.6%
  Albright & Wilson         450,000     1,151,578
  Assoc. Brit. Food         180,000     1,663,137
  British Telecom plc (ADR)  25,000     1,950,000
  Carlton Communications    150,000     1,165,513
  Glaxo Hldg. plc (ADR)      37,500     1,713,281
  Guinness plc              160,000     1,452,669
  Johnson Matthey plc       100,000       926,499
  National Westminster
    Bank plc                111,342     1,680,435
  Powergen plc              125,000     1,621,584
  Severn Trent Water plc    103,235     1,644,398
  Shell Transport
    & Trading (ADR)          39,000     1,625,813
  Tesco plc                 250,503     2,023,654
                                      -----------
                                       18,618,561
                                      -----------
  Total Common Stocks
    (Cost $76,914,055)                 92,890,997
                                      -----------

Preferred Stock 1.9%
  Germany
  RWE A.G.
    (Cost $1,239,670)        45,660  $  1,844,666
                                      -----------
  Total Investments
    (Cost $78,153,725)*                94,735,663

  Excess of Other Assets
    Over Liabilities 5.1%               5,125,431
                                      -----------
  Net Assets                          $99,861,094
                                      ===========

--------------------------------------------------------
             Summary of Foreign Securities
               by Industry Classification

                                 Percent of      Value
  Industry                       Net Assets    (Note 1)
  Airlines                          1.0%     $ 1,043,915
  Automobiles, Auto Parts           1.2%       1,216,462
  Banks                            16.1%      16,065,364
  Biotechnology                     2.0%       2,025,802
  Broadcasting                      1.9%       1,864,581
  Building Materials, Construction  2.0%       1,948,049
  Chemicals                         5.8%       5,826,121
  Distributors, Food & Health       3.4%       3,337,733
  Electrical Components             1.6%       1,637,190
  Entertainment                     3.2%       3,230,837
  Financial Services                3.0%       2,976,670
  Foods, Grocery                    2.1%       2,090,250
  Foods, Beverage                   3.0%       3,018,779
  Gold, Precious Metals             2.1%       2,128,880
  Healthcare Drug/Pharmacy          7.5%       7,513,341
  Machinery                         2.3%       2,293,761
  Manufacturing & Process           1.8%       1,737,304
  Office Equipment & Supply         1.2%       1,204,772
  Oil                               7.9%       7,895,629
  Photography                       1.4%       1,364,522
  Printing, Publishing              1.4%       1,385,488
  Retail Food                       5.3%       5,262,401
  Retail General                    1.0%       1,036,417
  Steel                             0.3%         261,647
  Telecommunications                8.8%       8,757,624
  Utilities - Electric              7.6%       7,612,124
                                 -------    ------------
                                   94.9%     $94,735,663
                                 =======    ============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $16,581,938 of which $22,102,326 related to appreciated securities and $5,520,388 related to depreciated securities.

  (ADR) - American Depository Receipt

                                             See Notes to Financial Statements.
32

Sentinel World Fund
Statement of Assets and Liabilities
at November 30, 1997
-------------------------------------------------------------------

Assets
Investments at value                                  $94,735,663
Cash and cash equivalents                                 924,904
Foreign currency (cost $4,126,335)                      4,154,413
Receivable for fund shares sold                           115,794
Receivable for dividends and interest                     204,688
                                                   ---------------
   Total Assets                                       100,135,462
                                                   ---------------

Liabilities
Payable for fund shares repurchased                       108,572
Accrued expenses                                           43,405
Management fee payable                                     50,328
Distribution fee payable (Class A Shares)                  47,027
Distribution fee payable (Class B Shares)                   8,663
Fund service fee payable                                   16,373
                                                   ---------------
   Total Liabilities                                      274,368
                                                   ---------------
Net Assets Applicable to Outstanding Shares           $99,861,094
                                                   ===============
Net Asset Value and Offering Price per Share
   Class A Shares
$89,740,090/5,202,345 shares outstanding              $     17.25
Sales Charge -- 5.00% of offering price                      0.91
                                                   ---------------
Maximum Offering Price                                $     18.16
                                                   ===============
   Class B Shares
$10,121,004/593,750 shares outstanding                $     17.05
                                                   ===============

Net Assets Represent
Capital stock at par value                            $    57,961
Paid-in capital                                        78,858,817
Accumulated undistributed net investment income           595,020
Accumulated undistributed net realized gain
 on investments and foreign exchange                    3,742,566
Unrealized appreciation in investments
 and foreign exchange                                  16,606,730
                                                   ---------------
Net Assets                                            $99,861,094
                                                   ===============
Investments at Cost                                   $78,153,725
                                                   ===============

Sentinel World Fund
Statement of Operations
For the Year Ended November 30, 1997
-------------------------------------------------------------------

Investment Income
Income:
Dividends                                              $2,011,512 *
Interest                                                  113,192
                                                   ---------------
 Total Income                                           2,124,704
                                                   ---------------
Expenses:
Management advisory fee                                   548,359
Transfer agent and custodian                              270,515
Distribution expense (Class A Shares)                     244,390
Distribution expense (Class B Shares)                      62,680
Accounting services                                        24,200
Auditing fees                                               8,150
Legal fees                                                  3,650
Reports and notices to shareholders                        15,000
Directors' fees and expenses                                9,621
Other                                                      18,778
                                                   ---------------
 Total Expenses                                         1,205,343
 Expense Offset                                           (21,940)
                                                   ---------------
 Net Expenses                                           1,183,403
                                                   ---------------
Net Investment Income                                     941,301
                                                   ---------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                                             3,774,361
Foreign currency transactions                            (339,899)
                                                   ---------------
 Net realized gain                                      3,434,462
                                                   ---------------
Net change in unrealized appreciation during the
 period:
Investments                                             5,019,058
Foreign currency transactions                              58,211
                                                   ---------------
Net change in unrealized appreciation                   5,077,269
                                                   ---------------
Net Realized and Unrealized Gain on Investments         8,511,731
                                                   ---------------
Net Increase in Net Assets from Operations             $9,453,032
                                                   ===============

* Net of Foreign Tax Withholding of $257,648

See Notes to Financial Statements.

Sentinel World Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                             Year             Year
                                                            Ended            Ended
                                                         11/30/97         11/30/96
                                                   ---------------  ---------------
Increase in Net Assets from Operations
Net investment income                               $     941,301    $     581,489
Net realized gain on sales of investments               3,434,462        1,086,639
Net change in unrealized appreciation                   5,077,269        7,057,255
                                                   ---------------  ---------------
Net increase in net assets from operations              9,453,032        8,725,383
                                                   ---------------  ---------------

Distributions to Shareholders
From net investment income
 Class A Shares                                          (509,018)        (471,463)
 Class B Shares                                            (9,446)               -
From realized gain on investments
 Class A Shares                                        (1,108,321)        (228,430)
 Class B Shares                                           (52,020)               -
                                                   ---------------  ---------------
Total distributions to shareholders                    (1,678,805)        (699,893)
                                                   ---------------  ---------------

From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                        24,615,024       27,277,778
 Class B Shares                                         6,914,575        3,168,407
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                         1,510,239          660,554
 Class B Shares                                            58,245                -
                                                   ---------------  ---------------
                                                       33,098,083       31,106,739
Less: Payments for shares reacquired
 Class A Shares                                       (15,247,343)     (12,059,284)
 Class B Shares                                          (409,118)        (129,688)
                                                   ---------------  ---------------
Increase in net assets from capital share              17,441,622       18,917,767
 transactions                                      ---------------  ---------------
Total Increase in Net Assets for period                25,215,849       26,943,257
Net Assets: Beginning of period                        74,645,245       47,701,988
                                                   ---------------  ---------------
Net Assets: End of period                           $  99,861,094    $  74,645,245
                                                   ===============  ===============
Undistributed Net Investment Income
 at End of Period                                   $     595,020    $     512,082
                                                   ===============  ===============



See Notes to Financial Statements.
34

Sentinel World Fund (A)
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                           Nine
                                                 Year Ended       Year Ended       Year Ended       Year Ended     Months Ended
Class A Shares                                     11/30/97         11/30/96         11/30/95         11/30/94       11/30/93(B)
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Net asset value at beginning of period              $ 15.69          $ 13.78          $ 12.74          $ 11.86          $  9.56
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Income from Investment Operations
Net investment income                                  0.11             0.12             0.14             0.08             0.02
Net realized and unrealized gain on
 investments                                           1.80             1.99             1.14             0.89             2.28
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Total from investment operations                       1.91             2.11             1.28             0.97             2.30
                                            ---------------- ---------------- ----------------  ---------------  ---------------

Less Distributions
Dividends from net investment income                   0.11             0.13             0.09             0.03                -
Distributions from realized gains on
 investments                                           0.24             0.07             0.15             0.06                -
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Total Distributions                                    0.35             0.20             0.24             0.09                -
                                            ---------------- ---------------- ----------------  ---------------  ---------------
Net asset value at end of period                    $  17.25         $ 15.69          $ 13.78          $ 12.74          $  11.86
                                            ================ ================ ================  ===============  ===============
Total Return (%) **                                    12.5             15.5             10.2              8.2             24.1 ++

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                            1.29             1.43             1.56             1.58             2.00 +
Ratio of expenses to average net assets
 before expense reductions (%) ***                     1.32             1.48             1.63             1.58             2.12 +
Ratio of net investment income to average
 net assets (%)                                        1.14             0.94             0.79             0.62             0.41 +*
Portfolio turnover rate (%)                              21               14               32               30               66
Average commission rate paid per share              $0.0411          $0.0455              N/A              N/A              N/A
Net assets at end of period (000 omitted)           $89,740          $71,458          $47,702          $41,970         $ 16,872

--------------------------------------------------------------------------------

                                                       Year     Eight Months
                                                      Ended            Ended
Class B Shares                                     11/30/97       11/30/96(C)
                                            ---------------- ----------------
Net asset value at beginning of period              $ 15.58          $ 14.49
                                            ---------------- ----------------

Income from Investment Operations
Net investment income (loss)                           0.01            (0.08)
Net realized and unrealized gain on
 investments                                           1.74             1.17
                                            ---------------- ----------------
Total from investment operations                       1.75             1.09
                                            ---------------- ----------------

Less Distributions
Dividends from net investment income                   0.04                -
Distributions from realized gains on
 investments                                           0.24                -
                                            ---------------- ----------------
Total Distributions                                    0.28                -
                                            ---------------- ----------------
Net asset value at end of period                    $ 17.05          $ 15.58
                                            ================ ================
Total Return (%) **                                    11.5              7.5 ++

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                            2.16             2.56 +
Ratio of expenses to average net assets
 before expense reductions (%) ***                     2.18             2.59 +
Ratio of net investment income (loss)
 to average net assets (%)                             0.23            (0.19)+
Portfolio turnover rate (%)                              21               14
Average commission rate paid per share              $0.0411          $0.0455
Net assets at end of period (000 omitted)           $10,121          $ 3,188


(A) As of April 1, 1996 INVESCO Capital Management, Inc. became the sub-advisor to the Fund.

(B)  Commenced operations March 1, 1993.

(C)  Commenced operations April 1, 1996.

  +  Annualized

 ++  Not Annualized

  * Ratio of net investment income to average net assets would have been .29% in 1993, in the absence of a voluntary expense reimbursement.

 ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

*** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.

N/A  Not Applicable to periods prior to 1996.

See Notes to Financial Statements.

Sentinel High Yield Bond Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities.


Since its inception, investors have enthusiastically welcomed the Sentinel High Yield Bond Fund, which has seen its assets grow to $45 million in only five months. We are pleased with this reception and warmly welcome shareholders into the Fund.


                         Sentinel High Yield Bond Fund


The Sentinel High Yield Bond Fund commenced operations on June 23, 1997. The Fund's total return from that date through the end of the November 30, 1997 fiscal year was 7.3%. This compares very favorably with the 5.3% return on the Lipper High Yield Corporate Bond Index for the five month period, as well as the 5.0% return on the broader-based Lehman Aggregate Bond Index.

Interest rates generally declined during this time period, as inflationary pressures remained dormant and economic statistics confirmed a slowing of growth rates through Labor Day. Early indications of a resumption of economic growth reported in the fall were by year-end, more than offset by concerns about the potential for worldwide price deflation and economic slowdown brought on by the Asian financial and currency crises. Over this period, short-term interest rates have remained essentially unchanged at 5.20%, while long Treasury yields have dropped 63 basis points, or some 10%, to 6.06%. Effectively, the financial markets have looked through current indicators of accelerating economic strength and are pricing in future deflationary effects of the Asian crisis.

High yield corporate bond spreads tightened some 30 basis points from June to late October, subsequently backing off during the bond market's flight to quality as stock markets worldwide reacted to the Asian events. Current high yield spreads of 350 basis points are expected to contract moving forward into the new year. Looking forward into 1998, we are optimistic that current disinflationary price trends will lead interest rates lower, while we expect the U.S. economy to continue a moderate growth track with stable profitability. In this environment, the outlook for high yield bonds must be considered positive.

Since its inception, investors have enthusiastically welcomed the Sentinel High Yield Bond Fund, which has seen its assets grow to $45 million in only five months. We are pleased with this reception and warmly welcome shareholders into the Fund. We are excited about the investment merits of the high yield asset class, and want to thank you for your early support.



/s/ Prescott Crocker
Prescott Crocker

Sentinel High Yield Bond Fund
Investment in Securities
at November 30, 1997

----------------------------------------------------
                       Principal Amount     Value
                          (M=$1,000)      (Note 1)
----------------------------------------------------
U.S.Government Agency
 Obligations 3.5%
Federal Home Loan Bank 3.5%
Agency Discount Note:
 5.60%, 12/01/97
 (Cost $1,557,000)           1557M       $1,557,000
                                     ---------------

Bonds 91.8%
Broadcasting 6.9%
ACME Television
 0%/10.875%, '04             1000M          737,500
Azteca Holdings 11%, '02      500M          510,000
Capstar Broadcasting
 0%/12.75%, '09               750M          521,250
Fox Kids Worldwide Inc.
 0%/10.25%, '07               800M          460,000
Grupo Televisa
 0%/13.25%, '08               800M          608,000
TV Azteca SA 10.5%, '07       250M          261,250
                                     ---------------
                                          3,098,000
                                     ---------------
Cable/Other Video Distribution 10.4%
Charter Communications
 11.25%, '06                  500M          549,375
Echostar Communications
 0%/13.125%, '04              750M          618,750
Frontiervision
 0%/11.875%, '07             1250M          871,875
Fundy Cable Ltd. 11%, '05     500M          540,000
Iridium LLC 11.25%, '05      1000M          970,000
Marcus Cable
 0%/14.25%, '05               750M          633,750
TCI Satellite 0%/12.25%, '07  750M          480,000
                                     ---------------
                                          4,663,750
                                     ---------------
Chemicals  4.4%
PCI Chemicals Canada Inc.
 9.25%, '07                   750M          744,375
Polymer Group 9%, '07         500M          495,000
RCN Corp. 10%, '07            750M          751,875
                                     ---------------
                                          1,991,250
                                     ---------------
Consumer Products 2.7%
Drypers Corp. 10.25%, '07     500M          506,250
Revlon Worldwide 0%, '01     1000M          690,000
                                     ---------------
                                          1,196,250
                                     ---------------
Diversified Media 1.7%
Big Flower Press
 8.875%, '07                  750M          759,375
                                     ---------------
Energy 10.5%
Anker Coal Group 9.75%, '07   750M          757,500
Benton Oil & Gas 9.375%, '07  750M          759,375
Dawson Production Services
 9.375%, '07                  500M          527,500
Energy Corp. 9.5%, '07        500M          497,500
Mariner Energy Inc.
 10.5%, '06                   500M          525,000
Rutherford-Moran Oil
 10.75%, '04                  750M          759,375
Transamerican Energy
 11.5%, '02                   900M          902,250
                                     ---------------
                                          4,728,500
                                     ---------------

Financial 1.5%
Arcadia Financial 11.5%, '07  650M       $  651,625
                                     ---------------
Food/Drug/Supermarkets 1.7%
Jitney-Jungle Stores
 10.375%, '07                 750M          778,125
                                     ---------------
Food/Tobacco 4.6%
Aurora Foods 9.875%, '07      500M          522,500
Friendly Ice Cream 10.5%, '07 500M          505,000
Iowa Select Finance
 10.75%, '05                  500M          505,000
Sun World International
 11.25%, '04                  500M          537,500
                                     ---------------
                                          2,070,000
                                     ---------------
Foreign Government 1.5%
Venezuela 9.25%, '27          750M          652,500
                                     ---------------
Gaming 7.8%
Hollywood Entertainment
 10.625%, '04                 650M          651,625
Hollywood Park 9.5%, '07      500M          525,000
Horseshoe Gaming
 9.375%, '07                  500M          517,500
Majestic Star Casino
 12.75%, '03                  750M          808,125
Six Flags Theme Parks
 0%/12.25%, '05               500M          522,500
Trump Atlantic City
 11.25%, '06                  500M          496,250
                                     ---------------
                                          3,521,000
                                     ---------------
Healthcare Providers 3.1%
Integrated Health Services
 9.5%, '07                    750M          760,313
Paragon Health Networks
 9.5%, '07                    650M          651,625
                                     ---------------
                                          1,411,938
                                     ---------------
Housing 0.6%
Nortek Inc. 9.125%, '07       250M          252,500
                                     ---------------
Information Technology  2.9%
Unisys Corp. 11.75%, '04      500M          570,000
Unisys Corp. 9.75%, '16       750M          753,750
                                     ---------------
                                          1,323,750
                                     ---------------
Manufacturing 6.4%
Axiohm Transaction Solutions
 9.75%, '07                   750M          761,250
Delta Mills 9.625%, '07       750M          759,375
International Knife & Saw
 11.375%, '06                 750M          813,750
Oxford Automotive
 10.125%, '07                 500M          522,500
                                     ---------------
                                          2,856,875
                                     ---------------
Metals/Minerals 4.0%
Algoma Steel 12.375%, '05     500M          585,000
Kaiser Aluminum 12.75%, '03   750M          804,375
Republic Engineered Steel
 9.875%, '01                  425M          411,187
                                     ---------------
                                          1,800,562
                                     ---------------
Retail 2.3%
Central Tractor 10.625%, '07  500M          528,125
Finlay Enterprises
 0%/12%, '05                  500M          486,250
                                     ---------------
                                          1,014,375
                                     ---------------

Service 2.4%
AFC Enterprises 10.25%, '07   500M       $  525,000
FRD Acquisition 12.5%, '04    500M          545,000
                                     ---------------
                                          1,070,000
                                     ---------------
Telecommunications 9.5%
BTI Telecom 10.5%, '07        375M          376,875
Brooks Fiber Properties
 0%/11.875%, '06              500M          396,250
Diamond Cable
 0%/10.75%, '07               750M          496,875
Hyperion Telecom
 12.25%, '04                  500M          538,750
Intermedia Communications
 0%/11.25%, '07               575M          395,313
McLeodUSA Inc. 9.25%, '07     850M          867,000
Talton Holdings 11%, '07      750M          802,500
Telewest Communications
 0%/11%, '07                  500M          381,250
                                     ---------------
                                          4,254,813
                                     ---------------
Transportation 4.2%
Kitty Hawk Inc. 9.95%, '04    750M          757,500
Pegasus Shipping
 11.875%, '04                 500M          490,000
Stena AB 8.75%, '07           650M          650,000
                                     ---------------
                                          1,897,500
                                     ---------------
Wireless Communications 2.7%
Nextel Communications
 0%/9.75%, '04                850M          733,125
Tricom SA 11.375%, '04        500M          490,000
                                     ---------------
                                          1,223,125
                                     ---------------
Total Bonds
 (Cost $40,760,435)                      41,215,813
                                     ---------------

--------------------------------------------------
                          Shares        Value
                                      (Note 1)
--------------------------------------------------
Preferred Stock 4.1%
Cable/Other Video Distribution 4.1%
Adelphia Communications
 13%                         6,500          760,500
Cablevision Systems Corp.
 11.125%                     5,139          585,846
Echostar Communications
 12.125%                       500          515,000
                                     ---------------
Total Preferred Stock
 (Cost $1,690,150)                        1,861,346
                                     ---------------
Total Investments
 (Cost $44,007,585)*                     44,634,159

Excess of Other Assets
  Over Liabilities 0.6%                     257,727
                                     ---------------
  Net Assets                            $44,891,886
                                     ===============

----------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1997 unrealized appreciation for federal income tax purposes aggregated $626,574 of which $825,417 related to appreciated securities and $198,843 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

Assets
Investments at value                                               $44,634,159
Cash and cash equivalents                                            1,235,768
Receivable for fund shares sold                                        274,460
Receivable for interest                                                727,588
                                                               ---------------
   Total Assets                                                     46,871,975
                                                               ---------------
Liabilities
Payable for securities purchased                                     1,913,938
Payable for fund shares repurchased                                      1,474
Accrued expenses                                                        22,967
Management fee payable                                                  26,781
Distribution fee payable (Class A Shares)                                2,171
Distribution fee payable (Class B Shares)                               10,031
Fund service fee payable                                                 2,727
                                                               ---------------
   Total Liabilities                                                 1,980,089
                                                               ---------------
Net Assets Applicable to Outstanding Shares                        $44,891,886
                                                               ===============
Net Asset Value and Offering Price per Share
   Class A Shares
$11,084,365/1,064,882 shares outstanding                           $     10.41
Sales Charge--4.00% of offering price                                     0.43
                                                               ---------------
Maximum Offering Price                                             $     10.84
                                                               ===============
   Class B Shares
$33,807,521/3,250,551 shares outstanding                           $     10.40
                                                               ===============
Net Assets Represent
Capital stock at par value                                         $    43,154
Paid-in capital                                                     43,819,729
Accumulated undistributed net investment income                          3,779
Accumulated undistributed net realized gain
   on investments                                                      398,650
Unrealized appreciation of investments                                 626,574
                                                               ---------------
Net Assets                                                         $44,891,886
                                                               ===============
Investments at Cost                                                $44,007,585
                                                               ===============

Sentinel High Yield Bond Fund
Statement of Operations
For the Period Ended November 30, 1997
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                         $     13,906
Interest                                                             1,247,975
                                                               ---------------
   Total Income                                                      1,261,881
                                                               ---------------
Expenses:
Management advisory fee                                                105,178
Transfer agent and custodian                                            21,288
Distribution expense (Class A Shares)                                    5,175
Distribution expense (Class B Shares)                                   30,050
Accounting services                                                      4,605
Auditing fees                                                            3,600
Legal fees                                                               1,250
Reports and notices to shareholders                                        596
Directors' fees and expenses                                             1,555
Other                                                                   11,402
                                                               ---------------
    Total Expenses                                                     184,699
    Expense Offset                                                      (6,528)
                                                               ---------------
    Net Expenses                                                       178,171
                                                               ---------------
Net Investment Income                                                1,083,710
                                                               ---------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                              398,650
Net change in unrealized appreciation                                  626,574
                                                               ---------------
Net Realized and Unrealized Gain on Investments                      1,025,224
                                                               ---------------
Net Increase in Net Assets from Operations                          $2,108,934
                                                               ===============

See Notes to Financial Statements.
38

Sentinel High Yield Bond Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                          Period
                                                                      6/23/97 to
                                                                        11/30/97
                                                                 ---------------
 Increase in Net Assets from Operations
 Net investment income                                              $  1,083,710
 Net realized gain on sales of investments                               398,650
 Net change in unrealized appreciation                                   626,574
                                                                 ---------------
 Net increase in net assets from operations                            2,108,934
                                                                 ---------------

 Distributions to Shareholders
 From net investment income
    Class A Shares                                                      (211,310)
    Class B Shares                                                      (868,621)
 From net realized gain on investments
    Class A Shares                                                             -
    Class B Shares                                                             -
                                                                 ---------------
 Total distributions to shareholders                                  (1,079,931)
                                                                 ---------------

 From Capital Share Transactions
 Net proceeds from sales of shares
    Class A Shares                                                    11,052,160
    Class B Shares                                                    33,231,276
 Net asset value of shares in reinvestment
     of dividends and distributions
    Class A Shares                                                       142,566
    Class B Shares                                                       127,228
                                                                 ---------------
                                                                      44,553,230
 Less: Payments for shares reacquired
    Class A Shares                                                      (241,707)
    Class B Shares                                                      (448,640)
                                                                 ---------------
 Increase in net assets from capital share
    transactions                                                      43,862,883
                                                                 ---------------
 Total Increase in Net Assets for period                              44,891,886
 Net Assets: Beginning of period                                               -
                                                                 ---------------
 Net Assets: End of period                                           $44,891,886
                                                                 ===============
 Undistributed Net Investment Income
    at End of Period                                                 $     3,779
                                                                 ===============


See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------


                                                                 Period Ended
 Class A Shares                                                   11/30/97(A)
                                                              ----------------
 Net asset value at beginning of period                              $  10.00
                                                              ----------------

 Income from Investment Operations
 Net investment income                                                   0.32
 Net realized and unrealized gain on investments                         0.41
                                                              ----------------
 Total from investment operations                                        0.73
                                                              ----------------

 Less Distributions
 Dividends from net investment income                                    0.32
 Distributions from realized gains on investments                           -
                                                              ----------------
 Total Distributions                                                     0.32
                                                              ----------------
 Net asset value at end of period                                    $  10.41
                                                              ================
 Total Return (%) *                                                       7.3++

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)                         1.20+
 Ratio of expenses to average net assets before
    expense reductions (%) **                                            1.26+
 Ratio of net investment income to average net assets (%)                7.80+
 Portfolio turnover rate (%)                                              133
 Net assets at end of period (000 omitted)                            $11,084

--------------------------------------------------------------------------------

                                                                       Period
                                                                        Ended
 Class B Shares                                                    11/30/97(A)
                                                              ----------------
 Net asset value at beginning of period                              $  10.00
                                                              ----------------
 Income from Investment Operations

 Net investment income                                                   0.32
 Net realized and unrealized gain on investments                         0.39
                                                              ----------------
 Total from investment operations                                        0.71
                                                              ----------------

 Less Distributions
 Dividends from net investment income                                    0.31
 Distributions from realized gains on investments                           -
                                                              ----------------
 Total Distributions                                                     0.31
                                                              ----------------
 Net asset value at end of period                                    $  10.40
                                                              ================
 Total Return (%) *                                                       7.2++

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)                         1.30+
 Ratio of expenses to average net assets before
    expense reductions (%) **                                            1.34+
 Ratio of net investment income to average net assets (%)                7.70+
 Portfolio turnover rate (%)                                              133
 Net assets at end of period (000 omitted)                            $33,808


(A) Commenced operations June 23, 1997.

+   Annualized

++  Not Annualized

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (2) and
    (1) H.

See Notes to Financial Statements.
40

Sentinel Bond Fund seeks as high a level of continuing income as is consistent with the preservation of capital through primary investments in a well diversified portfolio of high quality corporate bonds.

We intend to maintain the Fund's current interest rate sensitivity and focus on higher quality bonds.


                               Sentinel Bond Fund


For the fiscal year ended November 30, 1997, the Sentinel Bond Fund produced a total return of 6.7%, slightly below the 6.9% average return of the A-rated Corporate Debt Funds tracked by Lipper Analytical Services. The Lehman Aggregate Index, which is considered a good proxy for the overall bond market, returned 7.6% for the same time period.

The ten-year U.S. Treasury peaked at 6.98% on April 14, 1997, following a mid-March 25-basis point tightening by the Federal Reserve. From there, long-term interest rates commenced a relatively steady descent, as the market became increasingly comfortable with the concept of the "new age" economy, characterized by strong, consistent growth, low unemployment and limited inflationary pressures. Year-over-year, short rates rose 10 to 20 basis points while long rates (30-year U.S. Treasury Index) declined 30 basis points. Long-dated assets significantly outperformed short-dated assets. The Sentinel Bond Fund, with its primary focus on intermediate maturity bonds, underperformed slightly during this period.

The decline in interest rates was briefly interrupted in mid-summer when various economic statistics came in somewhat stronger than expected. Rates resumed their decline shortly after Labor Day when the market began to detect signs of economic slowing. The final thrust downward occurred in mid-October when the currency crisis in Southeast Asia spread to Hong Kong (and the Hong Kong dollar). Events in Hong Kong precipitated a massive sell-off in worldwide equity markets, and a flight to quality ensued, pushing U.S. Treasury prices upward and causing interest rates to drop sharply again. Expectations of reduced economic growth in many Asian countries, in the wake of the recent currency crisis, and the resultant forecasts of slower economic growth in the U.S., further fueled the decline in rates occurring in the final weeks of the fiscal year.

Corporate bond spreads narrowed throughout this year as the demand for higher yielding bonds was unrelenting. However, this trend reversed temporarily when the threat to the Hong Kong dollar emerged. As the environment in Asia began to stabilize, spreads began to tighten again, albeit to somewhat wider levels than existed before the Asian problems first developed.


------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/97
             w/sales   w/o sales
Period       charge+    charge
 1 Year       2.4%        6.7%
------------------------------------
 5 Years      6.6%        7.5%
------------------------------------
10 Years      8.6%        9.1%
------------------------------------


+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Bond Fund Performance - Class A Shares
Ten Years Ended 11/30/97

                           [LINE GRAPH APPEARS HERE]

                                        Lipper A-Rated     Lehman
                             Sentinel     Corp. Bond      Aggregate
                            Bond Fund    Fund Average    Bond Index*
                            ---------   --------------   -----------
           Nov. '87           9,600        10,000          10,000
           Nov. '88          10,563        10,910          10,923
           Nov. '89          11,926        12,316          12,491
           Nov. '90          12,620        12,982          12,437
           Nov. '91          14,589        14,889          15,374
           Nov. '92          15,971        16,288          16,736
           Nov. '93          18,165        18,330          18,559
           Nov. '94          17,273        17,453          17,991
           Nov. '95          20,518        20,527          21,165
           Nov. '96          21,438        21,602          22,450
           Nov. '97          22,875        23,098          24,146

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
Ten years ended 11/30/97

  Sentinel Bond Fund                             $22,875
  Lehman Aggregate Bond Index*                   $24,146
  Lipper A-Rated Corp. Bond Fund Average         $23,098

*An unmanaged index of bonds reflecting average prices in the bond market.

While a number of recent economic statistics are indicative of a strengthening economy, and even suggestive of a Fed tightening, the situation in Asia is likely to slow economic growth in the U.S. beginning in the first half of 1998. Given the uncertain outlook for the U.S. economy and interest rates, we intend to maintain the Fund's current interest rate sensitivity and focus on higher quality bonds.


/s/ Richard D. Temple

Richard D. Temple


/s/ William C. Kane

William C. Kane, CFA

Sentinel Bond Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------------------------------------
                                                     Principal Amount   Value
                                                        (M=$1,000)     (Note 1)
--------------------------------------------------------------------------------
U.S.Government Obligations 39.5%
U.S. Treasury Obligations 19.6%
5-Year:
 Note 5.5%, '00                                            550M     $    545,067
                                                                    ------------
10-Year:
 Note 7.25%, '04                                          2250M        2,421,067
 Note 7.5%, '05                                           3500M        3,826,515
 Note 7%, '06                                             2500M        2,681,775
 Note 6.125%, '07                                         7000M        7,140,140
                                                                    ------------
                                                                      16,069,497
                                                                    ------------
30-Year:
 Note 6.375%, '27                                         2300M        2,392,483
                                                                    ------------
Total U.S. Treasury Obligations                                       19,007,047
                                                                    ------------
U.S. Government Agency Obligations 19.9%
Federal Home Loan Mortgage Corporation 5.1%
15-Year:
 6.5%, '08                                                1593M        1,597,717
 7.5%, '11                                                1521M        1,561,431
                                                                    ------------
                                                                       3,159,148
                                                                    ------------
30-Year:
 8%, '08                                                  1739M        1,817,410
                                                                    ------------
Total Federal Home Loan
 Mortgage Corporation                                                  4,976,558
                                                                    ------------
Federal National Mortgage Association 12.1%
Collateralized Mortgage Obligations:
CMO Trust Series
 22(Y) 7.95%, '17                                         2283M        2,348,077
                                                                    ------------
7-Year Balloon:
 7%, '04                                                   987M          999,237
                                                                    ------------
10-Year:
 7.5%, '04                                                 778M          798,273
                                                                    ------------
15-Year:
 7.5%, '06                                                1013M        1,041,095
 7.5%, '07                                                3513M        3,603,994
 7%, '12                                                  2929M        2,962,022
                                                                    ------------
                                                                       7,607,111
                                                                    ------------
Total Federal National
 Mortgage Association                                                 11,752,698
                                                                    ------------
Government National Mortgage Association 2.7%
15-year:
 8.5%, '02                                                2467M        2,572,488
                                                                    ------------
30-year:
 13%, '11                                                    7M            9,007
 13%, '13                                                    1M              850
                                                                    ------------
                                                                           9,857
                                                                    ------------
Total Government National
 Mortgage Association                                                  2,582,345
                                                                    ------------
Total U.S. Government
 Agency Obligations                                                   19,311,601
                                                                    ------------
Total U.S. Government Obligations
 (Cost $37,678,922)                                                   38,318,648
                                                                    ------------
Bonds 56.9%
Beverages 1.0%
Anheuser Busch 8.5%, '17                                   964M        1,001,355
                                                                    ------------
Financial Institutions 12.7%
First Union Corp.
 6.824%, '26                                              2325M        2,435,437
Lehman Brothers Holdings
 8.5%, '15                                                3000M        3,442,500
PNC Funding Co
 6.875%, '07                                              3750M        3,815,625
Provident Capital Trust
 8.6%, '26                                                2500M        2,596,875
                                                                    ------------
                                                                      12,290,437
                                                                    ------------
Foreign Financial Institutions 14.7%
Bank Austria 7.25%, '17                                   2000M        2,105,000
Banque National 7.2%, '07                                 3000M        3,108,750
BCH Cayman Islands Ltd.
 7.7%, '06                                                2500M        2,665,625
Credit Suisse 7.9%, '07                                   2000M        2,142,500
Midland Bank 7.65%, '25                                   2600M        2,853,500
Societe Generale 7.85%, '49                               1300M        1,360,125
                                                                    ------------
                                                                      14,235,500
                                                                    ------------
Industrial - Diversified  4.2%
Dimon Inc. 8.875%, '06                                    1860M        1,999,500
General Dynamics
 9.95%, '18                                               2000M        2,110,000
                                                                    ------------
                                                                       4,109,500
                                                                    ------------
Insurance 3.7%
Farmers Insurance Exchange
 8.625%, '24                                              3100M        3,557,250
                                                                    ------------
Sovereign Credit 2.7%
Export-Import Bank Korea
 6.5%, '06                                                2000M        1,752,500
Korea Development Bank
 6.75%, '05                                               1000M          888,750
                                                                    ------------
                                                                       2,641,250
                                                                    ------------
Telecommunications  8.0%
Comcast Cablevision
 8.375%, '07                                              3000M        3,315,000
Comsat 8.05%, '06                                         2000M        2,233,240
Continental Cablevision
 8.3%, '06                                                2000M        2,187,500
                                                                    ------------
                                                                       7,735,740
                                                                    ------------
Utilities - Electric 7.5%
New Orleans Public Service
 8%, '06                                                  2500M        2,650,000
Niagara Mohawk Power
 8.5%, '23                                                2500M        2,668,750
Western Resource Co.
 6.875%, '04                                              1875M        1,912,500
                                                                    ------------
                                                                       7,231,250
                                                                    ------------
Utilities - Gas 0.7%
Consolidated Natural Gas
 8.625%, '11                                               623M          652,593
                                                                    ------------
Utilities - Telephone 1.7%
NYNEX Capital Funding
 7.63%, '09                                               1500M        1,658,370
                                                                    ------------
Total Bonds
 (Cost $53,614,756)                                                   55,113,245
                                                                    ------------
Corporate Short-Term Notes 8.9%
Beneficial Corp. 5.7%,
 12/17/97                                                 4000M        3,989,867
Merrill Lynch 5.58%,
 12/02/97                                                 1600M        1,599,752
Texaco Group, Inc. 5.56%,
 12/17/97                                                 3000M        2,992,586
                                                                    ------------
Total Corporate Short-Term Notes
 (Cost $8,582,205)                                                     8,582,205
                                                                    ------------
Total Investments
 (Cost $99,875,883)*                                                 102,014,098

Excess of Liabilities
 Over Other Assets (5.3%)                                             (5,143,032)
                                                                    ------------
Net Assets                                                          $ 96,871,066
                                                                    ============

------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1997 unrealized appreciation for federal income tax purposes aggregated $2,138,215 of which $2,486,296 related to appreciated securities and $348,081 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

 Assets
 Investments at value                                 $102,014,098
 Cash and cash equivalents                                 539,103
 Receivable for securities sold                             33,347
 Receivable for fund shares sold                            71,073
 Receivable for  interest                                1,494,371
                                                   ---------------
    Total Assets                                       104,151,992
                                                   ---------------

 Liabilities
 Payable for securities purchased                     $  7,105,724
 Payable for fund shares repurchased                        34,704
 Accrued expenses                                           56,623
 Management fee payable                                     42,481
 Distribution fee payable (Class A Shares)                  24,436
 Distribution fee payable (Class B Shares)                   6,760
 Fund service fee payable                                   10,198
                                                   ---------------
    Total Liabilities                                    7,280,926
                                                   ---------------
 Net Assets Applicable to Outstanding Shares          $ 96,871,066
                                                   ===============

 Net Asset Value and Offering Price per Share
    Class A Shares

 $88,755,649/13,944,583 shares outstanding            $       6.36
 Sales Charge--4.00% of offering price                        0.27
                                                   ---------------
 Maximum Offering Price                               $       6.63
                                                   ===============
    Class B Shares
 $8,115,417/1,272,634 shares outstanding              $       6.38
                                                   ===============

 Net Assets Represent
 Capital stock at par value                           $    152,172
 Paid-in capital                                        98,953,238
 Accumulated distributions in excess of
    net investment income                                  (14,366)
 Accumulated undistributed net realized loss
    on investments                                      (4,358,193)
 Unrealized appreciation of investments                  2,138,215
                                                   ---------------
 Net Assets                                           $ 96,871,066
                                                   ===============
 Investments at Cost                                  $ 99,875,883
                                                   ===============


Sentinel Bond Fund
Statement of Operations
For the Year Ended November 30, 1997
-------------------------------------------------------------------

 Investment Income
 Income:
 Interest                                             $  7,202,589
                                                   ---------------
 Expenses:
 Management advisory fee                                   520,556
 Transfer agent and custodian                              161,468
 Distribution expense (Class A Shares)                     183,535
 Distribution expense (Class B Shares)                      62,170
 Accounting services                                        34,655
 Auditing fees                                               8,600
 Legal fees                                                  4,300
 Reports and notices to shareholders                        11,616
 Directors' fees and expenses                               10,551
 Other                                                      31,413
                                                   ---------------
     Total Expenses                                      1,028,864
     Expense Offset                                        (22,633)
                                                   ---------------
     Net Expenses                                        1,006,231
                                                   ---------------
 Net Investment Income                                   6,196,358
                                                   ---------------

 Realized and Unrealized Gain on Investments

 Net realized gain on sales of investments                  40,248
 Net change in unrealized appreciation                       2,486
                                                   ---------------
 Net Realized and Unrealized Gain on Investments            42,734
                                                   ---------------
 Net Increase in Net Assets from Operations           $  6,239,092
                                                   ===============

See Notes to Financial Statements.
44

Sentinel Bond Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                              Year             Year
                                                             Ended            Ended
                                                          11/30/97         11/30/96
                                                   ---------------  ----------------
 Increase in Net Assets from Operations
 Net Investment income                              $    6,196,358   $    6,740,031
 Net realized gain (loss) on sales of investments           40,248       (1,050,714)
 Net change in unrealized appreciation                       2,486       (1,254,923)
                                                   ---------------  ----------------
 Net increase in net assets from operations              6,239,092        4,434,394
                                                   ---------------  ----------------

 Distributions to Shareholders
 From net investment income
   Class A Shares                                       (5,792,899)      (6,671,766)
   Class B Shares                                         (339,384)         (77,872)
 From net realized gain on investments
   Class A Shares                                                -                -
   Class B Shares                                                -                -
                                                   ---------------  ----------------
 Total distributions to shareholders                    (6,132,283)      (6,749,638)
                                                   ---------------  ----------------

 From Capital Share Transactions
 Net proceeds from sales of shares
   Class A Shares                                       11,715,128       18,125,838
   Class B Shares                                        4,004,623        4,597,141
 Net asset value of shares in reinvestment
     of dividends and distributions
   Class A Shares                                        3,914,792        4,701,495
   Class B Shares                                          231,042           64,317
                                                   ---------------  ----------------
                                                        19,865,585       27,488,791
 Less: Payments for shares reacquired
   Class A Shares                                      (26,313,113)     (29,739,584)
   Class B Shares                                         (910,853)         (65,876)
                                                   ---------------  ----------------
 Decrease in net assets from capital share
   transactions                                         (7,358,381)      (2,316,669)
                                                   ---------------  ----------------
 Total Decrease in Net Assets for period                (7,251,572)      (4,631,913)
 Net Assets: Beginning of period                       104,122,638      108,754,551
                                                   ---------------  ----------------
 Net Assets: End of period                           $  96,871,066     $104,122,638
                                                   ===============  ================
 Distributions in Excess of Net Investment Income
    at End of Period                                 $     (14,366)    $    (17,259)
                                                   ===============  ================

See Notes to Financial Statements.

Sentinel Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------


                                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 Class A Shares                                    11/30/97         11/30/96         11/30/95         11/30/94         11/30/93
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at beginning of period           $    6.35        $    6.49      $      5.85        $    6.90        $    6.56
                                            ---------------- ---------------- ----------------  ---------------  ---------------

 Income from Investment Operations

 Net investment income                                 0.40             0.41             0.42             0.39             0.41
 Net realized and unrealized gain (loss)
   on investments                                      0.01            (0.14)            0.64            (0.70)            0.46
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total from investment operations                      0.41             0.27             1.06            (0.31)            0.87
                                            ---------------- ---------------- ----------------  ---------------  ---------------

 Less Distributions
 Dividends from net investment income                  0.40             0.41             0.42             0.39             0.41
 Distributions from realized gains on
   investments                                            -                -                -             0.35             0.12
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total Distributions                                   0.40             0.41             0.42             0.74             0.53
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at end of period                 $    6.36        $    6.35      $      6.49        $    5.85        $    6.90
                                            ================ ================ ================  ===============  ===============
 Total Return (%) *                                     6.7              4.5             18.8             (4.9)            13.7


 Ratios/Supplemental Data
 Ratio of net expenses to average net
   assets (%)                                          0.97             0.98             0.99             0.98             0.92
 Ratio of expenses to average net assets before
   expense reductions (%) **                           0.99             1.00             1.03             0.98             0.92
 Ratio of net investment income to average net
   assets (%)                                          6.37             6.46             6.81             6.34             5.98
 Portfolio turnover rate (%)                            130              176              237              133              147
 Net assets at end of period (000 omitted)          $88,756          $99,408         $108,755          $80,487          $83,387

--------------------------------------------------------------------------------

                                                       Year     Eight Months
                                                      Ended            Ended
 Class B Shares                                    11/30/97       11/30/96(A)
                                            ---------------- ----------------
 Net asset value at beginning of period           $    6.36        $    6.30
                                            ---------------- ----------------

 Income from Investment Operations
 Net investment income                                 0.34             0.21
 Net realized and unrealized gain on
   investments                                         0.02             0.06
                                            ---------------- ----------------
 Total from investment operations                      0.36             0.27
                                            ---------------- ----------------

 Less Distributions
 Dividends from net investment income                  0.34             0.21
 Distributions from realized gains on
   investments                                            -                -
                                            ---------------- ----------------
 Total Distributions                                   0.34             0.21
                                            ---------------- ----------------
 Net asset value at end of period                 $    6.38        $    6.36
                                            ================ ================
 Total Return (%) *                                     5.9              4.5++

 Ratios/Supplemental Data
 Ratio of net expenses to average net
   assets (%)                                          1.87             2.16+
 Ratio of expenses to average net assets
   before expense reductions (%) **                    1.90             2.18+
 Ratio of net investment income to average
   net assets (%)                                      5.46             5.28+
 Portfolio turnover rate (%)                            130              176
 Net assets at end of period (000 omitted)         $  8,115         $  4,714

(A) Commenced operations April 1, 1996.

 +  Annualized

++  Not annualized

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1) H.

See Notes to Financial Statements.

 Sentinel Government Securities Fund seeks as high a level of current income as is consistent with safety of principal through primary
              investments in securities issued or guaranteed by
       the United States government, its agencies and instrumentalities.


                       Sentinel Government Securities Fund

The Fund's fiscal year performance was enhanced by its early relative overweighting to the mortgage-backed securities (MBS) sector as well as its gradual lengthening of duration.

For the fiscal year ended November 30, 1997, the Sentinel Government Securities Fund produced a total return of 7.2%, easily exceeding the 6.5% return of the Lipper U.S. Government Fund Average. The Lehman Government Bond Index returned 7.4% over the same period.

The twelve-month period ended November 30, 1997 can once again be categorized as one of high volatility in terms of the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). Bond market psychology changed abruptly from one economic release to the next as participants attempted to anticipate moves by the Federal Reserve and position themselves accordingly. The Federal Reserve did tighten monetary policy once over the twelve-month period, in March 1997, as the target level of Federal Funds was increased one-quarter percent to 5.50%.

Early in the year, the bond market had discounted additional Fed tightenings, as real U.S. economic growth exceeded 4.0% and the U.S. unemployment rate fell below 5.0%, the perceived level of full employment. Yields on the 30-year U.S. Treasury Bond rose to 7.17% in April, up from 6.36% as of November 30, 1996. However, after seven consecutive monthly declines in wholesale prices, as measured by the Producer Price Index, market psychology changed abruptly, as more bond market participants embraced the notion of a "new economic era" of strong growth and low inflation. Interest rates began to decline systematically for the balance of the year, with long-term rates falling more than short-term rates by a wide margin.

Over the fiscal year, the Fund gradually increased its portfolio duration from
4.3 years to 5.4 years. This was accomplished by swapping mortgage-backed securities in favor of intermediate and long U.S. Treasuries. Exposure to mortgage-backed securities declined to 56% of assets, down from 75% as of November 30, 1996. The Fund actively engaged in U.S. Treasury dollar rolls, a strategy which added approximately 20 basis points to the Fund's

-----------------------------
Average Annual
Total Return
Through 11/30/97

           w/sales w/o sales
Period     charge+  charge
 1 Year     3.0%      7.2%
-----------------------------
 5 Years    5.7%      6.6%
-----------------------------

10 Years    7.9%      8.4%
-----------------------------

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Government Securities Fund Performance
Ten Years Ended 11/30/97

                           [LINE GRAPH APPEARS HERE]

           Sentinel Government     Lipper General U.S.      Lehman Government   Lehman Mortgage
             Securities Fund      Government Fund Average      Bond Index*           Index*
           -------------------    -----------------------   -----------------   ---------------
Nov. '87          9,600                   10,000                  10,000             10,000
Nov. '88         10,390                   10,793                  10,790             11,073
Nov. '89         11,642                   12,090                  12,351             12,632
Nov. '90         12,603                   12,907                  13,245             13,837
Nov. '91         14,309                   14,532                  14,999             15,960
Nov. '92         15,539                   15,722                  16,355             17,192
Nov. '93         17,184                   17,382                  18,333             18,456
Nov. '94         16,413                   16,544                  17,675             18,161
Nov. '95         19,352                   19,342                  20,750             21,118
Nov. '96         19,954                   20,198                  21,850             22,644
Nov. '97         21,400                   21,518                  23,455             24,442

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

Chart Ending Values & Legend
Ten years ended 11/30/97

Sentinel Government Securities Fund           $21,400
Lehman Government Bond Index*                 $23,455
Lehman Mortgage Index*                        $24,442
Lipper General U.S. Government Fund Average   $21,518

*An unmanaged index of bonds reflecting average prices in the bond market.

return. The Fund's fiscal year performance was enhanced by its early relative overweighting to the mortgage-backed securities (MBS) sector as well as its gradual lengthening of duration.

In summary, we are committed to achieving the Fund's goals of high current income and capital preservation through all market conditions, and appreciate your continued support.

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Government Securities Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------------------------------------
                                                  Principal Amount      Value
                                                      (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
  U.S. Government Obligations 121.9%
  U.S. Treasury Obligations 43.3%
  5-Year:
    Note 5.75%, '02                                      3000M      $  2,990,940
                                                                    ------------
  10-Year:
    Note 6.125%, '07                                    18000M        18,360,360
                                                                    ------------
    Note 6.375%, '27                                    11000M        11,442,310
                                                                    ------------
  Total U.S. Treasury Obligations                                     32,793,610
                                                                    ------------
  U.S. Government Agency Obligations 78.6%
  Federal Home Loan Mortgage Corporation 33.6%
  Agency Discount Notes:
    5.5%, 12/05/97                                       8800M         8,794,622
    5.49%, 12/05/97                                      8000M         7,995,120
                                                                    ------------
                                                                      16,789,742
                                                                    ------------
  15-Year:
    8.5%, '98                                               7M             7,608
    9%, '04                                               747M           775,764
    9.5%, '05                                             806M           845,847
    9%, '06                                               127M           131,087
    6.5%, '07                                            1533M         1,558,283
    7.5%, '11                                            1033M         1,059,624
                                                                    ------------
                                                                       4,378,213
                                                                    ------------
  30-Year:
    8.25%, '05                                            160M           168,063
    11%, '09                                               16M            18,298
    10.5%, '13                                             39M            42,590
    11%, '15                                                4M             4,320
    11%, '15                                               47M            52,583
    11%, '15                                               57M            62,980
    11%, '15                                               33M            36,608
    11%, '16                                                6M             6,756
    11%, '16                                                8M             8,824
    11%, '17                                               13M            15,002
    11%, '17                                              121M           134,272
    10.5%, '18                                            153M           169,032
    10.5%, '18                                             21M            23,378
    8%, '23                                              3425M         3,570,055
                                                                    ------------
                                                                       4,312,761
                                                                    ------------
  Total Federal Home Loan
    Mortgage Corporation                                              25,480,716
                                                                    ------------
  Federal National Mortgage Association 20.9%
  Collateralized Mortgage Obligations:
    CMO Trust Series
    22(Y) 7.95%, '17                                     3349M         3,443,847
                                                                    ------------
  15-Year:
    8.25%, '02                                             97M           100,544
    9.75%, '04                                            388M           409,766
    7.75%, '05                                           2140M         2,233,414
    7%, '12                                              3515M         3,554,426
    7.5%, '12                                            4939M         5,056,183
                                                                    ------------
                                                                      11,354,333
                                                                    ------------
  30-Year:
    9.25%, '09                                            373M           399,920
    8%, '16                                               617M           645,318
                                                                    ------------
                                                                       1,045,238
                                                                    ------------
  Total Federal National
    Mortgage Association                                              15,843,418
                                                                    ------------
  Government National
    Mortgage Association 24.1%
  10-Year:
    7%, '03                                               645M           657,423
    7%, '03                                               909M           926,235
                                                                    ------------
                                                                       1,583,658
                                                                    ------------
  15-Year:
    10%, '01                                               27M            28,928
    8.5%, '02                                            3290M         3,429,984
                                                                    ------------
                                                                       3,458,912
                                                                    ------------
  30-Year:
    8%, '08                                              3141M         3,317,682
    9.75%, '12                                            245M           264,167
    11%, '14                                               59M            65,887
    10.5%, '15                                             58M            63,860
    10.5%, '16                                             81M            90,158
    10.5%, '17                                             19M            21,580
    10.5%, '17                                             17M            18,381
    10.5%, '19                                             51M            56,752
    10.5%, '19                                             21M            23,675
    10.5%, '19                                             52M            57,504
    10.5%, '19                                            106M           117,520
    10.5%, '19                                             31M            34,424
    10.5%, '19                                             12M            13,370
    8.25%, '26                                           2003M         2,087,994
    7.75%, '26                                           1873M         1,928,140
    7.5%, '27                                            4996M         5,099,057
                                                                    ------------
                                                                      13,260,151
                                                                    ------------
  Total Government National
    Mortgage Association                                              18,302,721
                                                                    ------------
  Total U.S. Government
    Agency Obligations                                                59,626,855
                                                                    ------------
  Total U.S. Government Obligations
    (Cost $91,081,271)                                                92,420,465
                                                                    ------------
  Corporate Short-Term Notes 18.4%
  Beneficial Corp. 5.70%,
    12/17/97                                             3700M         3,690,626
  GTE Funding Inc. 5.69%,
    12/16/97                                             3700M         3,691,228
  IBM Credit Corp. 5.56%,
    12/17/97                                             2900M         2,892,834
  Texaco, Inc. 5.56%,
    12/17/97                                             3700M         3,690,857
                                                                    ------------
  Total Corporate Short-Term Notes
    (Cost $13,965,545)                                                13,965,545
                                                                    ------------

  Repurchase Agreement 2.2%
  Repurchase agreement with Prudential Securities
  dated 11/28/97 at 5.68% to be repurchased at
  $1,700,805 on 12/01/97, collateralized by a $1,814,467
  FNMA Pool # 308211 due 07/01/24 valued at $1,746,651.
    (Cost $1,700,000)                                    1700M         1,700,000
                                                                    ------------
  Total Investments
    (Cost $106,746,816)*                                             108,086,010

  Excess of Liabilities
    Over Other Assets (42.5%)                                        (32,276,460)
                                                                    ------------
  Net Assets                                                        $ 75,809,550
                                                                    ============

---------------------------------------
* Also cost for federal income tax purposes. At November 30, 1997, unrealized appreciation for federal income tax purposes aggregated $1,339,194 of which $1,376,233 related to appreciated securities and $37,039 related to depreciated securities.

                                           See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

 Assets

 Investments at value                                 $108,086,010
 Cash and cash equivalents                                   9,091
 Receivable for securities sold                          3,032,840
 Receivable for fund shares sold                            42,865
 Receivable for interest                                   248,233
                                                   ---------------
    Total Assets                                       111,419,039
                                                   ---------------

 Liabilities

 Payable for securities purchased                       35,510,401
 Payable for fund shares repurchased                         3,963
 Accrued expenses                                           30,459
 Management fee payable                                     33,306
 Distribution fee payable                                   22,566
 Fund service fee payable                                    8,794
                                                   ---------------
    Total Liabilities                                   35,609,489
                                                   ---------------
 Net Assets Applicable to Outstanding Shares          $ 75,809,550
                                                   ===============

 Net Asset Value and Offering Price Per Share
 $75,809,550 / 7,513,605 shares outstanding           $      10.09
 Sales Charge -- 4.00% of Offering Price                      0.42
                                                   ---------------
 Maximum Offering Price Per Share                     $      10.51
                                                   ===============

 Net Assets Represent

 Capital stock at par value                           $     75,136
 Paid-in capital                                        80,318,395
 Accumulated distributions in excess of
    net investment income                                  (16,276)
 Accumulated undistributed net realized loss
    on investments                                      (5,906,899)
 Unrealized appreciation of investments                  1,339,194
                                                   ---------------
 Net Assets                                           $ 75,809,550
                                                   ===============
 Investments at Cost                                  $106,746,816
                                                   ===============

See Notes to Financial Statements.


Sentinel Government Securities Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

 Investment Income

 Income:
 Interest                                             $  5,809,166
                                                   ---------------
 Expenses:
 Management advisory fee                                   430,776
 Transfer agent and custodian                              144,248
 Distribution expense                                      161,500
 Accounting services                                        28,675
 Auditing fees                                               6,000
 Legal fees                                                  2,300
 Reports and notices to shareholders                        10,845
 Directors' fees and expenses                                8,701
 Other                                                      12,540
                                                   ---------------
     Total Expenses                                        805,585
     Expense Offset                                         (5,538)
                                                   ---------------
     Net Expenses                                          800,047
                                                   ---------------
 Net Investment Income                                   5,009,119
                                                   ---------------

 Realized and Unrealized Gain (Loss) on Investments

 Net realized gain on sales of investments                 370,658
 Net change in unrealized appreciation
   (depreciation)                                          (65,921)
                                                   ---------------
 Net Realized and Unrealized Gain on Investments           304,737
                                                   ---------------
 Net Increase in Net Assets from Operations           $  5,313,856
                                                   ===============

See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    Year             Year
                                                                   Ended            Ended
                                                                11/30/97         11/30/96
                                                         ---------------  ----------------
 Increase in Net Assets from Operations

 Net investment income                                    $    5,009,119   $    6,169,447
 Net realized gain (loss) on sales of investments                370,658       (3,051,420)
 Net change in unrealized appreciation (depreciation)            (65,921)        (475,659)
                                                         ---------------  ----------------
 Net increase in net assets from operations                    5,313,856        2,642,368
                                                         ---------------  ----------------
 Distributions to Shareholders

 From net investment income                                   (4,829,535)      (6,067,900)
 From  net realized gain on investments                                -                -
                                                         ---------------  ----------------
 Total distributions to shareholders                          (4,829,535)      (6,067,900)
                                                         ---------------  ----------------

 From Capital Share Transactions

 Net proceeds from sales of shares                             6,651,510       11,859,191
 Net asset value of shares in reinvestment
     of dividends and distributions                            3,691,450        4,652,285
                                                         ---------------  ----------------
                                                              10,342,960       16,511,476
 Less: Payments for shares reacquired                        (27,316,752)     (28,887,111)
                                                         ---------------  ----------------
 Decrease in net assets from capital share transactions      (16,973,792)     (12,375,635)
                                                         ---------------  ----------------
 Total Decrease in Net Assets for period                     (16,489,471)     (15,801,167)
 Net Assets: Beginning of period                              92,299,021      108,100,188
                                                         ---------------  ----------------
 Net Assets: End of period                                $   75,809,550   $   92,299,021
                                                         ===============  ================
 Accumulated undistributed Net Investment
    Income (Loss) at End of Period                        $      (16,276)  $        1,010
                                                         ===============  ================

See Notes to Financial Statements.

Sentinel Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                                   11/30/97         11/30/96         11/30/95         11/30/94         11/30/93
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at beginning of period             $ 10.00          $ 10.30         $   9.31         $  10.45         $  10.18
                                            ---------------- ---------------- ----------------  ---------------  ---------------

 Income from Investment Operations

 Net investment income                                 0.59             0.61             0.63             0.59             0.62
 Net realized and unrealized gain (loss) on
   investments                                         0.09            (0.30)            0.99            (1.04)            0.42
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total from investment operations                      0.68             0.31             1.62            (0.45)            1.04
                                            ---------------- ---------------- ----------------  ---------------  ---------------

 Less Distributions

 Dividends from net investment income                  0.59             0.61             0.63             0.58             0.60
 Distributions from realized gains on
   investments                                            -                -                -             0.11             0.17
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total Distributions                                   0.59             0.61             0.63             0.69             0.77
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at end of period                   $ 10.09          $ 10.00         $  10.30         $   9.31         $  10.45
                                            ================ ================ ================  ===============  ===============

 Total Return (%) *                                     7.2              3.2             17.9             (4.5)            10.6

 Ratios/Supplemental Data

 Ratio of net expenses to average net
   assets (%)                                          0.98             1.00             1.03             1.00             0.98
 Ratio of expenses to average net assets
   before expense reductions (%) **                    0.99             1.01             1.04             1.00             0.98
 Ratio of net investment income to average
   net assets (%)                                      6.15             6.18             6.50             5.95             6.06
 Portfolio turnover rate (%)                            249              614              367              149               97
 Net assets at end of period (000 omitted)          $75,810          $92,299         $108,100         $104,457         $134,749

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
   (1)H.

See Notes to Financial Statements.

   Sentinel Short Maturity Government Fund seeks as high a level of current income as is consistent with safety of principal through primary investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

                     Sentinel Short Maturity Government Fund

Given the volatility of interest rates over the last four years, the Sentinel Short Maturity Government Fund is structured to experience relatively minor price fluctuations in its NAV, while offering a yield in excess of those available on money market securities.

For the fiscal year ended November 30, 1997, the Sentinel Short Maturity Government Fund produced a total return of 6.0%. This compares favorably to an average return of 5.2% as reported by Lipper Analytical Services Inc. for Short U.S. Government Funds. The Lehman 1-3 Year Government Index returned 6.0% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with safety of principal, by investments in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of total return between that of a money market fund and that provided by a long-term government bond fund. At least 65% of the Fund's assets will be invested in U.S. government securities with average maturities of 2 to 5 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years.

The twelve-month period ended November 30, 1997, proved to be one of interest rate volatility. Market psychology changed abruptly from one economic release to the next as reported economic statistics gave very mixed signals with respect to future economic growth and the outlook for inflation. Over the period, yields on the 2-year U.S. Treasury Note rose 17 basis points to 5.75%, while the 30-year U.S. Treasury Bond fell 32 basis points to 6.04%.

Given the volatility of interest rates over the last four years, the Sentinel Short Maturity Government Fund is structured to experience relatively minor price fluctuations in its NAV,

-----------------------------
Average Annual
Total Return
Through 11/30/97

           w/sales  w/o sales
Period     charge+   charge
1 Year      5.0%       6.0%
-----------------------------
Since
Inception*  6.3%      6.7%
-----------------------------

*3/27/95
+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Short Maturity Government Fund Performance
Inception as of opening of business 3/27/95 through 11/30/97

                           [LINE GRAPH APPEARS HERE]

                     Sentinel              Lipper                  Lehman
                  Short-Maturity    Short U.S. Government    1-3 Yr. Government
                  Government Fund        Fund Average            Bond Index*
                  ---------------   ---------------------    ------------------
 3/27/95               9,900
 3/31/95               9,900                10,000                  10,000
 4/30/95               9,984                10,082                  10,089
 5/31/95              10,191                10,235                  10,262
 6/30/95              10,221                10,283                  10,317
 7/31/95              10,240                10,309                  10,358
 8/31/95              10,301                10,374                  10,420
 9/30/95              10,342                10,425                  10,471
10/30/95              10,421                10,503                  10,558
11/30/95              10,525                10,588                  10,648
12/31/95              10,615                10,665                  10,728
 1/31/96              10,678                10,741                  10,819
 2/29/96              10,618                10,697                  10,777
 3/31/96              10,614                10,686                  10,769
 4/30/96              10,603                10,693                  10,780
 5/30/96              10,620                10,707                  10,804
 6/30/96              10,695                10,777                  10,883
 7/31/96              10,734                10,814                  10,925
 8/31/96              10,753                10,843                  10,965
 9/30/96              10,898                10,934                  11,065
10/31/96              11,021                11,045                  11,190
11/30/96              11,119                11,123                  11,273
12/31/96              11,103                11,124                  11,275
 1/31/97              11,182                11,173                  11,329
 2/28/97              11,201                11,201                  11,357
 3/31/97              11,162                11,182                  11,347
 4/30/97              11,267                11,264                  11,441
 5/31/97              11,344                11,330                  11,521
 6/30/97              11,443                11,391                  11,600
 7/31/97              11,568                11,511                  11,727
 8/31/97              11,585                11,516                  11,738
 9/30/97              11,688                11,595                  11,827
10/31/97              11,768                11,676                  11,915
11/30/97              11,790                11,702                  11,945

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Chart Ending Values & Legend
3/27/95 inception through 11/30/97

Sentinel Short-Maturity Gov't Fund      $11,790
Lehman 1-3 Yr. Gov't Bond Index         $11,945
Lipper Short U.S. Gov't. Fund Average   $11,702

*An unmanaged index of bonds reflecting average prices in the bond market.

while offering a yield in excess of those available on money market securities. As of November 30, 1997, the Fund was positioned 94% in short mortgage-backed securities, 2% in U.S. Treasury/Agency notes, and 4% in money market instruments. The Fund utilizes mortgage-backed securities for their excess yield spreads available over comparable duration U.S. Treasuries. The Fund carefully limits the type of mortgage-backed securities it buys to those which possess limited risk should interest rates unexpectedly rise. In summary, the Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's strong performance during the period.
We look forward to helping you achieve your investment goals in the coming year.



/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Short Maturity Government Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------------------------------------
                                                  Principal Amount      Value
                                                     (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
  U.S. Government Obligations 94.8%
  U.S. Treasury Obligations 2.2%
  5-Year:
    Note 5.75%, '02                                    1000M        $   996,980
                                                                    -----------
  U.S. Government Agency Obligations 92.6%
  Federal Home Loan Mortgage Corporation 39.7%
  Collateralized Mortgage Obligations:
    1057(D), 8%, '00                                    689M            704,079
    1317-E, 7%, '04                                     263M            262,722
    53(A) P11, 9.5%, '20                                  5M              5,367
    Merril Lynch Trust
      Series 5(B), 6%, '18                               89M             85,666
                                                                    -----------
                                                                      1,057,834
                                                                    -----------
  10-Year:
    6.5%, '04                                           701M            714,411
                                                                    -----------
  15-Year:
    8.5%, '01                                           577M            596,444
    9%, '01                                             256M            265,665
    9%, '01                                             223M            231,772
    9.5%, '01                                             2M              1,749
    9.5%, '01                                             3M              3,672
    7.5%, '02                                           526M            540,904
    8%, '02                                             601M            623,942
    9%, '02                                             559M            580,524
    9.5%, '03                                             4M              3,790
    9.5%, '03                                           315M            331,665
    9.5%, '04                                           160M            167,699
    10%, '05                                            124M            131,059
    9%, '06                                             612M            641,043
    8.5%, '07                                            53M             54,706
    9%, '07                                             474M            496,901
    8%, '08                                             231M            238,698
    5.5%, '09                                           946M            931,017
    8%, '11                                            1127M          1,165,165
    8%, '12                                             477M            492,895
                                                                    -----------
                                                                      7,499,310
                                                                    -----------
  30-Year:
    8.5%, '03                                           745M            782,129
    7%, '06                                             794M            805,002
    6.5%, '07                                           792M            803,104
    7%, '07                                             426M            431,809
    8.25%, '07                                          568M            593,220
    7.5%, '08                                           661M            682,756
    7.5%, '08                                           954M            985,243
    7.75%, '09                                          682M            707,061
    8%, '09                                             306M            319,955
    8.5%, '09                                          1460M          1,537,979
    10.25%, '09                                          21M             23,271
    8%, '23                                             891M            928,493
                                                                    -----------
                                                                      8,600,022
                                                                    -----------
  Total Federal Home Loan
    Mortgage Corporation                                             17,871,577
                                                                    ===========
  Federal National Mortgage Association 40.0%
  Collateralized Mortgage Obligations:
    1992 - 20(PG), 7%, '05                              301M            301,200
                                                                    -----------
  7-Year Balloon:
    7%, '04                                             953M            964,322
                                                                    -----------
  15-Year:
    7.5%, '02                                           243M            249,798
    9%, '02                                               5M              5,563
    9%, 02                                              852M            890,128
    10.5%, '03                                           47M             50,213
    6%, '04                                             984M            990,647
    7%, '05                                             680M            687,930
    8%, '05                                             526M            546,368
    7%, '07                                             442M            447,225
    7.5%, '07                                           377M            385,678
    7.5%, '08                                           343M            350,980
    7.25%, '09                                         1349M          1,380,080
    7.5%, '09                                           490M            501,837
    7.5%, '09                                           721M            745,660
    8%, '09                                            1246M          1,288,026
    8%, '09                                            1171M          1,210,831
    8.5%, '10                                           385M            400,168
    7.5%, '12                                           988M          1,011,237
                                                                    -----------
                                                                     11,142,369
                                                                    -----------
  30-Year:
    8%, '04                                             344M            359,613
    8%, '04                                             293M            306,657
    9%, '04                                             856M            894,161
    7.75%, '06                                          615M            639,010
    7%, '07                                             654M            669,880
    7.5%, '07                                           234M            243,508
    8%, '08                                             597M            624,366
    8.75%, '09                                          188M            199,583
    8%, '12                                            1112M          1,163,515
    8.75%, '13                                           66M             69,632
    8.25%, '17                                          431M            452,867
                                                                    -----------
                                                                      5,622,792
                                                                    -----------
  Total Federal National
    Mortgage Association                                             18,030,683
                                                                    -----------

  Government National Mortgage Association 12.9%
  Collateralized Mortgage Obligations:
  Trust Series 27(A) 7.25%, '17                         262M            262,778
  MDC Asset Inv.
    Trust XII 3, 8.94%, '18                             960M            980,731
                                                                    -----------
                                                                      1,243,509
                                                                    -----------
  15-Year:
    10.75%, '98                                           2M              1,636
    10.75%, '98                                           6M              6,144
    10.75%, '98                                           1M              1,356
    11.25%, '98                                           0M                109
    11.25%, '98                                           0M                 68
    11.25%, '98                                           0M                  8
    11.25%, '98                                           0M                327
    9.5%, '99                                             5M              5,258
    10.25%, '99                                           6M              6,924
    11%, '00                                              5M              5,657
    11.25%, '00                                          12M             13,341
    9%, '01                                              24M             25,292
    9.75%, '01                                            6M              6,323
    9.75%, '01                                            2M              2,071
    9.5%, '04                                             9M              9,431
    9%, '07                                              31M             32,367
    7.5%, '08                                           431M            442,344
    8%, '08                                             459M            476,521
    9%, '11                                             419M            442,591
                                                                    -----------
                                                                      1,477,768
                                                                    -----------
  20-Year:
    9.25%, '07                                           41M             43,281
    9.75%, '10                                          129M            138,849
                                                                    -----------
                                                                        182,130
                                                                    -----------
  30-Year:
    6.5%, '03                                           274M            274,927
    8%, '03                                             307M            321,888
    9%, '09                                             159M            170,152
    10%, '09                                             10M             10,838
    10%, '16                                             15M             16,143
    8%, '17                                            1737M          1,821,484
    9.25%, '26                                          289M            310,735
                                                                    -----------
                                                                      2,926,167
                                                                    -----------
  Total Government National
    Mortgage Association                                              5,829,574
                                                                    -----------
  Total U.S. Government
    Agency Obligations                                               41,731,834
                                                                    -----------
  Total U.S. Government Obligations
    (Cost $42,237,974)                                               42,728,814
                                                                    -----------

  Corporate Short-Term Notes  4.8%
  Norwest Financial  5.63%,
    12/01/97
    (Cost $2,150,000)                                  2150M          2,150,000
                                                                    -----------
  Total Investments
    (Cost $44,387,974)*                                              44,878,814

  Excess of Other Assets
   Over Liabilities 0.4%                                                165,444
                                                                    -----------
  Net Assets                                                        $45,044,258
                                                                    ===========

--------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1997, unrealized appreciation for federal income tax purposes aggregated $490,840 of which $529,950 related to appreciated securities and $39,110 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

 Assets

 Investments at value                                  $44,878,814
 Cash and cash equivalents                                 612,857
 Receivable for securities sold                            257,239
 Receivable for fund shares sold                           134,302
 Receivable for interest                                   330,258
 Receivable from fund administrator                         31,698
                                                   ---------------
    Total Assets                                        46,245,168
                                                   ---------------

 Liabilities

 Payable for securities purchased                          999,078
 Payable for fund shares repurchased                       133,780
 Accrued expenses                                           13,414
 Management fee payable                                     19,086
 Distribution fee payable                                   31,074
 Fund service fee payable                                    4,478
                                                   ---------------
    Total Liabilities                                    1,200,910
                                                   ---------------
 Net Assets Applicable to Outstanding Shares           $45,044,258
                                                   ===============
 Net Asset Value and Offering Price Per Share
 $45,044,258/4,587,888 shares outstanding              $      9.82

 Sales Charge--1.00% of Offering Price                        0.10
                                                   ---------------
 Maximum Offering Price Per Share                      $      9.92
                                                   ===============

 Net Assets Represent

 Capital stock at par value                            $    45,879
 Paid-in capital                                        45,840,235
 Accumulated undistributed net investment income             7,429
 Accumulated undistributed net realized loss
    on investments                                      (1,340,125)
 Unrealized appreciation of investments                    490,840
                                                   ---------------
 Net Assets                                            $45,044,258
                                                   ===============

 Investments at Cost                                   $44,387,974
                                                   ===============

Sentinel Short Maturity Government Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

 Investment Income

 Income:
 Interest                                              $ 3,037,163
                                                   ---------------
 Expenses:
 Management advisory fee                                   221,104
 Transfer agent and custodian                               72,696
 Distribution expense                                      145,635
 Accounting services                                        14,630
 Auditing fees                                               4,750
 Legal fees                                                  2,000
 Reports and notices to shareholders                         4,500
 Directors' fees and expenses                                4,568
 Other                                                      22,493
                                                   ---------------
     Total Expenses                                        492,376

     Expense Reimbursement                                 (68,091)
     Expense Offset                                         (8,376)
                                                   ---------------
     Net Expenses                                          415,909
                                                   ---------------
 Net Investment Income                                   2,621,254
                                                   ---------------

 Realized and Unrealized Gain (Loss) on Investments

 Net realized loss on sales of investments                (370,535)
 Net change in unrealized appreciation                     211,738
                                                   ---------------
 Net Realized and Unrealized Loss on Investments          (158,797)
                                                   ---------------
 Net Increase in Net Assets from Operations            $ 2,462,457
                                                   ===============

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                              Year             Year
                                                             Ended            Ended
                                                          11/30/97         11/30/96
                                                   ---------------  ----------------
 Increase in Net Assets from Operations
 Net investment income                                $  2,621,254      $ 2,155,465
 Net realized loss on sales of investments                (370,535)        (177,412)
 Net change in unrealized appreciation                     211,738          (73,058)
                                                   ---------------  ----------------
 Net increase in net assets from operations              2,462,457        1,904,995
                                                   ---------------  ----------------

 Distributions to Shareholders
 From net investment income                             (2,412,181)      (2,059,894)
 From realized gain on sale of investments                       -                -
                                                   ---------------  ----------------
 Total distributions to shareholders                    (2,412,181)      (2,059,894)
                                                   ---------------  ----------------

 From Capital Share Transactions
 Net proceeds from sales of shares                      34,463,483       32,166,653
 Net asset value of shares in reinvestment
     of dividends and distributions                      1,991,335        1,660,864
                                                   ---------------  ----------------
                                                        36,454,818       33,827,517
 Less: Payments for shares reacquired                  (27,934,530)     (25,615,589)
                                                   ---------------  ----------------
 Increase in net assets from capital share
   transactions                                          8,520,288        8,211,928
                                                   ---------------  ----------------
 Total Increase in Net Assets for period                 8,570,564        8,057,029
 Net Assets: Beginning of period                        36,473,694       28,416,665
                                                   ---------------  ----------------
 Net Assets: End of period                             $45,044,258      $36,473,694
                                                   ===============  ================
 Undistributed Net Investment Income
    at End of Period                                   $     7,429      $     1,384
                                                   ===============  ================

See Notes to Financial Statements.

Sentinel Short Maturity Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                 Year              Year     Eight Months
                                                                Ended             Ended            Ended
                                                             11/30/97          11/30/96      11/30/95(A)
                                                          -----------       -----------      -----------
 Net asset value at beginning of period                     $    9.81         $    9.84        $    9.64
                                                          -----------       -----------      -----------
 Income from Investment Operations
 Net investment income                                           0.56              0.57             0.40
 Net realized and unrealized gain (loss) on investments          0.01             (0.03)            0.20
                                                          -----------       -----------      -----------
 Total from investment operations                                0.57              0.54             0.60
                                                          -----------       -----------      -----------
 Less Distributions
 Dividends from net investment income                            0.56              0.57             0.40
 Distributions from realized gains on investments                   -                 -                -
                                                          -----------       -----------      -----------
 Total Distributions                                             0.56              0.57             0.40
                                                          -----------       -----------      -----------
 Net asset value at end of period                           $    9.82         $    9.81        $    9.84
                                                          ===========       ===========      ===========
 Total Return (%) **                                              6.0               5.6              6.3++

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)                 1.00              1.00             1.00+
 Ratio of expenses to average net assets before
    expense reductions (%) ***                                   1.18              1.20             1.38+
 Ratio of net investment income to average net assets (%)        6.20*             6.09*            6.07+*
 Portfolio turnover rate (%)                                       61               120               58
 Net assets at end of period (000 omitted)                  $  45,044         $  36,474        $  28,417

(A)  Commenced operations March 27, 1995.

  +  Annualized

 ++ Not annualized

  * Ratio of net investment income to average net assets would have been 6.14% in 1997, 5.93% in 1996 and 5.76% in 1995, in the absence of a voluntary expense reimbursement.

 ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

*** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1) H.

See Notes to Financial Statements.
58

Sentinel U.S. Treasury Money Market Fund is a no-load money market fund which seeks high current income, safety of principal, and liquidity by investing exclusively in the short-term obligations issued and guaranteed by the U.S
            Treasury with remaining maturities of 397 days or less.


                   Sentinel U.S. Treasury Money Market Fund


As of November 30, 1997, Sentinel U. S. Treasury Money Market Fund's net assets stood at $89.3 million, an increase of 6.4% over the past year. Looking ahead, we plan to lengthen the Fund's average maturity when the Treasury curve steepens or as opportunities develop, and will continue to maintain the highest quality money market fund possible.

For the 12-month period ended November 30, 1997, short-term interest rates increased moderately, partly encouraged by the Federal Reserve's 25 basis point increase in late March. At the end of the fiscal year, the federal funds rate had decreased six basis points to 5.69% and the discount rate was unchanged at 5.00%. The 90-day Treasury bill increased 14 basis points to 5.22% and the prime rate increased 25 basis points to 8.50%. On average, 90-day certificates of deposit and commercial paper increased 33 basis points both ending the fiscal year at 5.77%.

The economy's rapid growth carried over into 1997. In hopes of curbing inflation and moderating growth, the Federal Reserve raised the federal funds rate 25 basis points on March 25, 1997. In spite of this move the economy experienced a state of near utopia throughout 1997: the economy showed above average growth, limited inflation and inflationary pressures, low interest rates, and a strong stock market, as well as a tight labor market with an unemployment rate of 4.6%, the lowest level since October 1973. Late in the third quarter of 1997, problems in the Asian markets resulted in a flight to quality and a rally in U. S. government securities. The Asian market uncertainties appear likely to slow U.S. economic growth and help contain inflation well into 1998.

For the 12-month period, the Fund's maturity was shortened from 45 to 38 days and the 7-day yield increased 27 basis points to 4.68%. As of November 30, 1997, Sentinel U. S. Treasury Money Market Fund's net assets stood at $89.3 million, an increase of 6.4% over the past year. Looking ahead, we plan to lengthen the Fund's average maturity when the Treasury curve steepens or as opportunities develop, and will continue to maintain the highest quality money market fund possible.


/s/ Richard D. Temple
Richard D. Temple


/s/ Darlene A. Coppola
Darlene A. Coppola

Sentinel U.S. Treasury Money Market Fund
Investment in Securities
at November 30, 1997

------------------------------------------------------
                        Principal Amount   Value
                           (M=$1,000)    (Note 1)
------------------------------------------------------
  U.S. Treasury Obligations 92.9%
  U S Treasury Bill
    4.73%, 12/04/97           2000M   $ 1,999,212
  U S Treasury Bill
    4.965%, 12/11/97          1500M     1,497,931
  U S Treasury Bill
    5.535%, 12/16/97         10000M     9,976,937
  U S Treasury Bill
    4.945%, 12/18/97          1000M       997,665
  U S Treasury Bill
    4.925%, 12/26/97           750M       747,435
  U S Treasury Note
    6%, 12/31/97             10000M    10,005,581
  U S Treasury Note
    6%, 12/31/97              5000M     5,002,761
  U S Treasury Note
    6%, 12/31/97              4000M     4,002,232
  U S Treasury Bill
    4.87%, 01/08/98           1500M     1,492,289
  U S Treasury Bill
    4.91%, 01/08/98           5000M     4,974,086
  U S Treasury Bill
    4.935%, 01/08/98          7000M     6,963,536
  U S Treasury Bill
    4.935%, 01/08/98          1000M       994,791
  U S Treasury Bill
    5%, 01/08/98              2000M     1,989,444
  U S Treasury Bill
    5.005%, 01/08/98          4000M     3,978,868
  U S Treasury Bill
    5.135%, 01/22/98          1000M       992,583
  U S Treasury Bill
    5.15%, 01/22/98           4000M     3,970,244
  U S Treasury Bill
    5.19%, 01/22/98           1000M       992,503
  U S Treasury Bill
    5.2%, 01/22/98            1000M       992,489
  U S Treasury Bill
    5.215%, 01/22/98          5000M     4,962,336
  U S Treasury Bill
    5.245%, 01/22/98          2000M     1,984,848
  U S Treasury Bill
    4.96%, 01/29/98           1000M       991,871
  U S Treasury Bill
    4.96%, 02/05/98           1000M       990,907
  U S Treasury Bill
    5.005%, 02/05/98          1000M       990,824
  U S Treasury Bill
    5%, 02/12/98              1500M     1,484,792
  U S Treasury Note
    5.125%, 02/28/98         10000M     9,990,549
                                      -----------
  Total Investments
    (Amortized Cost $82,966,714)*      82,966,714

  Excess of Other Assets
    Over Liabilities 7.1%               6,378,388
                                      -----------
  Net Assets                          $89,345,102
                                      ===========

------------------------------------------------------
 * Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.
60

Sentinel U.S. Treasury Money Market Fund
Statement of Assets and Liabilities
at November 30, 1997

--------------------------------------------------------------------------------

 Assets

 Investments at value                                  $82,966,714
 Receivable for securities sold                         15,403,125
 Receivable for fund shares sold                         2,315,248
 Receivable for  interest                                  607,314
                                                     -------------
    Total Assets                                       101,292,401
                                                     -------------

 Liabilities

 Payable to custodian                                    1,282,071
 Payable for securities purchased                        9,976,938
 Payable for fund shares repurchased                       575,525
 Dividends payable                                          23,582
 Accrued expenses                                           47,278
 Management fee payable                                     29,721
 Fund service fee payable                                   12,184
                                                     -------------
    Total Liabilities                                   11,947,299
                                                     -------------
 Net Assets Applicable to Outstanding Shares           $89,345,102
                                                     =============
 Net Asset Value
    Class A Shares
 $85,911,496/85,911,496 shares outstanding             $      1.00
                                                     =============
    Class B Shares
 $3,433,606/3,433,606 shares outstanding               $      1.00
                                                     =============

 Net Assets Represent
 Capital stock at par value                            $   893,451
 Paid-in capital                                        88,451,651
                                                     -------------
 Net Assets                                            $89,345,102
                                                     =============
 Investments at Cost                                   $82,966,714
                                                     =============

See Notes to Financial Statements.



Sentinel U.S. Treasury Money Market Fund
Statement of Operations
For the Year Ended November 30, 1997

--------------------------------------------------------------------------------

 Investment Income
 Income:
 Interest                                              $ 4,570,494
                                                     -------------
 Expenses
 Management advisory fee                                   350,009
 Transfer agent and custodian                              218,131
 Accounting services                                        30,955
 Auditing fees                                               7,000
 Legal fees                                                  3,700
 Reports and notices to shareholders                        14,250
 Directors' fees and expenses                                9,361
 Other                                                      35,793
                                                     -------------
     Total Expenses                                        669,199
     Expense Offset                                         (5,061)
                                                     -------------
     Net Expenses                                          664,138
                                                     -------------
 Net Investment Income and Net Increase in
 Net Assets from Operations                            $ 3,906,356
                                                     =============


See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                              Year             Year
                                                             Ended            Ended
                                                          11/30/97         11/30/96
                                                   ---------------  ---------------
 Increase in Net Assets from Operations
 Net investment income                              $    3,906,356   $    3,680,039
                                                   ---------------  ---------------
 Distributions to Shareholders
 From net investment income
   Class A Shares                                       (3,725,989)      (3,581,171)
   Class B Shares                                         (180,367)         (98,868)
                                                   ---------------  ---------------
 Total Distributions to Shareholders                    (3,906,356)      (3,680,039)
                                                   ---------------  ---------------
 From Capital Share Transactions
 Net proceeds from sales of shares
   Class A Shares                                      198,798,449      198,865,999
   Class B Shares                                        7,962,012        7,608,971
 Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                        3,338,706        3,213,012
   Class B Shares                                          150,530           84,246
                                                   ---------------  ---------------
                                                       210,249,697      209,772,228
 Less: Payments for shares reacquired
   Class A Shares                                     (197,029,796)    (201,938,785)
   Class B Shares                                       (7,839,276)      (4,532,877)
                                                   ---------------  ---------------
 Increase in net assets from capital share
   transactions                                          5,380,625        3,300,566
                                                   ---------------  ---------------
 Total Increase in Net Assets for period                 5,380,625        3,300,566
 Net Assets: Beginning of period                        83,964,477       80,663,911
                                                   ---------------  ---------------
 Net Assets: End of period                           $  89,345,102    $  83,964,477
                                                   ===============  ===============

See Notes to Financial Statements.
62

Sentinel U.S. Treasury Money Market Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Nine
                                                 Year Ended       Year Ended       Year Ended       Year Ended     Months Ended
 Class A Shares                                    11/30/97         11/30/96         11/30/95         11/30/94      11/30/93(A)
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at beginning of period             $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Income from Investment Operations
 Net investment income                                 0.04             0.04             0.05             0.03             0.02
 Net realized and unrealized gain (loss)
  on investments                                          -                -                -                -                -
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total from investment operations                      0.04             0.04             0.05             0.03             0.02
                                            ---------------- ---------------- ----------------  ---------------  ---------------

 Less Distributions
 Dividends from net investment income                  0.04             0.04             0.05             0.03             0.02
 Distributions from realized gains
  on investments                                          -                -                -                -                -
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total Distributions                                   0.04             0.04             0.05             0.03             0.02
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at end of period                   $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                            ================ ================ ================  ===============  ===============
 Total Return (%) **                                    4.6              4.6              5.0              3.1              1.7++

 Ratios/Supplemental Data
 Ratio of net expenses to average
  net assets (%)                                       0.76             0.78             0.81             0.81              .85 +
 Ratio of expenses to average net assets
  before expense reductions (%) ***                    0.77             0.78             0.82             0.81              .87 +
 Ratio of net investment income
  to average net assets (%)                            4.46             4.38             4.83             3.01             2.20+*
 Net assets at end of period (000 omitted)          $85,911          $80,804          $80,664          $75,301          $72,252

------------------------------------------------------------------------------------------------------------------------------------

                                                                Eight Months
                                                 Year Ended            Ended
 Class B Shares                                    11/30/97       11/30/96(B)
                                            ---------------- ----------------
 Net asset value at beginning of period           $    1.00        $    1.00
                                            ---------------- ----------------
 Income from Investment Operations
 Net investment income                                 0.05             0.03
 Net realized and unrealized gain (loss)
  on investments                                          -                -
                                            ---------------- ----------------
 Total from investment operations                      0.05             0.03
                                            ---------------- ----------------
 Less Distributions
 Dividends from net investment income                  0.05             0.03
 Distributions from realized
  gains on investments                                    -                -
                                            ---------------- ----------------
                                                       0.05             0.03
                                            ---------------- ----------------
 Net asset value at end of period                 $    1.00        $    1.00
                                            ================ ================
 Total Return (%) **                                    4.7              3.0 ++

 Ratios/Supplemental Data
 Ratio of net expenses to average
  net assets (%)                                       0.73              .76 +
 Ratio of expenses to average net
  assets before expense reductions (%)***              0.73              .77 +
 Ratio of net investment income to average
  net assets (%)                                       4.50             4.40 +
 Net assets at end of period (000 omitted)        $   3,434        $   3,160

       (A)  Commenced operations March 1, 1993.
       (B)  Commenced operations April 1, 1996.
         +  Annualized
        ++  Not annualized
         * Ratio of net investment income to average net assets would have been 2.18% in 1993, in the absence of a voluntary expense reimbursement.
        ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period.
       *** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

    Sentinel Tax-Free Income Fund seeks a high level of current income and preservation of capital through a portfolio of high quality municipal bonds which are exempt from federal income taxes.

Investors in municipal securities were rewarded with solid investment returns in 1997 as the economy exhibited strong growth, low unemployment and a rate of inflation of less than 2.5%.

                          Sentinel Tax-Free Income Fund

For the fiscal year ended November 30, 1997, the Sentinel Tax-Free Income Fund produced a total return of 6.9%, matching the average return of 6.9% for the Lipper Analytical Services Inc. universe of general municipal debt funds. The Lehman Municipal Bond Index returned 7.2% for the same period.

Investors in municipal securities were rewarded with solid investment returns in 1997 as the economy exhibited strong growth, low unemployment and a rate of inflation of less than 2.5%. The performance of fixed income securities was enhanced as interest rates declined reflecting the diminishing inflation expectations of the market. Traditionally, strong economic growth and high resource utilization has contributed to an increase in the rate of inflation which would have had a negative impact on the price of bonds. However, strong capital spending by U.S. corporations concentrated in high-technology equipment has expanded the production capacity of the economy thereby increasing the rate of economic growth that can be sustained without a pickup in inflation.

The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of municipals is sheltered from federal income tax. The taxable equivalent yield of the Sentinel Tax-Free Income Fund as of 11/30/97 was 7.9% for an investor in the 39.6% federal income tax bracket. This compares very favorably to the yield of corporate, government and mortgage-backed securities for investors who are looking to maximize risk-adjusted, after-tax cash flows in their fixed income portfolios.

We believe that the positive economic fundamentals currently in place will continue to benefit the holders of fixed income securities. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while reducing their dependency on borrowing. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.

/s/ Kenneth J. Hart

Kenneth J. Hart

----------------------------
Average Annual
Total Return
Through 11/30/97


           w/sales  w/o sales
Period     charge+  charge

1 Year      2.6%      6.9%
----------------------------
5 Years     5.7%      6.6%
----------------------------
Since
Inception*  7.2%      7.8%
----------------------------

*10/1/90
+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Tax-Free Income Fund Performance
10/1/90 inception through 11/30/97

                           [LINE GRAPH APPEARS HERE]

                Sentinel        Lehman          Lipper General
                Tax-Free        Municipal       Municipal Debt
 Date           Income Fund     Bond Index*     Fund Average
-------         ------------    -----------     ---------------
10/01/90           9,500           10,000           10,000
  11/90            9,890           10,386           10,382
  11/91           10,897           11,452           11,418
  11/92           11,988           12,600           12,565
  11/93           13,416           13,997           14,004
  11/94           12,739           13,262           13,021
  11/95           14,780           15,769           15,407
  11/96           15,418           16,695           16,163
  11/97           16,475           17,892           17,274


Chart Ending Values & Legend
10/1/90 inception through 11/30/97

Sentinel Tax-Free Income Fund                  $16,475
Lehman Municipal Bond Index*                   $17,892
Lipper General Municipal Debt Fund Average     $17,274

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Sentinel Tax-Free Income Fund
Investment in Securities
at November 30, 1997


----------------------------------------------------------------------------
                                             Principal Amount       Value
                                                 (M=$1,000)       (Note 1)
----------------------------------------------------------------------------
  Municipal Bonds 97.7%
  California 10.8%
  California General Obligation
    6.250%, 04/01/08                                  2000M      $2,251,180
  Foothill/Eastern CA Toll
    6.500%, 01/01/32                                  3500M       3,771,775
  San Mateo Cnty CA
    Power Rev (AMBAC)
    6.500%, 07/01/15                                  3000M       3,510,450
                                                                ------------
                                                                  9,533,405
                                                                ------------

  Colorado 2.0%
  Arapahoe County Capital
    Improvements
    6.950%, 08/31/20                                  1500M       1,764,375
                                                                ------------
  Delaware 0.6%
  Delaware Health Facility Auth
    7.625%, 11/01/10                                   500M         551,495
                                                                ------------

  District of Columbia 0.6%
  District of Columbia
    G/O (AMBAC)
    7.500%, 06/01/09                                   500M         532,675
                                                                ------------

  Florida 3.2%
  Orange County Healthcare A
    (MBIA)
    6.250%, 10/01/13                                  1500M       1,697,955
  University Community
    Hospital Inc (FSA)
    7.500%, 09/01/11                                  1000M       1,103,820
                                                                ------------
                                                                  2,801,775
                                                                ------------
  Hawaii 1.3%
  Dept of Budget Financial
    of HI (FSA)
    7.650%, 07/01/19                                  1000M       1,132,470
  Hawaii State Housing Finance
    7.800%, 07/01/29                                     5M           5,235
                                                                ------------
                                                                  1,137,705
                                                                ------------
  Idaho 0.7%
  Idaho Housing Agency
    Series D-1
    8.000%, 01/01/20                                   520M         585,587
                                                                ------------
  Illinois 6.0%
  Illinois Educational
    Facs Authority
    6.100%, 12/15/16                                   560M         594,054
  Illinois Housing
    Development Authority
    7.000%, 07/01/10                                   990M       1,066,428
  Illinois State Sales Tax Revenue
    6.500%, 06/15/13                                  1000M       1,158,300
  Illinois State Sales Tax
    6.000%, 06/15/12                                  2180M       2,396,103
                                                                ------------
                                                                  5,214,885
                                                                ------------
  Indiana 0.1%
  Indianapolis IN Economic
    Dev Revenue
    7.800%, 12/01/17                                    55M          57,779
                                                                ------------
  Kansas 0.2%
  Kansas City Leavenworth Cty &
    City of Lenexa
    Series A - Mtg Rev
    8.400%, 05/01/15                                   140M      $  145,643
                                                                ------------
  Louisiana 0.6%
  Jefferson LA Sales Tax (MBIA)
    8.250%, 07/01/02                                   500M         531,360
                                                                ------------
  Massachusetts 4.8%
  Massachusetts State G/O
    6.875%, 07/01/10                                  1000M       1,103,430
  Massachusetts State G/O (FGIC)
    6.000%, 08/01/09                                  1000M       1,117,520
  Mass State Health
    & Educational Facs
    New England Baptist
    Hospital Revenue
    7.300%, 07/01/11                                  1000M       1,077,870
  Mass State Tpk Auth
    Hwy Sys (MBIA)
    5.000%, 01/01/37                                  1000M         949,100
                                                                ------------
                                                                  4,247,920
                                                                ------------
  Michigan 1.1%
  Michigan State Building
    Authority
    6.250%, 10/01/20                                   170M         179,265
  Royal Oak MI Hospital
    Finance Authority
    7.375%, 01/01/20                                   750M         791,190
                                                                ------------
                                                                    970,455
                                                                ------------
  Missouri 1.3%
  Central MO State
    University (MBIA)
    7.000%, 07/01/14                                  1000M       1,111,070
  Missouri Housing
    Development Comm
    9.375%, 04/01/16                                    50M          53,773
                                                                ------------
                                                                  1,164,843
                                                                ------------
  Nebraska 2.4%
  Omaha Public Power District
    7.625%, 02/01/12                                  1000M       1,005,150
  Omaha Public Power District
    6.150%, 02/01/12                                  1000M       1,127,040
                                                                ------------
                                                                  2,132,190
                                                                ------------
  New Hampshire 0.9%
  New Hampshire Higher
    Ed & Health (MBIA)
    7.625%, 07/01/20                                   750M         804,623
                                                                ------------
  New Jersey 1.2%
  University of Medicine
    & Dentistry
    7.200%, 12/01/19                                  1000M       1,078,230
                                                                ------------
  New Mexico 3.2%
  Santa Fe County
    NM Revenue (FSA)
    6.000%, 02/01/27                                  2500M       2,782,150
                                                                ------------
  New York 29.0%
  Monroe County NY G/O
    6.000%, 03/01/14                                  1000M       1,111,420
  Municipal Asst Corp for
    NYC New York
    5.750%, 07/01/03                                  1500M       1,602,180
  New York City NY
    (Prerefunded)
    7.100%, 02/01/09                                  1035M       1,153,901
  New York City NY
    7.100%, 02/01/09                                   165M         181,505
  New York City NY G/O
    6.250%, 02/15/07                                  1500M       1,623,525
  NYC Municipal Water
    Fin Authority
    7.000%, 06/15/07                                   250M         274,657
  NY City Univ CTFS
     of Participation
    5.750%, 08/15/05                                  2000M       2,124,900
  New York NY Series G
    5.750%, 02/01/20                                  1600M       1,624,448
  New York Dorm
    Authority Revenue
    5.500%, 05/15/09                                  1000M       1,050,280
  NY State Dorm Authority
    6.375%, 07/01/08                                  3000M       3,232,530
  NY State Dorm Authority
    6.000%, 08/15/16                                  2800M       3,027,024
  NY State Environ
    Facs Corp (Prerefunded)
    7.250%, 06/15/10                                    40M          44,615
  NY State Environmental
    Facs Corp
    6.600%, 09/15/12                                  1450M       1,595,783
  NY State Environmental
    Facs Corp
    7.250%, 06/15/10                                    10M          11,101
  NY State Medical Care
    Facs (Prerefunded)
    7.875%, 08/15/08                                   175M         194,700
  NY State Medical Care Facs
    7.875%, 08/15/08                                    75M          82,873
  NY State TWY Authority Svc
    5.750%, 04/01/08                                  2295M       2,415,671
  Triborough Bridge &
    Tunnel Authority
    8.125%, 01/01/12                                   500M         511,550
  Triborough Bridge &
    Tunnel Authority
    6.000%, 01/01/12                                  3250M       3,603,340
                                                                ------------
                                                                 25,466,003
                                                                ------------


                                                                     (continued)

Sentinel Tax-Free Income Fund
Investment in Securities (cont'd.)
at November 30, 1997

-----------------------------------------------------------------------------
                                             Principal Amount       Value
                                                 (M=$1,000)       (Note 1)
-----------------------------------------------------------------------------

  North Carolina 1.2%
  NC Eastern Municipal
    Power Agency
    6.000%, 01/01/06                                  1000M       $1,068,480
                                                                -------------
  Ohio 0.7%
  OH Housing Finance Authority
    7.050%, 09/01/16                                   605M          640,864
                                                                -------------
  Pennsylvania 5.6%
  Montgomery Cty Higher Ed
    & Health
    8.300%, 06/01/10                                   500M          556,450
  Pennsylvania State G/O
    6.250%, 07/01/11                                  2000M        2,273,880
  PA Higher Educational
    Facs Auth C (MBIA)
    7.200%, 07/01/19                                  1000M        1,066,400
  PA State Educational
    Facs Authority (MBIA)
    5.600%, 11/15/10                                  1000M        1,060,580
                                                                -------------
                                                                   4,957,310
                                                                -------------
  Puerto Rico 3.2%
  Puerto Rico Hwy &
    Transportation
    5.500%, 07/01/36                                  2750M        2,798,043
                                                                -------------
  Tennessee 2.6%
  Lawrenceburg TN Electrical
    Revenue (MBIA)
    6.625%, 07/01/18                                  1910M        2,256,684
                                                                -------------
  Texas 1.3%
  North Central TX Health
    6.250%, 05/15/10                                  1000M        1,126,670
                                                                -------------
  Utah 0.1%
  Utah State Housing Finance
    Authority
    7.250%, 07/01/22                                    20M           21,296
                                                                -------------
  Vermont 1.1%
  Vermont Education &
    Health Building
    7.050%, 10/01/16                                   900M          994,410
                                                                -------------
  Virginia 2.8%
  Fairfax County Water Authority
    7.250%, 01/01/27                                  1000M        1,080,460
  VA State Housing Development
    Authority
    5.200%, 01/01/06                                  1355M        1,405,569
                                                                -------------
                                                                   2,486,029
                                                                -------------
  Washington 9.1%
  King County WA G/O
    5.200%, 12/01/03                                  1750M     $  1,833,388
  Snohomish Cnty G/O
    7.100%, 12/01/07                                   500M          544,975
  Washington State G/O
    6.200%, 03/01/11                                  1220M        1,364,216
  Washington State Public Power
    7.625%, 07/01/10                                   250M          278,483
  Washington State Public Power
    (MBIA)
    7.125%, 07/01/16                                  3295M        3,986,818
                                                                -------------
                                                                   8,007,880
                                                                -------------
  Total Bonds
    (Cost $79,589,518)                                            85,860,764
                                                                -------------

  Short-Term Investments 0.2%
  Port St Helens OR
    General Electric Project
    4.000%, 06/01/10  (a)
    (Cost $200,000)                                    200M    $     200,000
                                                                -------------
  Total Investments
    (Cost $79,789,518)*                                           86,060,764

  Excess of Other Assets
    Over Liabilities 2.1%                                          1,874,701
                                                                -------------

  Net Assets                                                     $87,935,465
                                                                =============

-----------------------------------------------------------------------------

  * Also cost for federal income tax purposes.
    At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $6,271,246 of which all related to appreciated securities.

(a) Variable rate security that may be tendered back to issuer prior to maturity, at par.

    The following abbreviations are used in portfolio descriptions:

    (AMBAC) - Guaranteed by AMBAC
    Indemnity Corp.

    (FGIC) - Guaranteed by Financial Guaranty
    Insurance Co.

    (FSA) - Guaranteed by Financial Security
    Assurance Inc.

    (MBIA) - Guaranteed by Municipal Bond
    Investors Assurance Corp.

    G/O - General Obligation Bond


                                              See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

 Assets
 Investments at value                                  $86,060,764
 Cash and cash equivalents                                 216,864
 Receivable for fund shares sold                             2,839
 Receivable for  interest                                1,794,551
                                                   ---------------
    Total Assets                                        88,075,018
                                                   ---------------

 Liabilities
 Payable for fund shares repurchased                        45,036
 Accrued expenses                                           26,031
 Management fee payable                                     38,479
 Distribution fee payable                                   22,622
 Fund service fee payable                                    7,385
                                                   ---------------
    Total Liabilities                                      139,553
                                                   ---------------
 Net Assets Applicable to Outstanding Shares           $87,935,465
                                                   ===============
 Net Asset Value and Offering Price per Share

    Class A Shares

 $87,935,465/6,447,780 shares outstanding              $     13.64
 Sales Charge -- 4.00% of offering price                      0.57
                                                   ---------------
 Maximum Offering Price                                $     14.21
                                                   ===============

 Net Assets Represent
 Capital stock at par value                            $    64,478
 Paid-in capital                                        80,370,581
 Accumulated undistributed net investment income                66
 Accumulated undistributed net realized gain
    on investments                                       1,229,094
 Unrealized appreciation of investments                  6,271,246
                                                   ---------------
 Net Assets                                            $87,935,465
                                                   ===============
 Investments at Cost                                   $79,789,518
                                                   ===============

Sentinel Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

 Investment Income
 Income:
 Interest                                               $5,337,249
                                                   ---------------
 Expenses:
 Management advisory fee                                   492,243
 Transfer agent and custodian                              120,607
 Distribution expense (Class A Shares)                     183,560
 Distribution expense (Class B Shares)                       8,685
 Accounting services                                        32,770
 Auditing fees                                               7,575
 Legal fees                                                  4,035
 Reports and notices to shareholders                         7,895
 Directors' fees and expenses                                9,997
 Other                                                      29,745
                                                   ---------------
     Total Expenses                                        897,112
     Expense Offset                                        (43,792)
                                                   ---------------
     Net Expenses                                          853,320
                                                   ---------------
 Net Investment Income                                   4,483,929
                                                   ---------------

 Realized and Unrealized Gain on Investments
 Net realized gain on sales of investments               1,229,122
 Net change in unrealized appreciation                     279,598
                                                   ---------------
 Net Realized and Unrealized Gain on Investments         1,508,720
                                                   ---------------
 Net Increase in Net Assets from Operations             $5,992,649
                                                   ===============

See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                          Year              Year
                                                                         Ended             Ended
                                                                      11/30/97          11/30/96
                                                               ---------------  ----------------

 Increase in Net Assets from Operations
 Net investment income                                           $   4,483,929    $    5,057,766
 Net realized gain on sales of investments                           1,229,122         1,068,481
 Net change in unrealized appreciation                                 279,598        (1,972,048)
                                                               ---------------  ----------------
 Net increase in net assets from operations                          5,992,649         4,154,199
                                                               ---------------  ----------------

 Distributions to Shareholders
 From net investment income
    Class A Shares                                                  (4,463,971)       (5,039,025)
    Class B Shares                                                     (32,187)           (9,954)
 From net realized gain on investments
    Class A Shares                                                    (916,286)                -
    Class B Shares                                                      (8,418)                -
                                                               ---------------  ----------------
 Total distributions to shareholders                                (5,420,862)       (5,048,979)
                                                               ---------------  ----------------

 From Capital Share Transactions
 Net proceeds from sales of shares
    Class A Shares                                                   7,209,749        11,436,258
    Class A Shares issued upon conversion from Class B               1,168,657
    Class B Shares                                                     519,027           825,932
 Net asset value of shares in reinvestment
     of dividends and distributions
    Class A Shares                                                   3,629,221         3,258,113
    Class B Shares                                                      30,609             8,945
                                                               ---------------  ----------------
                                                                    12,557,263        15,529,248

 Less: Payments for shares reacquired
    Class A Shares                                                 (24,604,903)      (24,320,856)
    Class B Shares                                                    (152,989)          (86,393)
    Class B Shares reacquired upon conversion
       into Class A shares                                          (1,168,657)
                                                               ---------------  ----------------
 Decrease in net assets from capital share transactions            (13,369,286)       (8,878,001)
                                                               ---------------  ----------------
 Total Decrease in Net Assets for period                           (12,797,499)       (9,772,781)
 Net Assets: Beginning of period                                   100,732,964       110,505,745
                                                               ---------------  ----------------
 Net Assets: End of period                                        $ 87,935,465      $100,732,964
                                                               ===============  ================
 Undistributed Net Investment Income
    at End of Period                                              $         66      $     12,295
                                                               ===============  ================


See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------


                                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 Class A Shares                                    11/30/97         11/30/96         11/30/95         11/30/94         11/30/93
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at beginning of period            $  13.53         $  13.62         $  12.35         $  13.81         $  13.13
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Income from Investment Operations
 Net investment income                                 0.65             0.65             0.67             0.68             0.73
 Net realized and unrealized gain (loss)
   on investments                                      0.24            (0.09)            1.27            (1.34)            0.79
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total from investment operations                      0.89             0.56             1.94            (0.66)            1.52
                                            ---------------- ---------------- ----------------  ---------------  ---------------

 Less Distributions
 Dividends from net investment income                  0.65             0.65             0.67             0.68             0.73
 Distributions from realized gains on
   investments                                         0.13                -                -             0.12             0.11
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Total Distributions                                   0.78             0.65             0.67             0.80             0.84
                                            ---------------- ---------------- ----------------  ---------------  ---------------
 Net asset value at end of period                    $13.64           $13.53          $ 13.62         $  12.35          $ 13.81
                                            ================ ================ ================  ===============  ===============
 Total Return (%) **                                    6.9              4.3             16.0             (5.1)            11.9

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)       0.91             0.94             0.90             0.75             0.64
 Ratio of expenses to average net assets before
   expense reductions (%) ***                          0.95             0.97             0.99             0.94             0.90
 Ratio of net investment income to average net
   assets (%)                                          4.84             4.86             5.06*            5.11*            5.41*
 Portfolio turnover rate (%)                             47              112              112               92               39
 Net assets at end of period (000 omitted)          $87,935          $99,967         $110,506        $  99,935         $111,968


                                                        Eleven            Eight
                                                  Months Ended     Months Ended
 Class B Shares                                    10/31/97(B)      11/30/96(A)
                                                 -------------    -------------
 Net asset value at beginning of period               $  13.54        $  13.28
                                                 -------------    -------------

 Income from Investment Operations
 Net investment income                                    0.43            0.32
 Net realized and unrealized gain on
   investments                                            0.22            0.26
                                                 -------------    -------------
 Total from investment operations                         0.65            0.58
                                                 -------------    -------------

 Less Distributions
 Dividends from net investment income                     0.44            0.32
 Distributions from realized gains on
   investments                                            0.13               -
                                                 -------------    -------------
 Total Distributions                                      0.57            0.32

 Net asset value at end of period                     $  13.62        $  13.54
                                                 =============    =============
 Total Return (%) **                                       5.0++           4.5++

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)          2.17+            2.18+
 Ratio of expenses to average net assets before
    expense reductions (%) ***                            2.34+            2.48+
 Ratio of net investment income to average net
    assets (%)                                            3.58+            3.61+
 Portfolio turnover rate (%)                                45              112
 Net assets at end of period (000 omitted)            $      -        $     766


(A) Commenced operations April 1, 1996.
(B) All Class B shares were converted to Class A shares as of October 31,
    1997.
 +  Annualized
++  Not annualized
 * Ratio of net investment income to average net assets would have been 5.00% in 1995, 4.92% in 1994, 5.14% in 1993 and 5.71% in 1992, in the absence of a voluntary expense reimbursement.
** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
*** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1) H.

See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund seeks a high level of current income and stability of principal through investments in obligations issued by the State of New York, its agencies and authorities, which are exempt from federal and New York State income taxes.


                     Sentinel New York Tax-Free Income Fund


The taxable equivalent yield of the Sentinel New York Tax-Free Income Fund as of 11/30/97 was 9.2% for a New York state resident in the 39.6% federal income tax bracket.

For the fiscal year ended November 30, 1997, the Sentinel New York Tax-Free Income Fund produced a total return of 7.7%. This compares favorably to an average return of 6.7% for the Lipper Analytical Services Inc. universe of New York state municipal debt funds. The Lehman Municipal Bond Index returned 7.2% for the same period.

Investors in municipal securities were rewarded with solid investment returns in 1997 as the economy exhibited strong growth, low unemployment and a rate of inflation of less than 2.5%. The performance of fixed income securities was enhanced as interest rates declined reflecting the diminishing inflation expectations of the market. Traditionally, strong economic growth and high resource utilization has contributed to an increase in the rate of inflation which would have had a negative impact on the price of bonds. However, strong capital spending by U.S. corporations concentrated in high-technology equipment has expanded the production capacity of the economy thereby increasing the rate of economic growth that can be sustained without a pickup in inflation.

The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of New York municipals is sheltered from federal and New York state income taxes. The taxable equivalent yield of the Sentinel New York Tax-Free Income Fund as of 11/30/97 was 9.2% for a New York state resident in the 39.6% federal income tax bracket. This compares very favorably to the yield of corporate, government and mortgage-backed securities for investors who are looking to maximize risk-adjusted, after-tax cash flows in their fixed income portfolios.

We believe that the positive economic fundamentals currently in place will continue to benefit the holders of fixed income securities. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while reducing their dependency on borrowing. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal and New York state income taxation.


/s/ Kenneth J. Hart

Kenneth J. Hart

---------------------------------------
Average Annual
Total Return
Through 11/30/97

                w/sales      w/o sales
Period          charge+       charge
1 Year           3.4%           7.7%
---------------------------------------
Since
Inception*       6.0%           7.7%
=======================================

*3/27/95
+Sales charge applicable to year of initial investment.



                           [LINE GRAPH APPEARS HERE]

Sentinel NY Tax-Free Income Fund Performance
Inception as of opening of business 3/27/95 through 11/30/97

                 Sentinel                 Lipper              Lehman
               NY Tax-Free             NY Municipal          Municipal
  Date         Income Fund          Debt Fund Average        Bond Index*
  ----         -----------          -----------------        -----------
03/27/95           9,600
 3/31/95           9,617                  10,000                10,000
 4/30/95           9,608                  10,010                10,012
 5/31/95           9,993                  10,330                10,331
 6/30/95           9,789                  10,191                10,241
 7/31/95           9,843                  10,252                10,338
 8/31/95           9,966                  10,369                10,469
 9/30/95          10,011                  10,424                10,535
10/30/95          10,206                  10,595                10,688
11/30/95          10,376                  10,801                10,866
12/31/95          10,460                  10,915                10,970
 1/31/96          10,519                  10,967                11,054
 2/29/96          10,397                  10,871                10,978
 3/31/96          10,231                  10,692                10,838
 4/30/96          10,197                  10,649                10,807
 5/30/96          10,190                  10,650                10,803
 6/30/96          10,303                  10,760                10,921
 7/31/96          10,399                  10,864                11,020
 8/31/96          10,376                  10,838                11,017
 9/30/96          10,555                  11,007                11,171
10/31/96          10,662                  11,117                11,298
11/30/96          10,859                  11,314                11,505
12/31/96          10,773                  11,257                11,456
 1/31/97          10,776                  11,254                11,478
 2/28/97          10,875                  11,355                11,583
 3/31/97          10,718                  11,208                11,429
 4/30/97          10,815                  11,305                11,524
 5/31/97          11,019                  11,473                11,698
 6/30/97          11,157                  11,589                11,822
 7/31/97          11,534                  11,943                12,150
 8/31/97          11,384                  11,805                12,036
 9/30/97          11,533                  11,939                12,179
10/31/97          11,624                  12,009                12,257
11/30/97          11,697                  12,075                12,329

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.


Chart Ending Values & Legend
3/27/95 inception through 11/30/97

Sentinel NY Tax-Free Fund               $11,697
Lehman Municipal Bond Index*            $12,329
Lipper NY Municipal Debt Fund Average   $12,075

*An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel New York Tax-Free Income Fund
Investment in Securities
at November 30, 1997

--------------------------------------------------------------------------------
                                                     Principal Amount   Value
                                                        (M=$1,000)    (Note 1)
--------------------------------------------------------------------------------
Bonds 95.8%
New York 88.3%
City University NY Certificate Participation
  5.75%, 08/15/05                                          300M       $  318,735
Insured University Revenue
  5.625%, 07/01/13 (MBIA)                                  250M          258,112
Metro Transportation Authority
  5.75%, 07/01/13                                          250M          263,448
Monroe County G/O
  6.00%, 03/01/14                                          250M          277,855
Monroe Woodbury Central School Dist.
  5.625%, 05/15/22 (MBIA)                                  250M          256,245
New York City Municipal Water Fin. Auth.
  6.00%, 06/15/17                                          100M          103,542
  5.75%, 06/15/20  (MBIA)                                  220M          226,871
New York NY G/O Series G
  5.75%, 02/01/20                                          400M          406,112
New York NY Transitional Finance Revenue
  5.00%, 08/15/27                                          250M          240,265
New York State Dorm. Authority Revenue
  Cornell Univ. - Ser A
  7.375%, 07/01/30                                          50M           54,646
State Univ. Educ. Fac. - Ser A
  7.20%, 05/15/06                                          200M          226,306
  5.00%, 05/15/10                                          250M          248,390
State Univ. Educ. Fac. - Ser A
  6.375%, 05/15/14                                         250M          277,890
City University System
  5.625%, 07/01/16                                         250M          259,215
Nursing Home-Hebrew Home
  5.625%, 02/01/17                                         220M          230,866
Department of Health
  5.50%, 07/01/20                                          125M          124,512
New York State Energy Resources
  7.50%, 07/01/25                                           50M           52,967
New York State Environmental Facilities
  5.75%, 01/15/13                                          250M          263,713
  5.75%, 03/15/13                                          300M          305,502
New York State Environmental Water Revenue
  7.25%, 06/15/10                                            5M            5,551
  7.25%, 06/15/10 (Prerefunded)                             55M           61,346
New York State Housing Finance Agency
  5.625%, 05/01/02                                         250M          259,002
New York State Local Govt. Assistance Corp.
  7.00%, 04/01/08                                          100M          112,087
  5.375%, 04/01/16  (AMBAC)                                300M          302,382
New York State Medical Care Facilities
  7.875%, 08/15/20                                          15M           16,425
  7.875%, 08/15/20 (Prerefunded)                             5M            5,563
  7.30%, 02/15/21                                           25M           27,774
Hospitals & Nursing Homes
  6.45%, 02/15/09                                          225M          241,200
New York State Mortgage Agency Revenue
  7.95%, 04/01/22                                          100M          106,684
New York State Thwy. Auth.
  Service Contract
  6.25%, 04/01/14                                          200M          214,584
New York State Urban Development Corp.
  5.70%, 04/01/20                                          250M          258,320
Suffolk County NY Water Authority (AMBAC)
  5.625%, 06/01/16                                         170M          172,350
Triborough Bridge & Tunnel Authority
  6.00%, 01/01/12                                          250M          277,180
  6.875%, 01/01/15                                          65M           69,723
United Nations Development
  Corp.
  6.00%, 07/01/12                                          250M          274,418
                                                                      ----------
                                                                       6,799,781
                                                                      ----------
Puerto Rico  7.5%
Puerto Rico Commonwealth
  5.40%, 07/01/25                                          300M          299,985
Puerto Rico Commonwealth
  Aqueduct & Sewer
  6.00%, 07/01/09                                          250M          276,397
                                                                      ----------
                                                                         576,382
                                                                      ----------
Total Bonds
  (Cost $6,903,043)                                                    7,376,163
                                                                      ----------

Short-Term Investments 1.3%
New York City G/O
  3.10%, 08/15/22
  (Cost $100,000)                                          100M          100,000
                                                                      ----------
Total Investments
  (Cost $7,003,043)*                                                   7,476,163

Excess of Other Assets
  Over Liabilities 2.9%                                                  228,285
                                                                      ----------

Net Assets                                                            $7,704,448
                                                                      ==========

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $473,120 of which, $473,919 related to appreciated securities and $799 related to depreciated securities.

  The following abbreviations are used in portfolio descriptions:

  (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

  (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

  G/O - General Obligation Bond

                                               See Note to Financial Statements.

Sentinel New York Tax-Free Income  Fund
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------

Assets
Investments at value                                                 $7,476,163
Cash and cash equivalents                                                65,284
Receivable for fund shares purchased                                      5,717
Receivable for  interest                                                129,458
Receivable from fund administrator                                       36,095
                                                                ---------------
   Total Assets                                                       7,712,717
                                                                ---------------
Liabilities
Accrued expenses                                                          2,335
Management fee payable                                                    3,324
Distribution fee payable                                                  2,135
Fund service fee payable                                                    475
                                                                ---------------
   Total Liabilities                                                      8,269
                                                                ---------------
Net Assets Applicable to Outstanding Shares                          $7,704,448
                                                                ===============
Net Asset Value and Offering Price Per Share
$7,704,448/648,427 shares outstanding                                $    11.88
Sales Charge--4.00% of Offering Price                                      0.50
                                                                ---------------
Maximum Offering Price Per Share                                     $    12.38
                                                                ===============

Net Assets Represent
Capital stock at par value                                        $       6,484
Paid-in capital                                                       7,205,364
Accumulated undistributed net investment income                             413
Accumulated undistributed net realized gain on investments               19,067
Unrealized appreciation of investments                                  473,120
                                                                ---------------
Net Assets                                                           $7,704,448
                                                                ===============
Investments at Cost                                                  $7,003,043
                                                                ===============

Sentinel New York Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                               $360,448
                                                                ---------------
Expenses:
Management advisory fee                                                  34,458
Transfer agent and custodian                                              8,116
Distribution expense                                                     12,965
Accounting services                                                       2,275
Auditing fees                                                             3,250
Legal fees                                                                  325
Reports and notices to shareholders                                         400
Directors' fees and expenses                                                702
Other                                                                     7,725
                                                                ---------------
    Total Expenses                                                       70,216
    Expense Reimbursement                                               (47,242)
    Expense Offset                                                       (3,716)
                                                                ---------------
    Net Expenses                                                         19,258
                                                                ---------------
Net Investment Income                                                   341,190
                                                                ---------------

Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                                19,066
Net change in unrealized appreciation                                   150,280
                                                                ---------------
Net Realized and Unrealized Gain on Investments                         169,346
                                                                ---------------
Net Increase in Net Assets from Operations                             $510,536
                                                                ===============


See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                          Year                 Year
                                                                         Ended                Ended
                                                                      11/30/97             11/30/96
                                                               ---------------      ----------------
 Increase in Net Assets from Operations
 Net investment income                                             $   341,190          $   256,969
 Net realized gain on sales of investments                              19,066               96,585
 Net change in unrealized appreciation                                 150,280              (84,924)
                                                               ---------------      ----------------
 Net increase in net assets from operations                            510,536              268,630
                                                               ---------------      ----------------

 Distributions to Shareholders
 From net investment income                                           (341,158)            (256,981)
 From realized gain on investments                                     (45,214)                -
                                                               ---------------      ----------------
 Total distributions to shareholders                                  (386,372)            (256,981)
                                                               ---------------      ----------------

 From Capital Share Transactions
 Net proceeds from sales of shares                                   2,421,008              746,749
 Net asset value of shares in reinvestment
     of dividends and distributions                                    363,889              245,239
                                                               ---------------      ----------------
                                                                     2,784,897              991,988
 Less: Payments for shares reacquired                                 (953,210)            (587,443)
                                                               ---------------      ----------------
 Increase in net assets from capital share transactions              1,831,687              404,545
                                                               ---------------      ----------------
 Total Increase in Net Assets for period                             1,955,851              416,194
 Net Assets: Beginning of period                                     5,748,597            5,332,403
                                                               ---------------      ----------------
 Net Assets: End of period                                          $7,704,448           $5,748,597
                                                               ===============      ================
 Undistributed Net Investment Income
    at End of Period                                            $          413       $          381
                                                               ===============      ================


See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                      Eight Months
                                                      Year Ended       Year Ended            Ended
                                                        11/30/97         11/30/96       11/30/95(A)
                                                 ---------------- ---------------- ----------------
 Net asset value at beginning of period                   $11.72           $11.72           $11.19
                                                 ---------------- ---------------- ----------------

 Income from Investment Operations
 Net investment income                                      0.60             0.53             0.36
 Net realized and unrealized gain on investments            0.25                -             0.53
                                                 ---------------- ---------------- ----------------
 Total from investment operations                           0.85             0.53             0.89
                                                 ---------------- ---------------- ----------------

 Less Distributions
 Dividends from net investment income                       0.60             0.53             0.36
 Distributions from realized gains on investments           0.09                -                -
                                                 ---------------- ---------------- ----------------
 Total Distributions                                        0.69             0.53             0.36
                                                 ---------------- ---------------- ----------------
 Net asset value at end of period                         $11.88           $11.72           $11.72
                                                 ================ ================ ================
 Total Return (%) **                                         7.7              4.8              8.1  ++

 Ratios/Supplemental Data
 Ratio of net expenses to average net assets (%)            0.30             1.04              1.22 +
 Ratio of expenses to average net assets before
    expense reductions (%) ***                              1.09             1.10              1.29 +
 Ratio of net investment income to average net assets (%)   5.31*            4.65              4.60 +
 Portfolio turnover rate (%)                                  21               48                32
 Net assets at end of period (000 omitted)                $7,704           $5,749            $5,332

                                     (A)  Commenced operations March 27, 1995.

                                        + Annualized

                                       ++ Not annualized

                                        * Ratio of net investment income to
                                          average net assets would have been
                                          4.57% in 1997, in the absence of a
                                          voluntary expense reimbursement.

                                       ** Total return is calculated assuming an
                                          initial investment made at the net
                                          asset value at the beginning of the
                                          period, reinvestment of all
                                          distributions at the net asset value
                                          during the period, and a redemption on
                                          the last day of the period. Initial
                                          sales charge is not reflected in the
                                          calculation of total return.

                                      *** Expense reductions are comprised of
                                          the voluntary expense reimbursements
                                          and include, effective 1995, the
                                          earning credits as described in Note
                                          (2) and (1) H




See Notes to Financial Statements.

                         Notes to Financial Statements

(1)  Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Company consists of twelve separate series - Sentinel Small Company Fund (formerly Sentinel Emerging Growth Fund), Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund (commenced operations on June 23, 1997), Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund (formerly Sentinel Short-Intermediate Government Fund) and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. All Funds offer one class of shares now referred to as Class A Shares. In addition, Sentinel Small Company, Sentinel World, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B Shares. In regard to Sentinel Tax-Free Income Fund, all Class B Shares were converted to Class A Shares as of October 31, 1997. On December 11, 1997 the board of directors approved Class B shares on the Sentinel Growth to commence mid January 1998. The board also approved the issuance of a third class of shares, Class C. These shares will be available for Sentinel Common Stock, Sentinel Balanced, Sentinel World and Sentinel High Yield Bond Fund with the issuance of the next prospectus in late March 1998. The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short Maturity Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions and the reclassification of ordinary losses to net short-term capital gains for the Growth Fund. Re-classifications were made to reflect these differences as of November 30, 1997 as follows:

                                         Accumulated undistributed
                         Accumulated      net realized gain (loss)
                      undistributed net  on investments and foreign   Paid-in
         Fund         investment income   currency transactions       capital
-------------------- -----------------   -----------------------      --------
World...............     ($339,899)            $339,899                  -
Balanced............       (87,672)              87,672                  -
Bond................       (61,183)              89,741               (28,558)
Government Sec......      (196,870)             262,000               (65,130)
Short Maturity Gov't.     (203,028)             203,697                  (669)
Growth..............       124,588             (124,588)                 -

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short Maturity Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Funds maintain segregated accounts, the dollar value of which is equal to its obligations, in respect of dollar rolls.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(1) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

H. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.


Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Small Company, Sentinel Growth, Sentinel World and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (3) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (4) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (5) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

With respect to Sentinel World Fund, SAC has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("INVESCO"). Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

With respect to Sentinel High Yield Bond Fund, SAC has entered into a sub-advisory agreement with Keystone Investment Management Company ("Keystone"). Pursuant to such agreement, Keystone provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Keystone equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Keystone will always be at least 0.35% per annum of the average daily net assets.

All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans." The Sentinel New York Tax-Free Income Fund became subject to the A Plan upon its inception on March 27, 1995 and Sentinel High Yield Bond Fund became subject to it on its inception on June 23, 1997. On March 24, 1995 the Sentinel Short Maturity Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 applicable only to it. On March 29, 1996 each of the Funds with Class B Shares (except Sentinel U.S. Treasury Money Market Fund) adopted a Class B distribution plan referred to as the "B Plans." The Sentinel High Yield Bond Fund became subject to the B Plan on June 23, 1997. None of the fees paid by the other Funds pursuant to the Plans will be used to reimburse Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, the principal underwriter ("Distributor") of the Company's shares, for expenses incurred in connection with the distribution of the Sentinel U.S. Treasury Money Market Fund shares.

Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Small Company, Sentinel Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) 0.20% of average daily net assets relating to A Shares outstanding in the case of the Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor.

Under the B Plans, each participating Fund pays the Distributor a monthly fee at the maximum annual rate of 1.00% of the average daily net assets relating to B Shares outstanding. Of such amount, up to 0.25% shall be allocated to service fees to securities dealers who have executed a selling agreement with the Distributor, and up to 0.75% may be allocated to other expenses. Other expenses include recovery of front-end sales commissions paid by the Distributor with respect to sales of Class B Shares, together with the cost of financing such payments incurred by the Distributor, except to the extent such costs are recovered through contingent deferred sales charges collected by the Distributor. Other expenses also include those described above for the A Plans.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A Shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $4,699,978 for the year ended November 30, 1997. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $148,402 after allowances of $2,332,424 to Equity Services, Inc., an affiliate of National Life, $209,774 to 1717 Capital Management Company, an affiliate of Provident Mutual, $588,731 to Hornor, Townsend & Kent, Inc. and $237,624 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $1,183,023 to other investment dealers. During this same period, SFSC received $24,989 in contingent deferred sales charges from certain redemptions of Class A Shares and $98,513 in contingent deferred sales charges from redemptions of Class B Shares.

During the year the Company transacted purchases and sales of portfolio securities through, among others, JMS for which it received $23,076 in brokerage commissions. In addition JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions noted above.

Each director who is not an employee of the adviser or an affiliated company is paid an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers. Total fees for the year ended November 30, 1997 were $3,405,500.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A Shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B Shares (excluding the Sentinel World Fund) would also be reduced proportionately. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1997 did not exceed 1.30% of its average daily net assets.

With respect to Class A Shares of Sentinel Short Maturity Government Fund, SASC has agreed to reimburse the Fund for all operating expenses in excess of an annual rate of 1.00% of the Funds' average daily net assets. With respect to Class A Shares of Sentinel New York Tax-Free Income Fund, SASC has agreed to reimburse the Fund for all its operating expenses effective March 31, 1997. For the year ended November 30, 1997, the total amount reimbursable to Sentinel Short Maturity Government Fund was $68,091 and the amount reimbursable to Sentinel New York Tax-Free Income Fund was $47,242. Although SASC has no present intention to do so, this arrangement may be terminated at any time.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the year ended November 30, 1997 were as follows:

                     Purchases of                Sales of
                      other than  Purchases of  other than
                         U.S.         U.S.         U.S.     Sales of U.S.
                      government   government   government   government
                      direct and   direct and   direct and   direct and
                        agency       agency       agency       agency
    Fund              obligations obligations'  obligations  obligations
------------------  ------------ ------------ ------------- ------------
Small Company....... $ 47,946,060         -    $ 43,271,673      -
Growth..............  120,381,633         -     125,046,424      -
World...............   32,048,126         -      17,209,061      -
Common Stock........  354,202,631         -     328,393,358      -
Balanced............   99,220,527 $111,000,125   99,032,336  $91,697,525
High Yield Bond.....   76,261,743    4,041,250   34,355,975    4,140,000
Bond................   56,569,060   64,910,532   61,038,030   65,243,063
Tax-Free............   43,189,190         -      55,115,397      -
N.Y. Tax-Free.......    2,714,220         -       1,292,046      -
Government..........         -     198,410,553         -     214,710,456
Short Maturity Gov't.        -      31,665,321         -      24,775,026

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 1997 as follows:

$2,140,898, $1,165,629 and $1,051,666 (expiring in 2001, 2002 and 2004, respectively) for a total of $4,358,193 for the Sentinel Bond Fund, $2,953,839 and $2,953,064 (expiring in 2002 and 2004, respectively) for a total of $5,906,903 for the Sentinel Government Securities Fund and $328,517, $619,379, $142,166, $83,225 and $166,838 (expiring in 2000, 2001, 2002, 2004 and 2005, respectively) for a total of $1,340,125 for the Sentinel Short Maturity Government Fund. During the year ended November 30, 1997, the Sentinel Bond Fund and the Sentinel Government Securities Fund utilized $129,989 and $632,658 of capital loss carryforwards, respectively. It is unlikely that a capital gains distribution will be paid to shareholders of these Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

(4) Fund Shares:

At November 30, 1997, 2 billion shares of one cent par value were authorized. There are 1.36 billion shares allocated to the various Funds as Class A Shares and 260 million shares allocated to the various Funds as Class B Shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:

                                                                                  Shares issued       Net
                                             Shares issued in                     (reacquired)     increase
                                             reinvestment of                     upon conversion  (decrease)
                                               dividends and        Shares         from/(into)     in shares
  Fund                         Shares sold     distributions      reacquired        Class B/A     outstanding
  ----                         -----------     -------------      ----------        ---------     -----------
Year Ended 11/30/97
Small Company - A.........       2,422,659        155,607           3,455,802           -           (877,536)
Small Company - B.........         919,683          3,285              63,324           -            859,644
Growth....................         626,402        710,563             603,146           -            733,819
World - A.................       1,472,913         99,489             924,429           -            647,973
World - B.................         409,903          3,852              24,658           -            389,097
Common Stock - A..........       2,705,403      2,975,446           3,615,554           -          2,065,295
Common Stock - B..........       1,086,877         74,040              77,413           -          1,083,504
Balanced - A..............       1,826,520        782,123           3,117,018           -           (508,375)
Balanced - B..............         754,261         33,293              68,172           -            719,382
High Yield Bond - A*......       1,074,262         13,753              23,133           -          1,064,882
High Yield Bond - B*......       3,282,060         12,285              43,795           -          3,250,550
Bond - A..................       1,877,830        628,012           4,218,555           -         (1,712,713)
Bond - B..................         640,073         36,953             145,602           -            531,424
Tax-Free - A (a)..........         539,782        272,246           1,839,547         85,799        (941,720)
Tax-Free - B (a)..........          38,576          2,296              11,628        (85,799)        (56,555)
N.Y. Tax-Free.............         207,637         31,400              81,284           -            157,753
Government................         670,673        373,702           2,764,716           -         (1,720,341)
Short Maturity Gov't......       3,520,498        203,920           2,855,286           -            869,132
U.S. Treasury - A.........     198,798,449      3,338,706         197,029,796           -          5,107,359
U.S. Treasury - B.........       7,962,012        150,530           7,839,276           -            273,266

Year Ended 11/30/96
Small Company - A.........       3,047,507      3,479,603           4,509,726           -          2,017,384
Small Company - B**.......         393,138           -                 13,833           -            379,305
Growth....................         415,150        584,386             596,369           -            403,167
World - A.................       1,869,007         47,048             823,799           -          1,092,256
World - B**...............         213,270           -                  8,616           -            204,654
Common Stock - A..........       3,070,782      2,509,631           3,443,788           -          2,136,625
Common Stock - B**........         681,956          1,045              11,097           -            671,904
Balanced - A..............       2,233,529        835,736           2,906,556           -            162,709
Balanced - B**............         596,790          2,002               9,616           -            589,176
Bond - A..................       2,863,501        748,935           4,722,972           -         (1,110,536)
Bond - B**................         741,373         10,355              10,518           -            741,210
Tax-Free - A..............         854,288        244,470           1,824,866           -           (726,108)
Tax-Free - B**............          62,396            677               6,517           -             56,556
NY Tax-Free...............          65,043         21,394              50,787           -             35,650
Government................       1,177,381        468,319           2,903,620           -         (1,257,920)
Short-Inter. Gov't........       3,287,981        170,709           2,627,496           -            831,194
U.S. Treasury - A.........     198,865,999      3,213,012         201,938,785           -            140,226
U.S. Treasury - B**.......       7,608,971         84,246           4,532,877           -          3,160,340

(a) On October 31, 1997 all outstanding Class B shares were converted to Class A shares.
 *For the period June 23, 1997 to November 30, 1997.
**For the period April 1, 1996 to November 30, 1996.

(5) Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 1997 the projected obligation for such benefits had been accrued.

Report of Independent Accountants

To the Shareholders and Board of Directors of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Small Company Fund, Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund (constituting Sentinel Group Funds, Inc., hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations, the changes of each of their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 19, 1997

 Sentinel Pennsylvania Tax-Free Trust seeks a high level of current income and stability of principal through investments in obligations issued by the Commonwealth of Pennsylvania and its agencies and authorities, which are exempt from federal and Pennsylvania state income taxes.


                      Sentinel Pennsylvania Tax-Free Trust


The taxable equivalent yield of the Sentinel Pennsylvania Tax-Free Trust as of 11/30/97 was 8.2% for a Pennsylvania state resident in the 39.6% federal income tax bracket.

For the fiscal year ended November 30, 1997, the Sentinel Pennsylvania Tax-Free Trust produced a total return of 6.1%. This compares to an average return of 6.7% for the Lipper Analytical Services Inc. universe of Pennsylvania municipal debt funds. The Lehman Municipal Bond Index returned 7.2% for the same period.

Investors in municipal securities were rewarded with solid investment returns in 1997 as the economy exhibited strong growth, low unemployment and a rate of inflation of less than 2.5%. The performance of fixed income securities was enhanced as interest rates declined reflecting the diminishing inflation expectations of the market. Traditionally, strong economic growth and high resource utilization has contributed to an increase in the rate of inflation which would have a negative impact on the price of bonds. However, strong capital spending by U.S. corporations concentrated in high-technology equipment has expanded the production capacity of the economy thereby increasing the rate of economic growth that can be sustained without a pickup in inflation.

The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of Pennsylvania municipals is sheltered from federal and Pennsylvania state income taxes. The taxable equivalent yield of the Sentinel Pennsylvania Tax-Free Trust as of 11/30/97 was 8.2% for a Pennsylvania state resident in the 39.6% federal income tax bracket. This compares very favorably to the yield of corporate, government and mortgage-backed securities for investors who are looking to maximize risk-adjusted, after-tax cash flows in their fixed income portfolios.

We believe that the positive economic fundamentals currently in place will continue to benefit the holders of fixed income securities. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while reducing their dependency on borrowing. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal and Pennsylvania state income taxation.

/s/ Kenneth J. Hart

Kenneth J. Hart

----------------------------------
Average Annual
Total Return
Through 11/30/97

           w/sales   w/o sales
Period     charge+    charge
 1 Year     1.8%        6.1%
----------------------------------
 5 Years    5.0%        5.8%
----------------------------------
10 Years    7.2%        7.7%
----------------------------------

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Pennsylvania Tax-Free Trust Performance
Ten Years Ended 11/30/97

                           [LINE GRAPH APPEARS HERE]

                                        Lipper
                   Sentinel          Pennsylvania            Lehman
                 Pennsylvania       Municipal Debt          Municipal
Date            Tax-Free Trust       Fund Average           Bond Index*
----            --------------       ------------           ----------
Nov. 87             9,600               10,000                10,000
Nov. 88            10,831               11,337                11,063
Nov. 89            11,903               12,593                12,282
Nov. 90            12,614               13,351                13,227
Nov. 91            13,729               14,702                14,584
Nov. 92            15,133               16,232                16,047
Nov. 93            16,514               18,134                17,826
Nov. 94            15,705               16,865                16,889
Nov. 95            18,025               20,009                20,081
Nov. 96            18,920               21,018                21,261
Nov. 97            20,068               22,433                22,786

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.


Chart Ending Values & Legend
Ten years ended 11/30/97

Sentinel Pennsylvania Tax-Free Trust              $20,068

Lehman Municipal Bond Index*                      $22,786

Lipper Pennsylvania Municipal Debt Fund Average   $22,433

*An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel Pennsylvania Tax-Free Trust
Investment in Securities
at November 30, 1997


--------------------------------------------------------------------------------
                                                     Principal Amount   Value
                                                        (M=$1,000)     (Note 1)
--------------------------------------------------------------------------------
Bonds 97.6%
Pennsylvania  81.2%
Allegheny County Higher
  Educ. Bldg.
  5.00%, 03/01/16  (AMBAC)                                1000M       $  976,530
Allegheny County G/O
  5.15%, 09/01/11 (FGIC)                                  1500M        1,522,200
Allegheny County Hospital
  6.00%, 10/01/03  (FGIC)                                 1000M        1,079,790
Allegheny County
  Institution G/O
  7.30%, 04/01/09  (MBIA)                                 1000M        1,068,210
Armstrong County Hospital
  Auth.
  6.25%, 06/01/13  (AMBAC)                                1200M        1,282,932
Beaver County Industrial
  Dev. Auth.
  7.75%, 09/01/24                                          500M          529,480
Berks County G/O
  7.25%, 11/15/20  (FGIC)                                 1000M        1,101,450
Chester County Health
  & Education
  5.40%, 07/01/06 (MBIA)                                  1375M        1,444,217
Cranberry PA Municipal
  Water & Sewer
  5.125%, 12/01/26  (MBIA)                                1225M        1,189,892
Jim Thorpe PA Area
  School District
  5.30%, 03/15/16  (MBIA)                                 1500M        1,542,480
Lehigh County Industrial
   Dev. Auth.
  6.15%, 08/01/29 (MBIA)                                  1000M        1,076,850
Montgomery County Higher
  Educ. & Health
  8.30%, 06/01/10                                          500M          556,450
Pennsylvania Higher Educ. Facs.
  7.20%, 07/01/19  (MBIA)                                  500M          533,200
  6.00%, 01/01/06                                         1500M        1,638,165
  5.625%, 12/01/27  (MBIA)                                1000M        1,020,790
  5.60%, 11/15/09 (MBIA)                                  1500M        1,599,675
Pennsylvania State G/O
  6.25%, 07/01/11                                         1500M        1,705,410
Pennsylvania State Industrial
  Dev. Auth.
  5.80%, 07/01/09  (AMBAC)                                1000M        1,084,280
Pennsylvania State
  Turnpike Commn.
  7.20%, 12/01/17  (FGIC)                                 1000M        1,124,230
Pennsylvania Trafford
  School Dist.
  5.90%, 05/01/11  (MBIA)                                 1000M        1,051,590
Philadelphia Municipal Auth.
  7.80%, 04/01/18  (FGIC)                                   45M           46,472
Philadelphia Regional Port. Auth.
  7.15%, 08/01/20  (MBIA)                                  250M          268,365
  7.125%, 08/01/10  (MBIA)                                 250M          268,210
Philadelphia Water & Waste
  6.25%, 08/01/11  (MBIA)                                 1000M        1,126,820
  6.25%, 08/01/12  (MBIA)                                  500M          564,355
Pittsburgh PA Water &
  Sewer System Rev.
  6.50%, 09/01/13  (FGIC)                                 1000M        1,163,230
Scranton Lackawanna Health & Welfare
  7.875%, 07/01/10  (MBIA)                                 500M          521,115
Westmoreland Cnty Municipal Auth.
   0.00%, 08/15/18  (FGIC)                                 500M          171,380
York County Solid Waste
  5.50%, 12/01/14  (FGIC)                                 1000M        1,045,100
                                                                    ------------
                                                                      28,302,868
                                                                    ------------
Puerto Rico 16.4%
Puerto Rico Commonwealth Aqueduct & Sewer
6.00%, 07/01/09
    Cmwlth GTD                                             500M          552,795
5.00%, 07/01/19
    Cmwlth GTD                                            1000M          957,940
Puerto Rico Commonwealth Hwy & Transport
  5.50%, 07/01/13  (FSA)                                  1000M        1,068,180
  5.50%, 07/01/36                                         1000M        1,017,470
Puerto Rico Electric Power Auth.
  6.00%, 07/01/00  (MBIA)                                 1000M        1,049,980
Puerto Rico Public Buildings Auth.
  5.70%, 07/01/09                                         1000M        1,070,910
                                                                    ------------
                                                                       5,717,275
                                                                    ------------
Total Investments
  (Cost $31,801,506)*                                                 34,020,143

Excess of Other Assets
 Over Liabilities 2.4%                                                   823,507
                                                                    ------------
Net Assets                                                           $34,843,650
                                                                    ============

--------------------------------------------------------------------------------

 * Also cost for federal income tax purposes. At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $2,218,637 all of which related to appreciated securities.

The following abbreviations are used in portfolio descriptions:
(AMBAC) - Guaranteed by American Municipal Bond Association Corp.
(FGIC) - Guaranteed by Financial Guaranty Insurance Co.
(FSA) - Guaranteed by Financial Security Assurance Inc.
(MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.
G/O - General Obligation Bond



                                              See Notes to Financial Statements.


Sentinel Pennsylvania Tax-Free Trust
Statement of Assets and Liabilities
at November 30, 1997
--------------------------------------------------------------------------------
Assets
Investments at value                                               $34,020,143
Cash and cash equivalents                                              163,203
Receivable for fund shares sold                                         27,622
Receivable for interest                                                618,052
Receivable from fund administrator                                      62,076
                                                                ---------------
  Total Assets                                                      34,891,096
                                                                ---------------
Liabilities
Payable for fund shares repurchased                                        500
Accrued expenses                                                        11,166
Management fee payable                                                  15,663
Distribution fee payable                                                10,034
Fund service fee payable                                                10,083
                                                                ---------------
  Total Liabilities                                                     47,446
                                                                ---------------
Net Assets Applicable to Outstanding Shares                        $34,843,650
                                                                ===============
Net Asset Value and Offering Price Per Share
$34,843,650 / 2,611,098 shares outstanding                         $     13.34
Sales Charge -- 4.00% of Offering Price                                   0.56
                                                                ---------------
Maximum Offering Price Per Share                                   $     13.90
                                                                ===============

Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                    $32,300,471
Accumulated undistributed net investment income                            344
Accumulated undistributed net realized gain on investments             324,198
Unrealized appreciation of investments                               2,218,637
                                                                ---------------
Net Assets                                                         $34,843,650
                                                                ===============
Investments at Cost                                                $31,801,506
                                                                ===============

Sentinel Pennsylvania Tax-Free Trust
Statement of Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $1,960,287
                                                                ---------------
Expenses:
Management advisory fee                                                188,819
Transfer agent and custodian                                            58,294
Distribution expense                                                    68,655
Accounting services                                                     84,000
Auditing fees                                                            5,750
Legal fees                                                               6,000
Reports and notices to shareholders                                      4,800
Directors' fees and expenses                                            33,715
Other                                                                    9,761
                                                                ---------------
  Total Expenses                                                       459,794
  Expense Reimbursement                                               (152,810)
  Expense Offset                                                       (14,794)
                                                                ---------------
  Net Expenses                                                         292,190
                                                                ---------------
Net Investment Income                                                1,668,097
                                                                ---------------

Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                              324,179
Net change in unrealized appreciation                                   40,300
                                                                ---------------
Net Realized and Unrealized Gain on Investments                        364,479
                                                                ---------------
Net Increase in Net Assets from Operations                          $2,032,576
                                                                ===============

See Notes to Financial Statements.


Sentinel Pennsylvania Tax-Free Trust
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Year             Year
                                                            Ended            Ended
                                                         11/30/97         11/30/96
                                                  ---------------  ----------------
Increase in Net Assets from Operations
Net investment income                                $  1,668,097     $  1,742,591
Net realized gain on sales of investments                 324,179          218,984
Net change in unrealized appreciation                      40,300         (282,933)
                                                  ---------------  ----------------
Net increase in net assets from operations              2,032,576        1,678,642
                                                  ---------------  ----------------
Distributions to Shareholders
From net investment income                             (1,667,753)      (1,745,421)
From realized gain on sale of investments                (218,975)        (208,641)
From paid-in capital                                            -             (208)
                                                  ---------------  ----------------
Total distributions to shareholders                    (1,886,728)      (1,954,270)
                                                  ---------------  ----------------
From Capital Share Transactions
Net proceeds from sales of shares                       3,118,082        3,822,068
Net asset value of shares in reinvestment
    of dividends and distributions                      1,283,959        1,343,773
                                                  ---------------  ----------------
                                                        4,402,041        5,165,841
Less: Payments for shares reacquired                   (5,249,491)      (4,320,058)
                                                  ---------------  ----------------
Decrease (increase) in net assets from
   capital share transactions                            (847,450)         845,783
                                                  ---------------  ----------------
Total Decrease (Increase) in Net Assets for period       (701,602)         570,155
Net Assets: Beginning of period                        35,545,252       34,975,097
                                                  ---------------  ----------------
Net Assets: End of period                            $ 34,843,650     $ 35,545,252
                                                  ===============  ================
Undistributed Net Investment Income
   at End of Period                                  $        344     $          -
                                                  ---------------  ----------------

See Notes to Financial Statements.
84

Sentinel Pennsylvania Tax-Free Trust
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


---------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Eleven
                                                 Year Ended    Year Ended      Year Ended       Year Ended     Months Ended
                                                   11/30/97      11/30/96        11/30/95         11/30/94      11/30/93(A)
                                            ---------------- ------------- ---------------  ---------------  --------------
Net asset value at beginning of period             $  13.29      $  13.40        $  12.29         $  13.57        $  13.15
                                            ---------------- ------------- ---------------  ---------------  --------------
Income from Investment Operations
Net investment income                                  0.64          0.66            0.66             0.64            0.69
Net realized and unrealized gain (loss)
  on investments                                       0.13         (0.03)           1.11            (1.28)           0.42
                                            ---------------- ------------- ---------------  ---------------  --------------
Total from investment operations                       0.77          0.63            1.77            (0.64)           1.11
                                            ---------------- ------------- ---------------  ---------------  --------------
Less Distributions
Dividends from net investment income                   0.64          0.66            0.66             0.64            0.69
Distributions from realized gains on
  investments                                          0.08          0.08               -                -               -
                                            ---------------- ------------- ---------------  ---------------  --------------
Total Distributions                                    0.72          0.74            0.66             0.64            0.69
                                            ---------------- ------------- ---------------  ---------------  --------------
Net asset value at end of period                   $  13.34      $  13.29        $  13.40         $  12.29        $  13.57
                                            ================ ============= ===============  ===============  ==============
Total Return (%) **                                     6.1           5.0            14.8             (4.9)            8.1++

Ratios/Supplemental Data
Ratio of net expenses to average net
  assets (%)                                           0.85          0.75            0.97             1.30            1.24 +
Ratio of expenses to average net assets
  before expense reductions (%) ***                    1.34          1.37            1.36             1.30            1.24 +
Ratio of net investment income to average
  net assets (%)                                       4.86 *        5.07 *          5.14 *           4.84            5.07 +
Portfolio turnover rate (%)                              28            56              80               56              23
Net assets at end of period (000 omitted)          $ 34,844      $ 35,545        $ 34,975         $ 31,172        $ 34,448

(A) As of March 1, 1993 Sentinel Advisors Co. became the investment advisor to the Trust.

+   Annualized

++  Not annualized

* Ratio of net investment income to average net assets would have been 4.41% in 1997, 4.48% in 1996 and 4.78% in 1995, in the absence of a voluntary expense reimbursement.

** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

*** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (5) and
    (1) D.

See Notes to Financial Statements.

                         Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Distributions:

Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 1997 the Trust did not have any capital loss carryforwards for federal income tax purposes.

Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:

Transactions in Trust shares were as follows:


                                                   Year            Year
                                                   Ended           Ended
                                                 11/30/97        11/30/96
                                                ---------       ---------
Shares sold.....................................  236,999         291,419
Shares issued to stockholders in reinvestment
of dividends and distributions..................   97,949         102,717
                                                ---------       ---------
                                                  334,948         394,136
Shares redeemed................................. (398,691)       (330,002)
                                                ---------       ---------
Net decrease (increase).........................  (63,743)         64,134
                                                =========       =========

(4) Investment Transactions:

Purchases and sales of securities other than short-term securities aggregated $9,328,595 and $10,532,372 respectively, during the year ended November 30, 1997.

(5) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.

Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $90,073 for the year ended November 30, 1997. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $481 after allowances of $19,834 to Equity Services, Inc., an affiliate of National Life, $9,574 to 1717 Capital Management Company, an affiliate of Provident Mutual, $11,169 to Hornor, Townsend & Kent, Inc. and $2,402 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, and $46,613 to other investment dealers.

Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the year ended November 30, 1997 were $121,000.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and the Class A Shares of Sentinel Group Funds, Inc. (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with twelve portfolios and together with the Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1997 did not exceed 1.30% of its average daily net assets.

Effective March 27, 1995 thru May 14, 1995, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 1.00% of the Trust's average daily net assets. Effective May 15, 1995 thru March 30, 1997, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 0.75% of the Trust's average daily net assets. Effective March 31, 1997, SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of 0.90% of the Trust's average daily net assets. For the year ended November 30, 1997 the total amount reimbursable was $152,810. This arrangement may be terminated at any time.

(6) Distribution Expenses:

On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of 0.20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Trust to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Trust's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor. The Distributor is not reimbursed for any unreimbursed prior years expenses.

Report of Independent Accountants

To the Shareholders and Board of Trustees of Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the four years then ended and the eleven months ended November 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 19, 1997

Federal Tax Status of Dividends and Distributions
(Unaudited)

During the fiscal year ended November 30, 1997, the Sentinel Funds paid the following dividends and distributions:



                                 Net     Short-term      Long-term
                             Investment    Capital        Capital
                               Income       Gain           Gain
----------------------------  --------  ------------  ---------------
Small Company - A...........   $.007       $.03945           -
Small Company - B...........      -         .03945           -
Growth.......................   .015        .20055      $2.60178
World - A....................   .112        .03368        .21017
World - B....................   .044        .03368        .21017
Common Stock - A.............   .567           -         3.54115
Common Stock - B.............   .264           -         3.54115
Balanced - A.................   .547           -          .44965
Balanced - B.................   .410           -          .44965
High Yield Bond - A..........   .315           -             -
High Yield Bond - B..........   .312           -             -
Bond - A.....................   .396           -             -
Bond - B.....................   .342           -             -
Tax-Free Income - A..........   .654           -          .12508
Tax-Free Income - B..........   .445           -          .12508
NY Tax-Free Income...........   .604           -          .09100
Government Securities........   .594           -             -
Short Maturity Gov't.........   .564           -             -
U.S. Treasury MM - A........    .045           -             -
U.S. Treasury MM - B.........   .045           -             -
PA Tax-Free..................   .640        .02020        .06465

Each of the long-term capital gain distributions has been designated as a "capital gain dividend" under the Federal Internal Revenue Code. The December 1996, long-term capital gain was included on Form 1099-DIV for the 1996 calendar year.

For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 1997 qualifying for the 70% dividend received deduction available to corporations are as follows:


Sentinel Small Company Fund                    78%
Sentinel Growth Fund                           99%
Sentinel Common Stock Fund                    100%
Sentinel Balanced Fund                         41%

In January 1998 you will be sent 1997 Form 1099-DIV from the Sentinel Funds. The form will indicate the federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 1997. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 1997. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for federal income tax purposes.

Privileges, Plans and Services for Shareholders

Open Account - Unless another distribution option is elected, an Open Account is automatically established for each new investor. In an Open Account, all income dividends and any capital gains distributions are reinvested in additional shares at net asset value and without charge.

Other Distribution Options - Upon written notice to Sentinel Administrative Service Company, you may elect one of the following options:

1. Receive dividends in cash and reinvest any capital gains distributions in additional shares of any of the Sentinel Funds, of the same class, at net asset value.

2. Receive both dividends and capital gains in cash.

3. Reinvest both dividends and capital gains in another Sentinel Fund, of the same class, at net asset value.

Automatic Investment Plan - This service, provided without charge, enables you to make regular investments of $50 or more by means of an automatic checking account debiting service via the ACH (Automated Clearing House) network. Information and the application necessary to establish this plan are included in the prospectus. A separate folder and application are also available from Sentinel Administrative Service Company, or from your investment dealer.

Systematic Withdrawal Plan - This plan enables you to receive a check once per month, during any months of the year you specify, for a dollar amount that you specify. Note that this plan is available only to those who own, or are purchasing, at least $5,000 worth of shares of one or more of the Sentinel Funds, except Sentinel U.S. Treasury Money Market Fund, as determined by the current offering price. Payments may be made to you, your bank, or other payee as requested on the application. Under the Systematic Withdrawal Plan, all dividends and distributions are automatically reinvested at net asset value and payments are made from the proceeds of redeemed shares.

High Yield Bond, Bond, Tax-Free Income, New York Tax-Free Income, Government Securities, Short Maturity Government, U.S. Treasury Money Market and Pennsylvania Tax-Free Fund Check Writing Service - This special feature of the Class A Shares of Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity

Government Fund, Sentinel U.S. Treasury Money Market Fund and Sentinel Pennsylvania Tax-Free Trust enables you to draw checks (minimum amount $500 except for the U.S. Treasury Money Market Fund which is $250) on your account through Investors Fiduciary Trust Co. There is currently no fee for this service. Please note that this service is not available to IRA, Keogh, 403(b) or other fiduciary accounts. Information and applications are available by contacting Sentinel Funds Investor Services at (800) 282-FUND (3863).

Exchange Privilege - The Exchange Privilege is designed to add flexibility to your investment program by enabling you to exchange all or part of your shares in one Sentinel Fund for shares of the same class of another Fund in the family without payment of any additional sales charge. The exception to no additional sales charge is when shares are exchanged from the U.S. Treasury Money Market Fund to Class A Shares of another Sentinel Fund, a sales charge will be imposed unless the assets in the U.S. Treasury Money Market Fund were in another Sentinel Fund and were previously subject to a sales charge. Shares being exchanged into another Fund must have a value of at least $1,000 (the minimum investment required to open a new account) unless you already have an account in that Fund. Shares being exchanged must have been in the account a minimum of 15 calendar days (90 days in the case of funds initially invested in the Sentinel Short Maturity Government Fund or exchanged into such Fund from funds initially invested in the Sentinel U.S. Treasury Money Market Fund). Account registrations must be identical. Exchanges may be made by calling toll-free, (800) 282-FUND
(3863), or by writing Sentinel Funds, P. O. Box 1499, Montpelier, Vermont 05601-1499. Note that an exchange is a taxable transaction for federal income tax purposes.

Reinstatement Privilege - A shareholder who redeems all or part of an account may reinvest all or part of the redemption proceeds at the then current net asset value if a written request to the Fund is received or postmarked within one year after the date of the redemption. Sentinel Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use this reinstatement privilege to reinvest in the Short Maturity Government Fund. In general, this privilege may be exercised only once by a shareholder.

Telephone Redemption - Up to $1,000,000 in funds may be redeemed by telephone upon completion of the appropriate section of the Application, or subsequent submission of such, with proper signature guarantee. Under this service, proceeds may either be sent to the address of record or a pre-designated bank. A signature guarantee is required on any change in redemption instructions as well as a 30 day waiting period for changes to become effective. To redeem shares by telephone, you may call (800) 282-FUND (3863).

Tax-Deferred Retirement Plans - Shares of Sentinel Group Funds may be purchased by all types of tax-deferred retirement plans, including self-employed individuals and partnerships ("Keogh Plans"), Individual Retirement Accounts ("IRAs"), SIMPLE IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations), Section 457 Plans and other corporate pension and profit-sharing plans. Consult your tax advisor for details.


Please refer to the prospectus for complete details regarding these privileges, plans and services.

                         Directors/Trustees and Officers


Sentinel Group Funds, Inc. and
Sentinel Pennsylvania Tax-Free Trust
January 1, 1998

Patrick E. Welch
Chairman and Chief Executive Officer
Chairman and Chief Executive Officer,
National Life Insurance Company

Joseph M. Rob
Director/Trustee and President
Chief Executive Officer,
Sentinel Management Company

Richard J. Borda
Director/Trustee
Former Vice Chairman,
National Life Insurance Company

Dr. Kalman J. Cohen
Director/Trustee
Distinguished Bank Research
Professor Emeritus,
The Fuqua School of Business,
Duke University

Richard D. Farman
Director/Trustee
President and Chief Operating Officer,
Pacific Enterprises

John D. Feerick
Director/Trustee
Dean, Fordham University
School of Law

Richard I. Johannesen, Jr.
Director/Trustee
Former Vice President and Manager -
Bond Market Research Department,
Salomon Brothers Inc.

Robert B. Mathias
Director/Trustee
Sports Consultant;
Former U.S. Congressman

Keniston P. Merrill
Director/Trustee
Former Chairman and
Chief Executive Officer,
Sentinel Advisors Company

Deborah G. Miller
Director/Trustee
Vice President
Digital Equipment Corporation

John Raisian
Director/Trustee
Director and Senior Fellow,
Hoover Institution,
Stanford University

Susan M. Sterne
Director/Trustee
President, Economic Analysis
Associates, Inc.

Angela E. Vallot
Director/Trustee
Counsel, Texaco Inc.

John M. Grab, Jr.
Vice President

Thomas P. Malone
Vice President and Treasurer

D. Russell Morgan
Secretary


Investment Adviser
Sentinel Advisors Company

Principal Underwriter
Sentinel Financial Services Company

Counsel
Brown & Wood

Independent Accountants
Price Waterhouse LLP

Custodian and Dividend Paying Agent
Investors Fiduciary Trust Company

Transfer Agent, Shareholder Servicing
Agent and Administrator
Sentinel Administrative Service
Company

                      The Sentinel Funds Board of Directors


                             [PHOTO APPEARS HERE]

Standing, left to right: Stanley R. Reber, Joseph M. Rob, Richard I. Johannesen, Jr., Robert B. Mathias, John D. Feerick, John Raisian, Richard J. Borda, Dr. Kalman J. Cohen.

Seated, left to right: Susan M. Sterne, Deborah G. Miller, Keniston P. Merrill, Angela E. Vallot, Patrick E. Welch.

Not pictured:  Richard D. Farman.

                                 A Brief History

[ART APPEARS HERE]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Three more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund and Sentinel High Yield Bond Fund (Class A and Class B Shares) were introduced on September 2, 1986, October 1, 1990 and June 23, 1997, respectively.

In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are Sentinel Small Company Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.
Effective

April 1, 1996, five Sentinel Funds offered two classes of shares: Sentinel Small Company, Sentinel World, Sentinel Common Stock, Sentinel Balanced and Sentinel Bond funds. The new class is called "Class B Shares" while the original class is called "Class A Shares." Sentinel U.S. Treasury Money Market Fund also has Class B Shares which are primarily available through exchanges from the other Class B Shares.

The thirteen funds in the Sentinel Family of Funds, which includes the twelve funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $2.7 billion which are managed on behalf of approximately 106,500 individual, corporate and institutional shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

[LOGO OF SENTINEL     Sentinel Funds
FUNDS APPEARS HERE]   Integrity Since 1934


Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel Growth Fund

Sentinel Small Company Fund

Sentinel World Fund

Sentinel High Yield Bond Fund

Sentinel Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund

Sentinel Pennsylvania Tax-Free Trust


Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors
                                                           ---------------
This report is authorized for distribution                   Bulk Rate
to prospective investors only when preceded                 U.S. Postage
or accompanied by an effective prospectus.                      PAID
                                                             Hudson, MA
Distributed by                                              Permit No. 19
Sentinel Financial Services Company                        ---------------
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332